UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:	BlackRock Funds
iShares Short-Term TIPS Bond Index Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2020

Date of reporting period: 12/31/2020

Item 1 –	Report to Stockholders

(a) The Report to Shareholders is attached herewith.

DECEMBER 31, 2020

2020 Annual Report

BlackRock FundsSM

•	iShares Municipal Bond Index Fund
•	iShares Short-Term TIPS Bond Index Fund

BlackRock Index Funds, Inc.

•	iShares MSCI EAFE International Index Fund
•	iShares Russell 2000 Small-Cap Index Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of December 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. The threat from the coronavirus became increasingly apparent throughout February and March 2020, and countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point of the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs late in the reporting period following a series of successful vaccine trials and passage of additional stimulus. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities from developed economies grew at a more modest pace, lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

Following the coronavirus outbreak, the Fed instituted two emergency interest rate cuts, pushing short-term interest rates, already low as the year began, close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to accelerate as vaccination efforts get under way. The results of the U.S. elections also cleared the way for additional stimulus spending in 2021, which is likely to be a solid tailwind for economic growth. Inflation should increase as the expansion continues, but a shift in central bank policy means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the equity expansion.

Overall, we favor a positive stance toward risk, with an overweight in both equities and credit. We see U.S. and Asian equities benefiting from structural growth trends in tech, while emerging markets should be particularly helped by a vaccine-led economic expansion. In credit, rising inflation should provide tailwinds for inflation-protected bonds, and Euro area peripherals and Asian bonds also provide attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	22.16%	18.40%
U.S. small cap equities (Russell 2000® Index)	37.85	19.96
International equities (MSCI Europe, Australasia, Far East Index)	21.61	7.82
Emerging market equities (MSCI Emerging Markets Index)	31.14	18.31
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.07	0.67
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(1.87)	10.58
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.29	7.51
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.92	4.95
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	11.32	7.05
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of December 31, 2020	iShares Municipal Bond Index Fund

Investment Objective

iShares Municipal Bond Index Fund’s (the “Fund”) investment objective is to seek to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the ICE BofA US Municipal Securities Index (the “Underlying Index”).

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2020, the Fund’s Institutional Shares returned 4.97%, Investor A Shares returned 4.70%, Class K Shares returned 5.00%, and Investor P Shares returned 4.69%. The Fund’s benchmark, the ICE BofA US Municipal Securities Index, returned 5.26% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark indexes based on individual share-class expenses.

Describe the market environment.

During the period, the yield of the 10-year U.S. Treasury bond decreased to 0.93% at year end. In 2020, global markets endured severe shocks from the COVID-19 pandemic, along with increased geopolitical uncertainty. The year started with a positive tone for risk assets, but early in the first quarter of 2020 the emergence of the coronavirus, which quickly spread across the globe, sparked massive “risk-off” moves by investors. Ensuing flight-to-safety trades resulted in unprecedented rate rises over the quarter. In response, the Fed lowered interest rates via two emergency cuts, effectively bringing the fed funds target rate to 0.00%-0.25%.

These rate moves were accompanied by historic and coordinated fiscal and monetary stimulus programs that helped to gradually reduce market volatility during the second quarter of 2020. However, strict lockdown measures to stem the spread of the virus across the United States contributed to significant increases in unemployment, which increased threefold to 14.7% before halving to 6.7% late in the fourth quarter of 2020. The Fed and other global central banks maintained a dovish tone throughout, while governments around the globe coordinated fiscal stimulus programs alongside monetary policy to assist their battered economies. The combination of fiscal and monetary stimulus helped risk assets to stage a strong comeback, with U.S. equity indices eventually touching record highs and 10-year inflation expectations ending the year at a 12-month peak of 1.98%, a material recovery from March’s low of 0.55%.

Eventual clarity regarding the outcome of the U.S. election and encouraging COVID-19 vaccine developments further supported the market’s “risk-on” tone in late 2020. In Europe, the European Central Bank and The Bank of England announced record quantitative easing and monetary stimulus programs, paired with an unprecedented 750 billion euro fiscal stimulus plan within the European Union (“EU”). Lastly, the EU and the United Kingdom finally reached a trade deal late in the fourth quarter of 2020, bringing the four-year “Brexit” saga to a close.

Describe recent portfolio activity.

During the period, the Fund maintained its objective of seeking to provide investment results that correspond to the total return performance of the Underlying Index by selecting securities in accordance with their relative proportion within the Underlying Index. Other factors considered in security selection included transaction costs and maturity.

Describe portfolio positioning at period end.

The Fund remained positioned to attempt to match the risk characteristics of the Underlying Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2020 (continued)	iShares Municipal Bond Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming transaction costs and other operating expenses, including administration fees, if any. On November 19, 2018, the Fund acquired all of the assets and assumed certain stated liabilities of the State Farm Tax Advantaged Bond Fund (the “Predecessor Fund”), a series of State Farm Mutual Fund Trust, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization; accordingly the Fund assumed the performance and financial history of the Predecessor Fund upon completion of the Reorganization.

(b)

The Fund generally invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, in securities or other financial instruments that are components of or have economic characteristics similar to the securities in the Underlying Index.

(c)

ICE BofA US Municipal Securities Index is an index that tracks the performance of U.S. dollar denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market.

Performance Summary for the Period Ended December 31, 2020

				Average Annual Total Returns(a)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	0.89%	0.85%	2.99%	4.97%	N/A	3.57%	N/A	4.10%	N/A
Investor A	0.64	0.60	2.87	4.70	N/A	3.46	N/A	4.05	N/A
Investor P	0.59	0.55	2.85	4.69	0.50%	3.46	2.62%	4.05	3.62%
Class K	0.91	0.84	3.01	5.00	N/A	3.59	N/A	4.11	N/A
ICE BofA US Municipal Securities Index	—	—	3.23	5.26	N/A	3.94	N/A	4.79	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes. On November 19, 2018, the Fund acquired all of the assets and assumed certain stated liabilities of the State Farm Tax Advantaged Bond Fund (the “Predecessor Fund”), a series of State Farm Mutual Fund Trust, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization; accordingly the Fund assumed the performance and financial history of the Predecessor Fund upon completion of the Reorganization.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

Fund Summary as of December 31, 2020 (continued)	iShares Municipal Bond Index Fund

Expense Example

	Actual			Hypothetical(a)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During the Period(b)	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During the Period(b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,029.90	$1.12	$1,000.00	$1,024.03	$1.12	0.22%
Investor A	1,000.00	1,028.70	2.40	1,000.00	1,022.77	2.39	0.47
Investor P	1,000.00	1,028.50	2.55	1,000.00	1,022.62	2.54	0.50
Class K	1,000.00	1,030.10	1.02	1,000.00	1,024.13	1.02	0.20

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six-month period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments
County/City/Special District/School District	34%
Transportation	25
Utilities	18
State	11
Health	6
Education	5
Tobacco	1

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2021	1%
2022	1
2023	2
2024	—
2025	—

CREDIT QUALITY ALLOCATION

Credit Rating(d)	Percent of Total Investments
AAA/Aaa	21%
AA/Aa	56
A	17
BBB/Baa	6
N/R(e)	—	(f)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Fund’s total investments.

(f)	Rounds to less than 1% of total investments.

6	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2020	iShares Short-Term TIPS Bond Index Fund

Investment Objective

iShares Short-Term TIPS Bond Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of U.S. 0-5 Year Treasury Inflation-Protected Securities.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2020, the Fund’s Institutional Shares returned 4.89%, Investor A Shares returned 4.64%, and Class K Shares returned 4.87%.

For the same period, the Fund’s benchmark, the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series-L) (the “Underlying Index”), returned 5.07%.

Returns for the Fund’s respective share classes differ from the Underlying Index based on individual share-class expenses.

What factors influenced performance?

Prices for Treasury inflation-protected securities (“TIPS”) are influenced by changes in inflation expectations as well as the direction of nominal Treasury yields. For the 12-month period, the Bloomberg Barclays US TIPS Index posted a return of 10.99% compared to the Fund’s benchmark, the Bloomberg Barclays US TIPS 0-5 year Index, returned 5.07%, with gains supported by declining nominal Treasury yields.

The U.S. market experienced one of the most tumultuous months in history in March as investors began to digest the COVID-19 outbreak. U.S. interest rates moved to unprecedented lows, with 10-year real (after inflation) rates touching a historic low of -0.56% after liquidity became increasingly challenged. 30-year real yields breached negative territory for the first time. The emergence of an oil “price war” between OPEC leadership and Russia further fueled the flight-to-quality rally in Treasuries. The Fed lowered interest rates through two emergency rate cuts, effectively bringing the range for the Fed funds target rate to 0%-0.25%. The measure was accompanied by a $700 billion purchase program of which $500 billion was in Treasuries. The Fed announced on March 23rd that it will buy an unlimited amount of government debt, as well as corporate and municipal bonds, leading break-evens (the inflation rate required for a TIPS investor to receive a return equivalent to the yield on a comparable maturity nominal Treasury bond) increased notably. U.S. lawmakers reached an $8 billion deal for coronavirus relief before unanimously passing the highly anticipated $2 trillion fiscal aid package on March 25th. The combined historic efforts between the Trump administration, Congress and the Fed gradually stabilized the rates market and led to a rebound in risk assets beginning in the second quarter of 2020.

In late 2020, clarity on the U.S. election outcome and positive headlines around COVID-19 vaccine development further supported the risk-on tone and inflation expectations. European policymakers announced record quantitative easing and monetary stimulus programs, providing a lifeline to many of the region’s hardest-hit economies. In addition, the European Union and the United Kingdom finally reached a trade deal after turbulent negotiations that had weighed on risk sentiment. At year end, 10-year inflation expectations as reflected in TIPS valuations approached 2%, versus the low of 0.55% reached in March as the COVID-19 crisis crested.

Describe recent portfolio activity.

During the period, the Fund maintained its objective of seeking to provide investment results that correspond to the total return performance of the Underlying Index by selecting securities in accordance with their relative proportion within the Underlying Index. Other factors considered in security selection included transaction costs and maturity.

Describe portfolio positioning at period end.

The Fund remains positioned to attempt to match the risk and return characteristics of the Underlying Index, irrespective of the future direction of inflation expectations.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	7

Fund Summary as of December 31, 2020 (continued)	iShares Short-Term TIPS Bond Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

The Fund commenced operations on February 16, 2016.

(a)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any.
(b)

The Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the Underlying Index. From time to time when conditions warrant, however, the Fund may invest at least 80% of its assets in securities of the Underlying Index. The Fund may invest a portion of the remainder of its assets in securities not included in the Underlying Index, but which BlackRock Advisors, LLC believes will help the Fund track the Underlying Index.

(c)

Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series-L) measures the performance of the inflation-protected public obligations of the U.S. Treasury that have a remaining maturity of less than five years.

Performance Summary for the Period Ended December 31, 2020

		Average Annual Total Returns(a)
	6-Month Total Returns	1 Year	Since Inception(b)
Institutional	2.96%	4.89%	2.75%
Investor A	2.89	4.64	2.48
Class K	3.01	4.87	2.77
Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series-L)	3.09	5.07	2.86

(a)	Average annual total returns reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on February 16, 2016.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(a)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During the Period(b)	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During the Period(b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,029.60	$0.31	$1,000.00	$1,024.83	$0.31	0.06%
Investor A	1,000.00	1,028.90	1.84	1,000.00	1,023.33	1.83	0.36
Class K	1,000.00	1,030.10	0.31	1,000.00	1,024.83	0.31	0.06

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six-month period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

8	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2020 (continued)	iShares Short-Term TIPS Bond Index Fund

Portfolio Information

ALLOCATION BY MATURITY

Period	Percent of Total Investments(a)
0-1 Year	14%
1-2 Years	18
2-3 Years	19
3-4 Years	23
4-5 Years	26

FIVE LARGEST FUND HOLDINGS

Holding	Percent of Total Investments
U.S. Treasury Inflation Protected Security, 0.63%, 01/15/2024	7%
U.S. Treasury Inflation Protected Security, 0.13%, 01/15/2023	6
U.S. Treasury Inflation Protected Security, 0.38%, 07/15/2023	6
U.S. Treasury Inflation Protected Security, 0.25%, 01/15/2025	6
U.S. Treasury Inflation Protected Security, 0.13%, 07/15/2024	6

(a)	Exclude short-term securities.

FUND SUMMARY	9

Fund Summary as of December 31, 2020	iShares MSCI EAFE International Index Fund

Investment Objective

iShares MSCI EAFE International Index Fund’s (the “Fund”) investment objective is to match the performance of the MSCI EAFE Index (Europe, Australasia, Far East) (the “MSCI EAFE Index”) in U.S. dollars with net dividends as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2020, the Fund’s Institutional Shares returned 8.03%, Investor A Shares returned 7.68%, Class K Shares returned 8.07%, and Investor P Shares returned 7.68%. The benchmark MSCI EAFE Index returned 7.82% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses.

Describe the market environment.

In the Asia Pacific region, Japan outperformed relatively in the first quarter of 2020 while the country saw a technical recession after a contraction in its fourth quarter of 2019 gross domestic product growth due to a sales tax hike and as the coronavirus pandemic hit Japan’s tourism and trade in the first quarter of 2020. Both Singapore and Australia suffered from record drawdowns on coronavirus fears during the quarter. On continental Europe, Italy and Spain were among the worst performers as the COVID-19 outbreak in Italy intensified in late February and virus-related measures started to disrupt economic activities in the broader region with both France and Germany dragging the index down. The globally integrated European economy was particularly vulnerable to global supply chain disruptions, posing downside risks to growth. Macro data across the region showed a significant negative impact, as export orders sharply declined and the Eurozone March final manufacturing Purchasing Managers’ Index came in at 44.5 versus s. 44.6 estimated, its lowest since July 2012. In the United Kingdom, business sentiment improved in the first two months, before the spread of COVID-19 started to rattle its economy.

Developed markets, as represented by the MSCI EAFE Index, advanced 15.2% (in U.S. dollar terms) in the second quarter of 2020, amid strong fiscal and monetary stimulus, combined with the reopening of economies. The European Central Bank (“ECB”) continued its quantitative easing with a novel and flexible Pandemic Emergency Purchase Programme that allowed the ECB to buy government debt out of proportion to euro area country shareholdings in the bank. Meanwhile, the targeted long-term refinancing operation provided a record boost to the ECB balance. On continental Europe, Germany outperformed with stronger government support while Italy, Switzerland and Spain lagged. Shares in the United Kingdom underperformed the region. In the Asia-Pacific region, Australia led strong gains after suffering from record drawdowns on coronavirus fears in the previous quarter. Hong Kong and Singapore underperformed in the region.

Developed markets, as represented by the MSCI EAFE Index, continued their recovery over the third quarter of 2020 but at a slower pace than the second quarter. The ease of restrictions and supportive fiscal and monetary policies helped the market recovery over the quarter despite the market drop toward the end of the quarter as concerns about a third coronavirus wave in the developed countries started to arise. The ECB kept its quantitative easing policies unchanged even with rising concerns around inflation and debt level in the Eurozone. The low inflation rate, euro appreciation, and slower recovery sign shown in economic data started to surface toward the second half of the third quarter and pushed the ECB to consider adjusting its policies in the fourth quarter of 2020 to tackle the low inflation rate

In the fourth quarter of 2020, developed markets, as represented by the MSCI EAFE Index, rallied despite negative performance over October. Despite the rising numbers of COVID-19 cases in Europe and reports of the newly discovered strain of the virus in the United Kingdom, the MSCI EAFE Index still posted strong performance. Additionally, the Biden-Harris ticket was declared the winner of the U.S. presidential election. This caused market participants to forecast decreased trade tensions between the United States and its counterparties, along with more stable global policies. In addition, the announcement of the COVID-19 vaccine and the subsequent debut of vaccine distribution across developed countries reinforced the performance of the developed equity markets.

Most Global Industry Classification Standard sectors within the MSCI EAFE Index posted positive returns over the quarter. Information technology (+28.73%), materials (+21.08%) and consumer discretionary (+16.08%) were the best performing sectors, while energy (-26.97%), real estate (-6.43%) and financials (-3.35%) lagged.

Describe recent portfolio activity.

During the 12-month period, as changes were made to the composition of the MSCI EAFE Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2020 (continued)	iShares MSCI EAFE International Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including administration fees, if any.
(b)

Prior to August 1, 2016, the Fund invested all of its assets in Master International Index Series, a series of Quantitative Master Series LLC. Master International Index Series invested in a statistically selected sample of equity securities included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index. On August 1, 2016, the Fund ceased to invest in the Master International Index Series as part of a “master/feeder” structure and instead began to operate as a stand-alone fund.

(c)

An equity index which captures large and mid cap representation across 21 Developed Markets countries around the world, excluding the United States and Canada. With 918 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Performance Summary for the Period Ended December 31, 2020

	Average Annual Total Returns(a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	21.24%	8.03%	N/A	7.59%	N/A	5.39%	N/A
Investor A	21.03	7.68	N/A	7.31	N/A	5.10	N/A
Investor P	20.99	7.68	2.03%	7.31	6.16%	5.12	4.55%
Class K	21.17	8.07	N/A	7.63	N/A	5.43	N/A
MSCI EAFE Index	21.61	7.82	N/A	7.45	N/A	5.51	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(a)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During the Period(b)	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During the Period(b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,212.40	$0.50	$1,000.00	$1,024.68	$0.46	0.09%
Investor A	1,000.00	1,210.30	1.94	1,000.00	1,023.38	1.78	0.35
Investor P	1,000.00	1,209.90	2.06	1,000.00	1,023.28	1.88	0.37
Class K	1,000.00	1,211.70	0.22	1,000.00	1,024.94	0.20	0.04

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six-month period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

FUND SUMMARY	11

Fund Summary as of December 31, 2020 (continued)	iShares MSCI EAFE International Index Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Nestle SA, Registered Shares	2%
Roche Holding AG	2
Novartis AG	1
ASML Holding NV	1
LVMH Moet Hennessy Louis Vuitton SE	1
Toyota Motor Corp.	1
Unilever PLC	1
AIA Group Ltd.	1
SAP SE	1
AstraZeneca PLC	1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
Japan	25%
United Kingdom	12
France	11
Switzerland	10
Germany	9
Australia	7
Netherlands	5
Sweden	3
Hong Kong	3
Denmark	3
Spain	3
Italy	2
Finland	1
United States	1
Singapore	1
Ireland	1
Belgium	1
Israel	1
Norway	1
Other#	—	#
Other Assets Less Liabilities	—	#

#	Includes holdings within countries that are 1% or less of net assets. Please refer to the Schedule of Investments for such countries.

12	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2020	iShares Russell 2000 Small-Cap Index Fund

Investment Objective

iShares Russell 2000 Small-Cap Index Fund’s (the “Fund”) investment objective is to match the performance of the Russell 2000® Index as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2020, the Fund’s Institutional Shares returned 19.97%, Investor A Shares returned 19.66%, Class K Shares returned 20.00%, and Investor P Shares returned 19.65%. The benchmark Russell 2000® Index returned 19.96% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in Master Small Cap Index Series (the “Series”), a series of Quantitative Master Series LLC.

Describe the market environment.

Fears of the coronavirus outbreak in the first quarter of 2020 and its economic toll continued to drive unprecedented levels of financial market volatility. The Chicago Board Options Exchange Volatility Index, which measures near-term stock market volatility, surged to its highest level since the financial crisis, and the S&P 500® experienced its quickest bear market contraction on record. Economic activity fell to a standstill with the Purchasing Managers Index (an index of the prevailing direction of economic trends in the manufacturing and service sectors) across the globe registering its lowest levels on record and jobless claims surged. In late March, the United States saw a record number of initial unemployment claims as 3.3 million people filed for unemployment benefits while the consensus estimate was 1.4 million.

On the policy front, global governments in the second quarter of 2020 unleashed large stimulus packages to combat the shock on the economy. The United States passed several fiscal stimulus measures, including a $2 trillion relief bill to send money directly to Americans. Separately, monetary policy moved toward accommodation as the Fed cut the policy rate to 0% and pledged to buy as much government-backed debt as needed to bolster the markets for housing and Treasury bonds. Furthermore, the Fed announced it would buy corporate bonds, including the riskiest investment-grade debt, for the first time in its history. U.S. stocks outperformed other regions in the second quarter, with a sharper recovery from the troughs of late March. This was largely supported by the historic policy response. The United States was able to deliver coordinated fiscal and monetary support sufficient to offset the estimated initial shock from the coronavirus pandemic and spillovers to the full economy. Toward the end of the second quarter, U.S. government measures to contain the coronavirus was gradually lifted in many states, boosting activity and employment.

In the third quarter of 2020, U.S. stocks continued their recovery over July and August and maintained recording all-time highs until early September when valuation concerns created market volatility and led to a market sell off. COVID-19 continued to be center stage over the third quarter but the ease of some restrictions, coupled with a drop in the number of new cases in the United States and the Fed’s accommodative policies, supported the U.S. market recovery over the third quarter despite the spikes in volatility and the market sell off that dampened the recovery momentum.

U.S. markets reacted positively to the U.S. presidential election results following a poor start to the fourth quarter of 2020. The victory of Joe Biden came as an indicator of more stable internal and external policies. The fear of rising COVID-19 cases in the United States was offset by positive vaccine news and an announcement of a $900 billion stimulus in late December, which supported the market’s positive performance. Sectors that were severely impacted by the coronavirus pandemic, such as energy and financials, recovered following the positive vaccine news in November, prompting these two sectors to recoup some of the losses incurred earlier in 2020.

Describe recent portfolio activity.

During the 12-month period, as changes were made to the composition of the Russell 2000® Index, the Series purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Series remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	13

Fund Summary as of December 31, 2020 (continued)	iShares Russell 2000 Small-Cap Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including administration fees, if any.
(b)

The Fund invests all of its assets in the Series. The Series may invest in a statistically selected sample of the stocks included in the Russell 2000® Index and in derivative instruments linked to the Russell 2000® Index.

(c)

An unmanaged index that is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Performance Summary for the Period Ended December 31, 2020

	Average Annual Total Returns(a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	37.82%	19.97%	N/A	13.26%	N/A	11.16%	N/A
Investor A	37.67	19.66	N/A	12.99	N/A	10.89	N/A
Investor P	37.64	19.65	13.37%	12.98	11.77%	10.88	10.28%
Class K	37.80	20.00	N/A	13.33	N/A	11.22	N/A
Russell 2000® Index	37.85	19.96	N/A	13.26	N/A	11.20	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(a)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During the Period(b)	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During the Period(b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,378.20	$0.72	$1,000.00	$1,024.53	$0.61	0.12%
Investor A	1,000.00	1,376.70	2.21	1,000.00	1,023.28	1.88	0.37
Investor P	1,000.00	1,376.40	2.21	1,000.00	1,023.28	1.88	0.37
Class K	1,000.00	1,378.00	0.42	1,000.00	1,024.78	0.36	0.07

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six-month period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

14	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance of iShares MSCI EAFE International Index Fund and iShares Russell 2000 Small-Cap Index Fund shown prior to the Class K Shares inception date of March 31, 2011 is that of Institutional Shares. The performance of iShares MSCI EAFE International Index Fund’s and iShares Russell 2000 Small-Cap Index Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

On November 19, 2018, the iShares Municipal Bond Index Fund acquired all of the assets and assumed certain stated liabilities, of the State Farm Tax Advantaged Bond Fund (the “Predecessor Fund”), a series of State Farm Mutual Fund Trust, in a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. Accordingly, information provided herein for periods prior to the Reorganization is that of the Predecessor Fund. See Note 1 of the Notes to Financial Statements for additional information regarding the Reorganization.

Institutional and Class K Shares performance of iShares Municipal Bond Index Fund shown prior to the Institutional and Class K Shares inception date of November 19, 2018 is that of Investor A Shares, which reflect the performance of Premier Shares of the Predecessor Fund. The performance of iShares Municipal Bond Index Fund’s Institutional and Class K Shares would be substantially similar to Investor A Shares because Institutional Shares, Class K Shares and Investor A Shares invest in the same portfolio of securities and performance would only differ to the extent that Institutional Shares, Class K Shares and Investor A Shares have different expenses. The actual returns of Institutional and Class K Shares would have been higher than those of the Investor A Shares because Institutional and Class K Shares have lower expenses than the Investor A Shares.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries. Investor A Shares performance of iShares Municipal Bond Index Fund shown prior to the Reorganization is that of the Premier Shares of the Predecessor Fund.

Investor PShares (available in iShares MSCI EAFE International Index Fund and iShares Russell 2000 Small-Cap Index Fund) are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). These shares are only available to investors purchasing shares through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with iShares MSCI EAFE International Index Fund and iShares Russell 2000 Small-Cap Index Fund’s distributor to offer such shares. Investor P Share performance of iShares MSCI EAFE International Index Fund and iShares Russell 2000 Small-Cap Index Fund shown prior to the Investor P Shares inception date of August 6, 2018 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Investor P Shares fees.

Investor P Shares (available in iShares Municipal Bond Index Fund) are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are only available to investors purchasing shares through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Investor P Shares performance shown prior to the Reorganization is that of the Premier Shares of the Predecessor Fund.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waivers and/or reimbursements, each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

ABOUT FUND PERFORMANCE	15

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested on July 1, 2020 and held through December 31, 2020) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

16	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2020	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 0.4%

Education — 0.1%
Alabama Public School and College Authority RB, 4.00%, 11/01/38	$395	$492,067

Transportation — 0.3%
Alabama Federal Aid Highway Finance Authority, Refunding RB, Series B, 5.00%, 09/01/24	900	1,055,223

Total Municipal Bonds in Alabama		1,547,290

Arizona — 1.7%

County/City/Special District/School District — 0.2%
City of Phoenix, Refunding GO, 5.00%, 07/01/24	650	757,061

Health — 0.3%
Arizona Health Facilities Authority, RB, Series A, 4.00%, 01/01/22(a)	1,000	1,037,620

Transportation — 0.3%
Arizona Department of Transportation State Highway
Fund Revenue, Refunding RB, Sub-Series A, 5.00%, 07/01/22(a)	1,000	1,072,100

Utilities — 0.9%
Salt River Project Agricultural Improvement & Power
District, Refunding RB, Series A, 5.00%, 01/01/34	2,480	3,080,408

Total Municipal Bonds in Arizona		5,947,189

California — 20.4%

County/City/Special District/School District — 8.1%
California State Public Works Board, Refunding RB
Series B, 5.00%, 10/01/26	250	315,478
Series C, 4.00%, 11/01/32	500	586,175
Coast Community College District, Refunding GO, Series A, 4.00%, 08/01/23(a)	1,000	1,098,800
Contra Costa Community College District, GO, Series A, 4.00%, 08/01/39	1,000	1,120,940
El Camino Community College District Foundation, GO, Series C, 0.00%, 08/01/38(b)	680	470,274
Fremont Union High School District, Refunding GO, Series A, 5.00%, 08/01/44	1,350	1,679,778
Los Angeles Community College District, Refunding GO, Series A, 5.00%, 08/01/24(a)	1,000	1,171,160
Los Angeles County Facilities, Inc., RB, Series A, 4.00%, 12/01/48	1,000	1,136,570
Los Angeles Unified School District, GO, Series B-1, 5.00%, 07/01/33	1,500	1,904,055
Sacramento City Financing Authority, Refunding RB, Series E, (AMBAC), 5.25%, 12/01/30	250	335,910
San Diego Community College District, Refunding GO, 4.00%, 08/01/32	500	587,660
San Diego Unified School District, GO
Series I, 5.00%, 07/01/41	1,000	1,251,720
Series I, 5.00%, 07/01/47	2,075	2,568,850
Series L, 4.00%, 07/01/49	1,000	1,190,160
San Marcos Unified School District, GO, Series B, 0.00%, 08/01/51(b)	350	162,253
State of California, Refunding GO
5.00%, 10/01/24	475	559,545
5.00%, 10/01/25	1,000	1,223,450

Security	Par (000)	Value

County/City/Special District/School District (continued)
State of California, Refunding GO (continued) 5.00%, 08/01/26	$540	$654,604
5.00%, 08/01/27	1,000	1,251,790
5.00%, 08/01/31	1,000	1,238,720
5.00%, 09/01/31	565	701,527
5.00%, 12/01/31	2,000	2,268,080
4.00%, 09/01/32	250	292,853
5.00%, 08/01/35	1,000	1,266,020
4.00%, 09/01/35	1,000	1,162,400
5.00%, 12/01/43	500	562,525
5.00%, 08/01/46	1,000	1,220,930

		27,982,227

Education — 2.2%
California Educational Facilities Authority, RB, Series U-6, 5.00%, 05/01/45	1,260	2,010,847
California State University, Refunding RB
Series A, 4.00%, 11/01/35	500	573,260
Series A, 4.00%, 11/01/38	500	569,375
Series A, 5.00%, 11/01/43	540	639,900
Series A, 5.00%, 11/01/48	1,030	1,307,018
University of California, Refunding RB
Series AR, 5.00%, 05/15/41	605	729,618
Series AY, 5.00%, 05/15/32	500	631,725
Series AY, 5.00%, 05/15/36	1,000	1,250,930

		7,712,673

Health — 0.7%
California Health Facilities Financing Authority, RB, Series A, 5.00%, 11/15/48	1,950	2,370,108

State — 1.9%
California State Public Works Board, RB, Series A, 5.00%, 03/01/38	1,000	1,091,570
California State Public Works Board, Refunding RB, Series C, 5.00%, 11/01/34	685	848,742
State of California, GO, 5.00%, 03/01/45	1,000	1,167,610
State of California, Refunding GO
4.00%, 09/01/33	1,000	1,167,630
5.00%, 09/01/35	1,000	1,232,880
5.00%, 02/01/38	1,000	1,091,800

		6,600,232

Tobacco — 0.8%
Golden State Tobacco Securitization Corp., Refunding RB, Series A, (SAP), 5.00%, 06/01/34	2,400	2,814,528

Transportation — 2.7%
Bay Area Toll Authority, RB, Series F-1, 4.00%, 04/01/56	1,000	1,105,930
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/38	500	577,965
City of Long Beach California Harbor Revenue, Refunding ARB, Series C, 5.00%, 05/15/47	500	594,190
City of Los Angeles Department of Airports, ARB, Sub- Series B, 5.00%, 05/15/42	1,500	1,823,070
City of Los Angeles Department of Airports, Refunding RB, Series B, 5.00%, 05/15/35	400	421,908
Foothill-Eastern Transportation Corridor Agency, Refunding RB(b)
Series A, (AGM), 0.00%, 01/15/36	500	364,585
Series A, (AGM), 0.00%, 01/15/37	1,000	706,590

FUND SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) December 31, 2020	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series E, 5.00%, 05/01/48	$1,190	$1,452,478
Series A, AMT, 4.00%, 05/01/49	1,000	1,135,150
San Joaquin Hills Transportation Corridor Agency, Refunding RB, Series A, Senior Lien, 5.00%, 01/15/34	1,000	1,128,910

		9,310,776

Utilities — 4.0%
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, 5.00%, 11/01/35	1,305	1,611,923
East Bay Municipal Utility District Water System Revenue, Refunding RB, Series B, 5.00%, 06/01/33	1,435	1,817,198
Los Angeles Department of Water & Power Power System Revenue, RB, Series D, 5.00%, 07/01/44	1,500	1,719,960
Los Angeles Department of Water & Power Power System Revenue, Refunding RB
Series A, 5.00%, 07/01/30	1,500	1,771,470
Series A, 5.00%, 07/01/37	1,000	1,270,490
Sacramento Municipal Utility District, RB, Series A, 5.00%, 08/15/41	575	637,566
Sacramento Municipal Utility District, Refunding RB, Series X, 5.00%, 08/15/26	1,500	1,544,415
San Diego Public Facilities Financing Authority, Refunding RB, Series A, Subordinate, 5.00%, 08/01/43	500	629,485
San Francisco City & County Public Utilities Commission Wastewater Revenue, Refunding RB, Series B, 4.00%, 10/01/42	1,500	1,569,705
State of California Department of Water Resources, Refunding RB, Series AW, 5.00%, 12/01/33	1,000	1,252,270

		13,824,482

Total Municipal Bonds in California		70,615,026

Colorado — 2.3%

County/City/Special District/School District — 1.1%
City & County of Denver Colorado, Refunding RB, Series A, 4.00%, 08/01/46	1,500	1,687,455
El Paso County School District No.20 Academy, Refunding GO, (SAW), 4.00%, 12/15/24	1,350	1,397,857
State of Colorado, COP, Series N, 4.00%, 03/15/43	500	583,670

		3,668,982
Health — 0.3%
Colorado Health Facilities Authority, Refunding RB, Series A, 5.00%, 08/01/44	1,000	1,225,310

Transportation — 0.5%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.00%, 12/01/35	1,000	1,235,870
E-470 Public Highway Authority, Refunding RB, Series A, 5.00%, 09/01/40	400	456,048

		1,691,918

Security	Par (000)	Value

Utilities — 0.4%
Board of Water Commissioners City & County of Denver, RB, Series A, 4.00%, 12/15/26	$1,230	$1,272,718

Total Municipal Bonds in Colorado		7,858,928

Connecticut — 2.4%

County/City/Special District/School District — 0.9%
State of Connecticut, GO
Series A, 5.00%, 10/15/23	850	959,777
Series A, 5.00%, 10/15/27	400	448,916
Series B, 5.00%, 06/15/28	400	474,624
State of Connecticut, Refunding GO
Series B, 5.00%, 05/15/22	1,000	1,017,170
Series B, 5.00%, 05/15/25	250	299,228

		3,199,715

Health — 0.4%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	1,000	1,183,270

State — 0.6%
State of Connecticut Special Tax Revenue, RB, Series A, 4.00%, 05/01/36	1,000	1,190,240
State of Connecticut, GO, Series B, 4.00%, 06/15/33	850	952,009

		2,142,249

Transportation — 0.5%
State of Connecticut Special Tax Revenue, RB
Series A, 5.00%, 09/01/24	400	466,916
Series A, 5.00%, 10/01/29	725	810,376
Series A, 4.00%, 09/01/36	430	485,788

		1,763,080

Total Municipal Bonds in Connecticut		8,288,314

District of Columbia — 1.9%

County/City/Special District/School District — 0.5%
District of Columbia, GO
Series D, 5.00%, 06/01/26	500	625,775
Series D, 4.00%, 06/01/34	1,000	1,182,000

		1,807,775

Transportation — 0.5%
Washington Metropolitan Area Transit Authority, RB, Series A, 4.00%, 07/15/45	1,500	1,789,425

Utilities — 0.9%
District of Columbia Water & Sewer Authority, Refunding RB
Sub-Series A, 5.00%, 10/01/45	1,510	1,779,384
Series C, Sub-Lien, 5.00%, 10/01/44	1,000	1,150,500

		2,929,884

Total Municipal Bonds in District of Columbia		6,527,084

Florida — 2.4%

County/City/Special District/School District — 0.5%
School Board of Miami-Dade County, Refunding COP, Series D, 5.00%, 02/01/27	500	610,380
State of Florida, Refunding GO, Series A, 5.00%, 07/01/25	1,000	1,210,960

		1,821,340

18	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2020	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation — 1.9%
Central Florida Expressway Authority, Refunding RB, Series B, Senior Lien, 5.00%, 07/01/33	$1,000	$1,218,270
County of Broward Florida Airport System Revenue, ARB, Series Q-1, 5.00%, 10/01/22(a)	1,000	1,084,190
Miami-Dade County Expressway Authority, Refunding RB, Series B, 5.00%, 07/01/25	1,000	1,146,640
Miami-Dade County FL Transit System RB, Series A, 4.00%, 07/01/50	1,500	1,777,335
State of Florida Department of Transportation Turnpike System Revenue, RB, Series A, 4.00%, 07/01/48	1,000	1,162,830

		6,389,265

Total Municipal Bonds in Florida		8,210,605

Georgia — 1.9%

County/City/Special District/School District — 1.3%
Gwinnett County School District, GO, 5.00%, 02/01/40	400	519,508
Metropolitan Atlanta Rapid Transit Authority, Refunding RB, Series B, 5.00%, 07/01/35	1,000	1,223,390
State of Georgia, GO, Series A, 5.00%, 02/01/29	650	797,790
State of Georgia, Refunding GO, Series C, 5.00%, 07/01/28	1,710	2,206,909

		4,747,597

Transportation — 0.4%
City of Atlanta Georgia Department of Aviation, Refunding RB, Series A, 5.00%, 07/01/29	1,000	1,341,860

Utilities — 0.2%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 5.00%, 05/01/25(a)	500	602,035

Total Municipal Bonds in Georgia		6,691,492

Hawaii — 0.2%

County/City/Special District/School District — 0.2%
State of Hawaii, Refunding GO, Series A, 5.00%, 11/01/23	500	543,410

Illinois — 3.4%

County/City/Special District/School District — 0.8%
State of Illinois, GO, 5.00%, 05/01/39	1,500	1,596,060
State of Illinois, Refunding GO 5.00%, 02/01/22	500	520,765
Series A, 5.00%, 10/01/25	500	568,425

		2,685,250

Health — 0.3%
Illinois Finance Authority, Refunding RB, 5.00%, 12/01/40	1,000	1,155,240

State — 1.0%
State of Illinois, GO
Series C, 5.00%, 11/01/29	1,000	1,123,170
Series D, 5.00%, 11/01/24	1,000	1,096,680
Series D, 5.00%, 11/01/26	500	565,295
State of Illinois, Refunding GO, Series A, 5.00%, 10/01/28	500	592,485

		3,377,630

Transportation — 1.3%
Chicago O’Hare International Airport, ARB, Series E, Senior Lien, 5.00%, 01/01/24	410	465,584
Chicago O’Hare International Airport, Refunding ARB Series B, Senior Lien, 4.00%, 01/01/44	1,000	1,138,440

Security	Par (000)	Value

Transportation (continued)
Chicago O’Hare International Airport, Refunding ARB (continued)
Series B, Senior Lien, 5.00%, 01/01/48	$1,000	$1,218,170
Illinois State Toll Highway Authority, RB, Series B, 5.00%, 01/01/41	1,000	1,182,380
Illinois State Toll Highway Authority, Refunding RB
Series A, 5.00%, 01/01/25	100	118,098
Series A, 5.00%, 01/01/30	250	326,967

		4,449,639

Total Municipal Bonds in Illinois		11,667,759

Indiana — 0.2%

Transportation — 0.0%
Indiana Finance Authority, Refunding RB, Series C, 5.00%, 12/01/24	100	118,496

Utilities — 0.2%
Indiana Finance Authority, RB, Series A, 1st Lien, 5.25%, 10/01/38	650	672,588

Total Municipal Bonds in Indiana		791,084

Kansas — 0.7%

Health — 0.2%
University of Kansas Hospital Authority, Refunding RB, Series A, 5.00%, 03/01/47	580	696,528

Transportation — 0.5%
State of Kansas Department of Transportation, RB
5.00%, 09/01/27	1,000	1,212,300
5.00%, 09/01/34	500	596,305

		1,808,605

Total Municipal Bonds in Kansas		2,505,133

Louisiana(a) — 0.4%

County/City/Special District/School District — 0.4%
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, Series C-1, 2nd Lien, 5.00%, 05/01/23	925	1,028,498
State of Louisiana, Refunding GO, Series C, 5.00%, 07/15/22	500	536,590

Total Municipal Bonds in Louisiana		1,565,088

Maryland — 1.0%

County/City/Special District/School District — 0.3%
State of Maryland, GO
Series A, 5.00%, 03/15/28	450	593,991
Series A, 5.00%, 03/15/31	400	506,648

		1,100,639

State — 0.3%
State of Maryland, Refunding GO, Series B, 5.00%, 08/01/25	1,000	1,218,850

Transportation — 0.4%
State of Maryland Department of Transportation, ARB
4.00%, 12/15/28	405	447,298
4.00%, 11/01/29	695	783,689

		1,230,987

Total Municipal Bonds in Maryland		3,550,476

Massachusetts — 2.9%

County/City/Special District/School District — 1.7%
Commonwealth of Massachusetts, GO Series A, 5.00%, 03/01/26	725	900,174

FUND SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) December 31, 2020	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

County/City/Special District/School District (continued)
Commonwealth of Massachusetts, GO (continued)
Series A, 5.00%, 01/01/48	$1,000	$1,233,790
Series C, 5.00%, 05/01/29	1,000	1,110,290
Series E, 4.00%, 04/01/46	530	592,588
Series F, 5.00%, 11/01/37	500	630,535
Series G, 4.00%, 09/01/32	1,325	1,557,723

		6,025,100
Education — 0.5%
Massachusetts Development Finance Agency, Refunding RB, Series A, 4.00%, 07/15/36	1,000	1,170,570
University of Massachusetts Building Authority, Refunding RB, Series 1, 5.00%, 11/01/24(a)	400	471,896

		1,642,466

Health — 0.4%
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 07/01/34	1,000	1,255,100

State — 0.3%
Commonwealth of Massachusetts, GO, Series F, 5.00%, 11/01/42	1,000	1,247,330

Total Municipal Bonds in Massachusetts		10,169,996

Michigan — 0.9%

Education — 0.2%
University of Michigan, Refunding RB, 5.00%, 04/01/46	585	697,267

Health — 0.3%
Michigan Finance Authority, Refunding RB, Series A, 5.00%, 12/01/41	1,000	1,283,490

State — 0.4%
State of Michigan Trunk Line Revenue, RB, Series B, 5.00%, 11/15/45	1,000	1,313,290

Total Municipal Bonds in Michigan		3,294,047

Minnesota — 0.3%

Utilities — 0.3%
Minnesota Public Facilities Authority, Refunding RB, Series A, 5.00%, 03/01/22	1,000	1,056,090

Missouri — 0.9%

Transportation — 0.5%
Missouri Highway & Transportation Commission, Refunding RB, Series A, 1st Lien, 5.00%, 05/01/24	1,500	1,736,475

Utilities — 0.4%
Metropolitan St Louis Sewer District, Refunding RB
Series B, 5.00%, 05/01/25(a)	330	395,766
Series B, 5.00%, 05/01/45	705	829,834

		1,225,600

Total Municipal Bonds in Missouri		2,962,075

New Jersey — 4.8%

County/City/Special District/School District — 0.2%
New Jersey Economic Development Authority, Refunding RB, Series NN, 5.00%, 03/01/25	500	542,185

Education — 0.1%
New Jersey Economic Development Authority, Refunding RB, Series NN, 5.00%, 03/01/22	500	526,010

State — 2.2%
New Jersey Economic Development Authority, RB, Series EEE, 5.00%, 06/15/48	1,000	1,177,210

Security	Par (000)	Value

State (continued)
New Jersey Economic Development Authority, Refunding RB
Series GG, 5.25%, 09/01/26	$1,000	$1,007,390
Series NN, 5.00%, 03/01/30	1,000	1,071,740
New Jersey Transportation Trust Fund Authority, RB 5.00%, 06/15/46	500	589,925
Series A, 0.00%, 12/15/32(b)	250	185,360
Series B, 5.50%, 06/15/31	500	510,420
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/35(b)	3,075	2,050,810
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A, 5.00%, 12/15/36	1,000	1,210,170

		7,803,025

Transportation — 2.3%
New Jersey Transportation Trust Fund Authority, RB
Series A, 0.00%, 12/15/25(b)	100	92,526
Series AA, 5.00%, 06/15/25	150	169,597
Series AA, 4.75%, 06/15/38	280	309,576
Series B, 5.00%, 06/15/21(a)	825	842,581
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/38(b)	530	315,705
New Jersey Transportation Trust Fund Authority, Refunding RB
Series A, 4.00%, 12/15/31	1,000	1,147,950
Series D, 5.00%, 12/15/24	250	288,140
New Jersey Turnpike Authority, RB, Series A, 5.00%, 01/01/34	1,000	1,134,050
New Jersey Turnpike Authority, Refunding RB
Series B, 5.00%, 01/01/27	840	914,584
Series E, 5.00%, 01/01/29	1,000	1,281,700
Series E, 5.00%, 01/01/32	1,100	1,390,433

		7,886,842

Total Municipal Bonds in New Jersey		16,758,062

New York — 24.3%

County/City/Special District/School District — 8.7%
City of New York, GO
Series B-1, 5.00%, 12/01/41	1,390	1,674,408
Series D, 5.00%, 12/01/35	500	639,110
Series D, 4.00%, 12/01/41	1,000	1,161,790
Series F-1, 5.00%, 04/01/34	1,115	1,407,844
City of New York, Refunding GO, Series I, 5.00%, 08/01/26	1,000	1,073,730
New York City Industrial Development Agency, Refunding RB, (AGM), 4.00%, 03/01/45	300	350,841
New York City Transitional Finance Authority Building Aid Revenue, Refunding RB, Series -2A, Subordinate, (SAW), 4.00%, 07/15/36	1,455	1,706,686
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
5.00%, 05/01/37	1,000	1,192,760
Series A-1, 5.00%, 08/01/36	500	634,730
Series A-1, 5.00%, 08/01/42	1,000	1,247,050
Series B-1, 5.00%, 08/01/40	1,500	1,787,325
Series C-2, 5.00%, 05/01/36	1,000	1,261,880
Series D, 5.00%, 02/01/31	2,000	2,006,680
Sub-Series I, 5.00%, 05/01/42	1,620	1,773,268
New York State Dormitory Authority, RB
Series 2015B-B, 5.00%, 03/15/32	1,440	1,723,046
Series A, 5.00%, 03/15/35	740	935,279
Series A, 5.00%, 02/15/39	1,000	1,215,440

20	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2020	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

County/City/Special District/School District (continued)

New York State Dormitory Authority, RB (continued)
Series A, 5.00%, 03/15/44	$1,350	$1,671,408
New York State Dormitory Authority, Refunding RB
Series A, 5.00%, 03/15/24	600	690,168
Series A, 5.00%, 03/15/28	250	326,577
Series A, 4.00%, 03/15/43	500	577,760
Series E, 5.00%, 03/15/27	500	637,840
Series E, 5.00%, 09/15/28(a)	5	6,674
Series E, 5.00%, 03/15/29	995	1,312,116
New York State Urban Development Corp., Refunding RB
Series A, 5.00%, 03/15/24	1,000	1,153,050
Series A, 5.00%, 03/15/27	600	764,568
Sales Tax Asset Receivable Corp., Refunding RB,
Series A, 5.00%, 10/15/29	1,000	1,169,500

		30,101,528

Education — 1.5%
New York City Transitional Finance Authority Building Aid
Revenue, RB, Series S-1, Subordinate, (SAW), 5.00%, 07/15/31	1,000	1,170,450
New York State Dormitory Authority RB, 3.00%, 03/15/49.	1,500	1,593,405
New York State Dormitory Authority, RB, 5.00%, 10/01/45	1,500	2,408,160

		5,172,015

Health — 1.1%
New York City Health and Hospitals Corp., Refunding RB,
Series A, 5.00%, 02/15/30	2,540	2,551,354
New York State Dormitory Authority, Refunding RB, 1st
Series, 5.00%, 07/01/42	1,000	1,238,040

		3,789,394

State — 3.0%
New York City Transitional Finance Authority Building Aid
Revenue, Refunding RB, Series S-1, (SAW), 5.00%, 07/15/35	2,000	2,471,520
New York State Dormitory Authority, RB
Series A, 5.00%, 03/15/45	1,000	1,234,980
Series B, 5.00%, 03/15/42	2,000	2,100,240
New York State Urban Development Corp., Refunding RB 4.00%, 03/15/49	2,750	3,235,045
Series A, 5.00%, 03/15/39	1,000	1,286,640

		10,328,425

Transportation — 5.0%
Hudson Yards Infrastructure Corp., Refunding RB,
Series A, 5.00%, 02/15/42	910	1,092,109
Metropolitan Transportation Authority, RB, Series E-1, 5.00%, 11/15/42	1,260	1,318,603
Metropolitan Transportation Authority, Refunding RB
Series B, 5.00%, 11/15/37	1,075	1,222,533
Series B-1, 5.00%, 11/15/47	1,000	1,224,450
Series D, 5.00%, 11/15/25	1,235	1,305,815
Series D-1, 5.00%, 11/15/34(c)	1,000	1,091,850
Sub-Series C-1, 5.00%, 11/15/34	1,000	1,171,140
New York State Thruway Authority, Refunding RB, Series B, Subordinate, 4.00%, 01/01/50	1,000	1,160,640

Security	Par (000)	Value

Transportation (continued)
Port Authority of New York & New Jersey, Refunding ARB 179th Series, 5.00%, 12/01/32	$1,000	$1,114,620
194th Series, 5.00%, 10/15/34	1,395	1,657,972
194th Series, 5.00%, 10/15/41	835	977,484
Triborough Bridge & Tunnel Authority, RB, Series A, 4.00%, 11/15/42	1,000	1,049,040
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.00%, 11/15/31	1,000	1,217,640
Series A, 5.00%, 11/15/40	600	699,738
Series B, 5.00%, 11/15/38	1,000	1,229,630

		17,533,264

Utilities — 5.0%
Long Island Power Authority, Refunding RB, Series B, 5.00%, 09/01/41	1,500	1,796,010
New York City Water & Sewer System, RB
Series CC-1, 5.00%, 06/15/48	1,000	1,233,830
Series DD-1, 4.00%, 06/15/49	1,000	1,154,510
Series DD-2, 5.00%, 06/15/24	500	546,590
New York City Water & Sewer System, Refunding RB
Series DD, 5.00%, 06/15/35	2,500	2,875,850
Series DD, 5.00%, 06/15/39	420	480,820
Series EE, 5.00%, 06/15/36	1,000	1,211,480
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/50	1,000	1,180,970
New York State Dormitory Authority, Refunding RB,
Series D, 4.00%, 02/15/47	1,000	1,166,470
New York State Environmental Facilities Corp., Refunding RB
Series A, 4.00%, 06/15/46	1,475	1,673,564
Series B, 5.00%, 06/15/28	570	582,073
Utility Debt Securitization Authority, Refunding RB
Series TE, Restructured, 5.00%, 12/15/34	1,000	1,131,390
Series TE, Restructured, 5.00%, 12/15/41	2,000	2,245,240

		17,278,797

Total Municipal Bonds in New York		84,203,423

North Carolina(b) — 0.2%

Transportation — 0.2%
North Carolina Turnpike Authority, RB 0.00%, 01/01/49	1,000	440,200
Series B, (AGC), 0.00%, 01/01/34	500	370,280

Total Municipal Bonds in North Carolina		810,480

Ohio — 0.6%

County/City/Special District/School District — 0.2%
State of Ohio, Refunding GO, Series B, 5.00%, 09/15/25	510	623,720

Utilities — 0.4%
American Municipal Power, Inc., Refunding RB, 5.00%, 02/15/33	1,000	1,322,920

Total Municipal Bonds in Ohio		1,946,640

Pennsylvania — 3.5%

County/City/Special District/School District — 1.0%
Commonwealth of Pennsylvania, GO 1st Series, 5.00%, 03/15/29	1,000	1,182,260

FUND SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) December 31, 2020	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

County/City/Special District/School District (continued)
Commonwealth of Pennsylvania, GO (continued) 2nd Series, 5.00%, 10/15/26	$685	$772,660
Commonwealth of Pennsylvania, Refunding GO, 1st
Series, 5.00%, 01/01/28	1,105	1,386,123

		3,341,043

Health — 0.7%
Geisinger Authority, Refunding RB, 5.00%, 04/01/50	1,000	1,267,310
Pennsylvania Higher Educational Facilities Authority, RB, 5.00%, 08/15/49	1,000	1,257,080

		2,524,390

State — 0.3%
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 12/31/38	1,000	1,150,680

Transportation — 1.5%
Delaware River Port Authority, ARB, Series A, 5.00%, 01/01/39	125	155,486
Delaware River Port Authority, Refunding RB
Series B, 5.00%, 01/01/21	250	250,000
Series B, 5.00%, 01/01/26	250	305,250
Pennsylvania Turnpike Commission, RB
Series A, 5.00%, 12/01/21(a)	2,000	2,084,200
Series A-1, 5.00%, 12/01/47	1,000	1,212,940
Series C, 5.00%, 12/01/43	240	265,051
Pennsylvania Turnpike Commission, Refunding RB,
Series C, 5.00%, 12/01/23(a)	760	865,868

		5,138,795

Total Municipal Bonds in Pennsylvania		12,154,908

South Carolina — 0.3%

Utilities — 0.3%
South Carolina Public Service Authority RB, 4.00%, 12/01/40	750	890,918

Tennessee — 2.5%

County/City/Special District/School District — 2.2%
Metropolitan Government of Nashville & Davidson County, Refunding GO
4.00%, 07/01/30	765	916,080
5.00%, 07/01/32	1,000	1,298,670
State of Tennessee, Refunding GO, Series A, 4.00%, 08/01/25	5,000	5,296,450

		7,511,200

Transportation — 0.3%
Metropolitan Nashville Airport Authority, ARB, Series A, 5.00%, 07/01/45	900	1,031,238

Total Municipal Bonds in Tennessee		8,542,438

Texas — 9.2%

County/City/Special District/School District — 1.7%
Carrollton-Farmers Branch Independent School District, GO, Series A, (PSF), 4.00%, 02/15/23(a)	445	480,017
Carrollton-Farmers Branch Independent School District, Refunding GO, Series 2018, (PSF), 4.00%, 02/15/22(a)	310	322,890
Cypress-Fairbanks Independent School District, Refunding GO, Series C, (PSF), 5.00%, 02/15/44	500	563,880
Dallas Area Rapid Transit, Refunding RB, Series A, 5.00%, 12/01/23	800	910,480

Security	Par (000)	Value

County/City/Special District/School District (continued)
Lewisville Independent School District, Refunding GO,
Series B, 5.00%, 08/15/28	$570	$688,480
Metropolitan Transit Authority of Harris County Sales & Use Tax Revenue, Refunding RB, Series A, 5.00%, 11/01/21(a)	1,700	1,768,017
State of Texas, Refunding GO, 5.00%, 04/01/24(a)	1,000	1,154,880

		5,888,644

Education — 0.2%
Board of Regents of the University of Texas System, RB,
Series E, 5.00%, 08/15/27	400	517,856

Health — 0.3%
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Series A, 5.00%, 11/15/45	1,000	1,175,130

State — 0.7%
State of Texas, Refunding GO
Series A, 5.00%, 10/01/24(a)	1,000	1,177,890
Series A, 5.00%, 10/01/36	1,000	1,207,170

		2,385,060

Transportation — 3.8%
Central Texas Regional Mobility Authority, RB, Series A,
Senior Lien, 5.00%, 01/01/45	1,000	1,140,180
Central Texas Regional Mobility Authority, Refunding RB,
Series A, Senior Lien, 5.00%, 01/01/23(a)	1,000	1,095,020
Central Texas Turnpike System, RB
Series A, (AMBAC), 0.00%, 08/15/30(b)	270	230,526
Series C, 5.00%, 08/15/37	1,000	1,132,000
Dallas Fort Worth International Airport, Refunding RB,
Series A, 4.00%, 11/01/34	1,250	1,526,425
Grand Parkway Transportation Corp., RB 5.00%, 02/01/23	570	619,476
Series A, 5.00%, 10/01/35	695	885,333
Grand Parkway Transportation Corp., Refunding RB, 4.00%, 10/01/49	500	589,010
Harris County Toll Road Authority, Refunding RB,
Series A, Senior Lien, 5.00%, 08/15/31	1,000	1,286,990
North Texas Tollway Authority, Refunding RB
Series A, 5.00%, 01/01/38	1,000	1,238,620
Series A, 5.00%, 01/01/43	1,815	2,223,139
Series B, 5.00%, 01/01/34	1,000	1,153,060

		13,119,779

Utilities — 2.5%
City of Austin Texas Electric Utility Revenue, Refunding RB, Series A, 5.00%, 11/15/45	1,000	1,183,290
City of Austin Texas Water & Wastewater System Revenue, Refunding RB, 5.00%, 11/15/42	2,000	2,150,440
City of Garland Texas Electric Utility System Revenue, Refunding RB, 4.00%, 03/01/49	1,000	1,160,450
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/26	500	618,280
Lower Colorado River Authority, Refunding RB, Series A, 5.00%, 05/15/36	750	791,707
Texas Water Development Board, RB
Series A, 4.00%, 10/15/37	1,180	1,426,408
Series B, 5.00%, 04/15/49	1,000	1,278,640

		8,609,215

Total Municipal Bonds in Texas		31,695,684

22	2020 BLACK ROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2020	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utah — 0.2%

County/City/Special District/School District — 0.2%
State of Utah, GO, 5.00%, 07/01/25	$450	$546,503

Virginia — 3.1%

County/City/Special District/School District — 0.7%
City of Alexandria Virginia, GO, Series A, (SAW), 3.00%, 07/15/46	1,000	1,123,920
County of Fairfax Virginia, Refunding GO, Series A, (SAW), 4.00%, 10/01/27	1,000	1,186,870

		2,310,790

Education — 0.4%
Virginia College Building Authority, Refunding RB,
Series E, 5.00%, 02/01/30	1,000	1,295,510

Transportation — 0.6%
Virginia Commonwealth Transportation Board, Refunding RB 5.00%, 09/15/23	500	564,265
5.00%, 03/15/27	285	364,883
Series A, 5.00%, 05/15/31	1,000	1,280,730

		2,209,878

Utilities — 1.4%
City of Norfolk Virginia Water Revenue, RB, 5.00%, 05/01/21(a)	4,050	4,114,030
City of Richmond Virginia Public Utility Revenue, Refunding RB, 5.00%, 01/15/26	500	618,800
Fairfax County Water Authority, Refunding RB, 5.00%, 04/01/21	195	197,268

		4,930,098

Total Municipal Bonds in Virginia		10,746,276

Washington — 3.4%

County/City/Special District/School District — 1.6%
Central Puget Sound Regional Transit Authority, Refunding RB, Series S-1, 5.00%, 11/01/36	485	581,806
State of Washington, GO, Series A, 5.00%, 08/01/43	1,250	1,582,963
State of Washington, Refunding GO
Series B, 5.00%, 07/01/23	1,000	1,119,140
Series B, 5.00%, 07/01/30	1,000	1,217,140
Series R, 5.00%, 07/01/31	1,000	1,178,800

		5,679,849

Transportation — 1.1%
Central Puget Sound Regional Transit Authority, RB,
Series S-1, 5.00%, 11/01/46	1,000	1,589,740
Port of Seattle, Refunding RB, Series A, 5.00%, 08/01/31	2,000	2,129,800

		3,719,540

Security	Par (000)	Value

Utilities — 0.7%
County of King Washington Sewer Revenue, Refunding RB, Series B, 5.00%, 07/01/23(a)	$2,075	$2,323,813

Total Municipal Bonds in Washington		11,723,202

Wisconsin — 1.5%

County/City/Special District/School District — 1.1%
State of Wisconsin, Refunding GO
5.00%, 11/01/27	770	993,023
5.00%, 11/01/29	525	670,472
Series 1, 5.00%, 05/01/22	1,000	1,064,040
Series 2, 5.00%, 11/01/26	980	1,239,769

		3,967,304

Health — 0.4%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Series A, 5.00%, 11/15/39	1,000	1,208,140

Total Municipal Bonds in Wisconsin		5,175,444

Total Long-Term Investments — 97.9% (Cost: $311,476,453)		338,985,064

	Shares

Short-Term Securities

Money Market Funds — 1.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(d)(e)	4,145,430	4,146,259

Total Short-Term Securities — 1.2% (Cost: $4,144,662)		4,146,259

Total Investments — 99.1% (Cost: $315,621,115)		343,131,323
Other Assets Less Liabilities — 0.9%		3,177,355

Net Assets — 100.0%		$346,308,678

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Zero-coupon bond.
(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

FUND SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) December 31, 2020	iShares Municipal Bond Index Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 12/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares Held at 12/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$5,109,953	$—	$(964,146	)(a)	$(1,088)	$1,540	$4,146,259	4,145,430	$24,053	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$338,985,064	$—	$338,985,064
Short-Term Securities
Money Market Funds	4,146,259	—	—	4,146,259

	$4,146,259	$338,985,064	$—	$343,131,323

See notes to financial statements.

24	2020 BLACK ROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2020	iShares Short-Term TIPS Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Treasury Obligations
U.S. Treasury Inflation Protected Security 1.13%, 01/15/21	$1,909	$1,909,180
0.13%, 04/15/21 - 10/15/25	28,623	29,897,766
0.63%, 07/15/21 - 01/15/24	10,059	10,554,765
0.38%, 07/15/23 - 07/15/25	6,819	7,348,051
0.50%, 04/15/24	2,266	2,428,972
0.25%, 01/15/25	3,529	3,807,631
2.38%, 01/15/25	1,810	2,114,445

Total Long-Term Investments — 97.5% (Cost: $56,701,966)		58,060,810

Security	Shares	Value

Short-Term Securities

Money Market Funds — 3.5%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.05%(a)(b)	2,084,421	$2,084,465

Total Short-Term Securities — 3.5% (Cost: $2,084,465)		2,084,465

Total Investments — 101.0% (Cost: $58,786,431)		60,145,275
Liabilities in Excess of Other Assets — (1.0)%		(585,386)

Net Assets — 100.0%		$59,559,889

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 12/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares Held at 12/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$918,350	$1,166,115	(a)	$—	$—	$—	$2,084,465	2,084,421	$2,014	(b)	$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
U.S. Treasury Obligations	$—	$58,060,810	$—	$58,060,810
Short-Term Securities
Money Market Funds	2,084,465	—	—	2,084,465

	$2,084,465	$58,060,810	$—	$60,145,275

See notes to financial statements.

FUND SCHEDULES OF INVESTMENTS	25

Schedule of Investments December 31, 2020	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 7.4%
Afterpay Ltd.(a)	90,622	$8,238,055
AGL Energy Ltd.	260,681	2,406,181
AMP Ltd.	1,537,332	1,847,446
Ampol Ltd.	103,186	2,262,727
APA Group(b)	494,431	3,678,799
Aristocrat Leisure Ltd.	238,800	5,733,818
ASX Ltd.	79,999	4,439,706
Aurizon Holdings Ltd.	796,526	2,393,105
AusNet Services	719,189	974,705
Australia & New Zealand Banking Group Ltd.	1,178,702	20,684,017
BHP Group Ltd.	1,224,560	40,011,937
BHP Group PLC	877,966	23,182,156
BlueScope Steel Ltd.	208,939	2,821,674
Brambles Ltd.	636,805	5,223,259
CIMIC Group Ltd.(a)	35,358	665,089
Coca-Cola Amatil Ltd.	210,671	2,099,148
Cochlear Ltd.	27,325	3,987,135
Coles Group Ltd.	551,219	7,701,315
Commonwealth Bank of Australia	735,870	46,773,362
Computershare Ltd.	194,987	2,194,212
Crown Resorts Ltd.	148,201	1,102,981
CSL Ltd.	188,886	41,270,172
Dexus	457,903	3,321,138
Evolution Mining Ltd.	687,026	2,643,926
Fortescue Metals Group Ltd.	699,775	12,639,616
Glencore PLC(a)	4,153,142	13,189,522
Goodman Group	689,823	10,083,469
GPT Group	809,734	2,816,522
Insurance Australia Group Ltd.	1,015,761	3,686,268
Lendlease Corp Ltd.(b)	289,150	2,923,543
Macquarie Group Ltd.	142,760	15,238,113
Magellan Financial Group Ltd.	51,011	2,112,792
Medibank Pvt Ltd.	1,192,109	2,761,092
Mirvac Group	1,644,200	3,339,324
National Australia Bank Ltd.	1,367,655	23,843,474
Newcrest Mining Ltd.	335,909	6,703,988
Northern Star Resources Ltd.	314,005	3,069,079
Oil Search Ltd.	833,027	2,387,402
Orica Ltd.	159,205	1,862,030
Origin Energy Ltd.	713,282	2,618,722
Qantas Airways Ltd.(a)	384,164	1,440,519
QBE Insurance Group Ltd.	614,411	4,004,992
Ramsay Health Care Ltd.	75,869	3,645,563
REA Group Ltd.	21,901	2,508,703
Rio Tinto Ltd.	154,276	13,567,267
Santos Ltd.	771,512	3,736,207
Scentre Group	2,175,603	4,673,168
SEEK Ltd.	135,754	2,976,388
Sonic Healthcare Ltd.	186,951	4,632,052
South32 Ltd.	1,991,633	3,806,341
Stockland	985,284	3,181,060
Suncorp Group Ltd.	519,487	3,909,386
Sydney Airport(a)(b)	558,783	2,765,875
Tabcorp Holdings Ltd.	896,750	2,699,878
Telstra Corp. Ltd.	1,752,235	4,024,193
TPG Telecom Ltd.(a)	133,629	742,169
Transurban Group(b)	1,136,696	11,978,276
Treasury Wine Estates Ltd.	306,011	2,213,635
Vicinity Centres	1,608,483	1,988,840
Washington H Soul Pattinson & Co. Ltd.	47,613	1,107,568

Security	Shares	Value

Australia (continued)
Wesfarmers Ltd.	471,219	$18,314,920
Westpac Banking Corp.	1,501,340	22,341,919
WiseTech Global Ltd.	65,468	1,555,858
Woodside Petroleum Ltd.	391,630	6,871,405
Woolworths Group Ltd.	525,274	15,921,285

		489,538,486

Austria — 0.2%
Erste Group Bank AG	113,573	3,459,741
OMV AG	61,220	2,445,315
Raiffeisen Bank International AG(a)	61,532	1,250,431
Verbund AG	30,844	2,620,418
voestalpine AG	51,476	1,837,212

		11,613,117

Belgium — 0.9%
Ageas SA	72,419	3,845,963
Anheuser-Busch InBev SA/NV	316,738	22,097,762
Elia Group SA/NV	13,108	1,564,575
Etablissements Franz Colruyt NV	22,422	1,327,682
Galapagos NV(a)	17,835	1,765,206
Groupe Bruxelles Lambert SA	46,955	4,732,784
KBC Group NV(a)	103,240	7,224,854
Proximus SADP	65,530	1,294,434
Sofina SA	6,540	2,212,327
Solvay SA	30,801	3,632,500
UCB SA	52,137	5,385,615
Umicore SA	82,368	3,959,023

		59,042,725

Brazil — 0.0%
Yara International ASA	70,946	2,943,233

Chile — 0.0%
Antofagasta PLC	163,924	3,216,052

China — 0.1%
Budweiser Brewing Co. APAC Ltd.(c)	730,500	2,413,086
Wilmar International Ltd.	793,783	2,794,772

		5,207,858

Denmark — 2.5%
Ambu AS, B Shares	69,272	2,975,883
AP Moeller - Maersk A/S, Class A	1,322	2,730,962
AP Moeller - Maersk A/S, Class B	2,529	5,627,662
Carlsberg AS, Class B	42,811	6,863,134
Chr Hansen Holding A/S(a)	44,210	4,567,851
Coloplast A/S, Class B	49,092	7,507,583
Danske Bank A/S(a)	286,721	4,738,754
Demant A/S(a)	46,392	1,833,673
DSV Panalpina A/S	86,028	14,458,017
Genmab A/S(a)	27,190	11,025,378
GN Store Nord A/S	52,910	4,217,673
H Lundbeck A/S	29,845	1,021,715
Novo Nordisk A/S, Class B	715,791	49,932,963
Novozymes A/S, B Shares	86,498	4,926,921
Orsted A/S(c)	78,171	15,994,192
Pandora A/S	41,988	4,699,203
Rockwool International AS, -B Shares	3,324	1,244,026
Tryg A/S	62,800	1,975,133
Vestas Wind Systems A/S	81,898	19,346,708

		165,687,431

Finland — 1.2%
Elisa OYJ	60,002	3,289,266
Fortum OYJ	184,931	4,467,956

26	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2020	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Finland (continued)
Kesko OYJ, -B Shares	112,666	$2,891,754
Kone OYJ, Class B	141,257	11,509,641
Neste OYJ	175,824	12,765,483
Nokia OYJ(a)	2,344,312	9,054,489
Nordea Bank Abp	1,347,014	11,039,304
Orion OYJ, Class B	43,705	2,007,587
Sampo OYJ, A Shares	195,802	8,371,230
Stora Enso OYJ, B Shares	241,826	4,630,414
UPM-Kymmene OYJ	220,555	8,224,859
Wartsila OYJ Abp	184,917	1,850,720

		80,102,703

France — 10.7%
Accor SA(a)	77,016	2,794,201
Adevinta ASA(a)	99,631	1,674,801
Aeroports de Paris(a)	12,428	1,607,893
Air Liquide SA	196,833	32,270,145
Airbus SE(a)	244,446	26,826,512
Alstom SA(a)(d)	104,965	5,978,706
Amundi SA(a)(c)	25,881	2,109,349
Arkema SA	28,338	3,242,488
Atos SE(a)	41,151	3,757,729
AXA SA	802,467	19,245,033
BioMerieux	16,884	2,376,333
BNP Paribas SA(a)	467,575	24,684,309
Bollore SA	367,413	1,521,144
Bouygues SA	93,366	3,839,954
Bureau Veritas SA(a)	121,390	3,240,473
Capgemini SE	66,413	10,330,693
Carrefour SA	254,908	4,365,149
Cie de Saint-Gobain	215,050	9,890,661
Cie Generale des Etablissements Michelin SCA	70,793	9,115,082
CNP Assurances(a)	73,780	1,198,706
Covivio	21,603	1,982,333
Credit Agricole SA(a)	479,545	6,062,371
Danone SA	256,882	16,904,414
Dassault Aviation SA(a)	1,056	1,149,903
Dassault Systemes SE	54,911	11,137,019
Edenred	102,502	5,821,215
Eiffage SA(a)	35,344	3,416,417
Electricite de France SA(a)	258,029	4,083,137
Engie SA(a)	759,242	11,639,186
EssilorLuxottica SA	118,334	18,440,508
Eurazeo SE(a)	15,703	1,067,015
Faurecia SE(a)	34,428	1,763,975
Gecina SA	18,669	2,903,031
Getlink SE(a)	182,862	3,163,733
Hermes International	13,162	14,152,809
Iliad SA	6,071	1,246,160
Ipsen SA	15,827	1,308,706
Kering SA	31,496	22,857,701
Klepierre SA	83,416	1,881,361
La Francaise des Jeux SAEM(c)	36,469	1,671,595
Legrand SA	110,941	9,924,400
L’Oreal SA	104,619	39,917,586
LVMH Moet Hennessy Louis Vuitton SE	115,402	72,241,764
Natixis SA(a)	393,569	1,348,569
Orange SA	829,130	9,870,815
Orpea SA(a)	21,933	2,876,118
Pernod Ricard SA	87,087	16,724,749
Peugeot SA(a)(d)	243,036	6,655,698
Publicis Groupe SA	90,056	4,475,904
Remy Cointreau SA	9,611	1,793,949

Security	Shares	Value

France (continued)
Renault SA(a)	79,886	$3,496,763
Safran SA(a)	133,205	18,879,645
Sanofi	470,994	45,650,156
Sartorius Stedim Biotech	11,493	4,088,572
Schneider Electric SE	223,938	32,365,181
SCOR SE(a)	67,428	2,187,131
SEB SA	9,847	1,790,516
Societe Generale SA(a)	336,924	7,004,180
Sodexo SA	36,050	3,048,882
Suez SA	143,270	2,839,506
Teleperformance	24,403	8,101,337
Thales SA	45,328	4,147,182
Total SA	1,047,732	45,222,415
Ubisoft Entertainment SA(a)	38,063	3,668,076
Unibail-Rodamco-Westfield	57,120	4,448,784
Valeo SA	94,623	3,732,333
Veolia Environnement SA	222,691	5,490,965
Vinci SA	216,385	21,553,965
Vivendi SA	342,922	11,060,763
Wendel SE	11,078	1,322,048
Worldline SA(a)(c)(d)	99,518	9,667,980

		708,317,882

Germany — 8.8%
adidas AG(a)	79,145	28,793,326
Allianz SE, Registered Shares	173,414	42,603,111
Aroundtown SA	412,675	3,076,876
BASF SE	381,802	30,178,645
Bayer AG, Registered Shares	408,291	24,052,894
Bayerische Motoren Werke AG	137,603	12,144,366
Bechtle AG	11,261	2,454,249
Beiersdorf AG	42,065	4,835,776
Brenntag AG	65,536	5,096,177
Carl Zeiss Meditec AG	16,590	2,200,130
Commerzbank AG(a)	417,267	2,696,574
Continental AG, Class A	46,619	6,938,547
Covestro AG(c)	76,296	4,700,856
Daimler AG, Registered Shares	355,776	25,217,152
Delivery Hero SE(a)(c)	54,314	8,494,107
Deutsche Bank AG, Registered Shares(a)	811,349	8,924,014
Deutsche Boerse AG	78,731	13,405,708
Deutsche Lufthansa AG, Registered Shares(a)(d)	124,238	1,643,893
Deutsche Post AG, Registered Shares	411,109	20,364,595
Deutsche Telekom AG, Registered Shares	1,385,502	25,288,993
Deutsche Wohnen SE	142,045	7,578,780
E.ON SE	933,062	10,332,015
Evonik Industries AG	86,758	2,835,644
Fresenius Medical Care AG & Co. KGaA	88,568	7,385,451
Fresenius SE & Co. KGaA	171,889	7,948,457
GEA Group AG	60,273	2,155,796
Hannover Rueck SE	24,917	3,970,680
HeidelbergCement AG	62,078	4,622,047
HelloFresh SE(a)	60,961	4,715,463
Henkel AG & Co. KGaA	43,281	4,170,580
Hochtief AG	10,278	1,000,169
Infineon Technologies AG	542,858	20,730,991
Just Eat Takeaway.com NV(a)(c)	52,086	5,872,848
KION Group AG	30,000	2,601,662
Knorr-Bremse AG	30,135	4,111,435
LANXESS AG	34,224	2,602,757
LEG Immobilien AG	29,281	4,542,794
Merck KGaA	53,407	9,160,065
MTU Aero Engines AG	22,044	5,746,190

FUND SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) December 31, 2020	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	58,224	$17,299,878
Nemetschek SE	24,504	1,821,097
Puma SE(a)	40,736	4,583,895
Rational AG	2,111	1,963,835
RWE AG	268,361	11,353,612
SAP SE	434,075	56,220,820
Scout24 AG(c)	45,655	3,730,645
Siemens AG, Registered Shares	318,003	45,807,187
Siemens Energy AG(a)	166,132	6,088,655
Siemens Healthineers AG(c)	111,649	5,745,596
Symrise AG	53,469	7,108,347
TeamViewer AG(a)(c)	62,687	3,367,382
Telefonica Deutschland Holding AG	432,772	1,191,974
Uniper SE	83,650	2,898,457
United Internet AG, Registered Shares	44,354	1,867,084
Volkswagen AG	13,731	2,862,960
Vonovia SE	216,754	15,830,425
Zalando SE(a)(c)	63,615	7,075,988

		582,011,650

Hong Kong — 2.9%
AIA Group Ltd.	5,026,083	61,248,443
ASM Pacific Technology Ltd.	124,283	1,641,365
Bank of East Asia Ltd.	552,187	1,181,277
BOC Hong Kong Holdings Ltd.	1,547,534	4,690,922
CK Asset Holdings Ltd.	1,066,589	5,457,628
CK Infrastructure Holdings Ltd.	263,844	1,416,948
CLP Holdings Ltd.	678,761	6,276,256
ESR Cayman Ltd.(a)(c)	694,000	2,491,219
Hang Lung Properties Ltd.	867,565	2,286,258
Hang Seng Bank Ltd.(d)	317,848	5,485,435
Henderson Land Development Co. Ltd.	614,774	2,388,183
HK Electric Investments & HK Electric Investments Ltd.(b)	1,138,616	1,120,621
HKT Trust & HKT Ltd.(b)	1,486,417	1,927,779
Hong Kong & China Gas Co. Ltd.	4,405,937	6,591,752
Hong Kong Exchanges & Clearing Ltd.	496,843	27,252,681
Hongkong Land Holdings Ltd.	482,193	1,991,537
Jardine Matheson Holdings Ltd.	90,886	5,083,992
Jardine Strategic Holdings Ltd.	91,386	2,273,684
Link REIT	854,043	7,756,225
Melco Resorts & Entertainment Ltd., ADR	88,531	1,642,250
MTR Corp. Ltd.	649,033	3,629,805
New World Development Co. Ltd.	636,824	2,962,764
PCCW Ltd.	1,757,959	1,058,639
Power Assets Holdings Ltd.	592,118	3,206,693
Sino Land Co. Ltd.	1,325,975	1,725,512
Sun Hung Kai Properties Ltd.	542,088	6,932,751
Swire Pacific Ltd., Class A	197,200	1,086,258
Swire Properties Ltd.	489,936	1,424,455
Techtronic Industries Co. Ltd.	571,131	8,163,416
WH Group Ltd.(c)	4,084,107	3,424,736
Wharf Real Estate Investment Co. Ltd.	719,245	3,737,994
Xinyi Glass Holdings Ltd.	750,000	2,097,781

		189,655,259

Ireland — 0.9%
CRH PLC	325,853	13,857,410
Experian PLC	380,959	14,472,113
Flutter Entertainment PLC(a)	67,669	13,759,486

Security	Shares	Value

Ireland (continued)
Kerry Group PLC, Class A	65,694	$9,541,620
Kingspan Group PLC(a)	63,622	4,461,347
Smurfit Kappa Group PLC	101,877	4,734,384

		60,826,360

Israel — 0.6%
Azrieli Group Ltd.	18,223	1,158,200
Bank Hapoalim BM(a)	469,097	3,221,871
Bank Leumi Le-Israel BM	617,998	3,647,891
Check Point Software Technologies Ltd.(a)(d)	47,539	6,318,408
CyberArk Software Ltd.(a)	14,874	2,403,490
Elbit Systems Ltd.	11,024	1,453,223
ICL Group Ltd.	320,971	1,638,459
Isracard Ltd.	—	2
Israel Discount Bank Ltd., Class A	484,537	1,870,827
Mizrahi Tefahot Bank Ltd.	57,942	1,344,110
Nice Ltd.(a)	26,312	7,444,126
Teva Pharmaceutical Industries Ltd., ADR(a)(d)	452,703	4,368,584
Wix.com Ltd.(a)(d)	22,912	5,727,084

		40,596,275

Italy — 2.1%
Amplifon SpA(a)	51,362	2,134,922
Assicurazioni Generali SpA	458,500	8,027,597
Atlantia SpA(a)	207,176	3,741,172
Davide Campari-Milano NV	240,873	2,760,967
DiaSorin SpA	10,240	2,138,015
Enel SpA	3,380,946	34,400,205
Eni SpA	1,051,227	10,974,503
Ferrari NV	52,398	12,153,262
FinecoBank Banca Fineco SpA(a)	241,435	3,981,750
Infrastrutture Wireless Italiane SpA(c)	139,701	1,693,521
Intesa Sanpaolo SpA(a)	6,877,322	16,256,043
Mediobanca Banca di Credito Finanziario SpA(a)	256,160	2,371,229
Moncler SpA(a)	79,978	4,917,096
Nexi SpA(a)(c)	182,598	3,633,536
Poste Italiane SpA(c)	221,344	2,264,075
Prysmian SpA	99,725	3,549,474
Recordati Industria Chimica e Farmaceutica SpA	44,850	2,494,056
Snam SpA	846,528	4,780,847
Telecom Italia SpA/Milano	6,113,290	2,987,586
Terna Rete Elettrica Nazionale SpA	581,412	4,467,674
UniCredit SpA(a)	883,306	8,276,044

		138,003,574

Japan — 25.1%
ABC-Mart, Inc.	12,735	708,095
Acom Co. Ltd.	145,654	621,907
Advantest Corp.	83,300	6,239,323
Aeon Co. Ltd.	271,746	8,914,996
Aeon Mall Co. Ltd.	43,655	720,996
AGC, Inc.	81,548	2,851,655
Air Water, Inc.	76,516	1,361,466
Aisin Seiki Co. Ltd.	67,346	2,019,653
Ajinomoto Co., Inc.	198,754	4,503,711
Alfresa Holdings Corp.	75,951	1,392,127
Amada Co. Ltd.	133,349	1,467,397
ANA Holdings, Inc.(a)	65,111	1,438,667
Asahi Group Holdings Ltd.	188,602	7,767,044
Asahi Intecc Co. Ltd.	81,200	2,965,854
Asahi Kasei Corp.	531,768	5,450,692
Astellas Pharma, Inc.	776,043	12,016,063

28	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2020	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Azbil Corp.	50,900	$2,784,336
Bandai Namco Holdings, Inc.	83,104	7,196,868
Bank of Kyoto Ltd.	23,641	1,232,602
Bridgestone Corp.	221,141	7,252,506
Brother Industries Ltd.	92,663	1,912,885
Calbee, Inc.	33,823	1,019,578
Canon, Inc.	413,348	8,007,594
Capcom Co. Ltd.	36,300	2,354,152
Casio Computer Co. Ltd.	76,981	1,408,790
Central Japan Railway Co.	59,540	8,419,158
Chiba Bank Ltd.	241,870	1,334,703
Chubu Electric Power Co., Inc.	275,111	3,320,033
Chugai Pharmaceutical Co. Ltd.	278,030	14,834,331
Chugoku Electric Power Co., Inc.	117,921	1,383,865
Coca-Cola Bottlers Japan Holdings, Inc.	54,311	848,354
Concordia Financial Group Ltd.	407,370	1,437,028
Cosmos Pharmaceutical Corp.	8,500	1,372,560
CyberAgent, Inc.	42,029	2,899,354
Dai Nippon Printing Co. Ltd.	101,468	1,825,169
Daifuku Co. Ltd.	42,076	5,206,715
Dai-ichi Life Holdings, Inc.	445,700	6,714,647
Daiichi Sankyo Co. Ltd.	707,362	24,241,419
Daikin Industries Ltd.	103,568	23,040,469
Daito Trust Construction Co. Ltd.	27,070	2,529,815
Daiwa House Industry Co. Ltd.	233,976	6,956,735
Daiwa House REIT Investment Corp.	817	2,021,149
Daiwa Securities Group, Inc.	610,652	2,781,418
Denso Corp.	180,090	10,719,090
Dentsu Group, Inc.	93,382	2,779,222
Disco Corp.	12,059	4,064,278
East Japan Railway Co.	124,944	8,335,687
Eisai Co. Ltd.	104,715	7,488,499
ENEOS Holdings, Inc.	1,257,963	4,518,228
FANUC Corp.	79,751	19,686,458
Fast Retailing Co. Ltd.	24,341	21,826,067
Fuji Electric Co. Ltd.	52,794	1,905,654
FUJIFILM Holdings Corp.	149,708	7,897,396
Fujitsu Ltd.	81,704	11,809,121
Fukuoka Financial Group, Inc.	68,293	1,217,318
GLP J-Reit	1,709	2,696,821
GMO Payment Gateway, Inc.	16,900	2,271,078
Hakuhodo DY Holdings, Inc.	96,492	1,325,877
Hamamatsu Photonics KK	58,287	3,334,821
Hankyu Hanshin Holdings, Inc.	94,963	3,158,667
Harmonic Drive Systems, Inc.(d)	15,900	1,422,838
Hikari Tsushin, Inc.	8,706	2,042,723
Hino Motors Ltd.	118,521	1,011,788
Hirose Electric Co. Ltd.	13,592	2,062,873
Hisamitsu Pharmaceutical Co., Inc.	21,341	1,268,527
Hitachi Construction Machinery Co. Ltd.	44,705	1,271,120
Hitachi Ltd.	402,213	15,875,065
Hitachi Metals Ltd.	89,686	1,363,580
Honda Motor Co. Ltd.	677,735	19,123,158
Hoshizaki Corp.	20,965	1,925,098
Hoya Corp.	156,278	21,643,691
Hulic Co. Ltd.	124,767	1,372,458
Ibiden Co. Ltd.	43,600	2,038,176
Idemitsu Kosan Co. Ltd.	82,500	1,816,393
Iida Group Holdings Co. Ltd.	60,922	1,231,732
Inpex Corp.	412,600	2,224,867
Isuzu Motors Ltd.	231,982	2,208,384
Ito En Ltd.	22,700	1,437,411
ITOCHU Corp.	559,973	16,104,888

Security	Shares	Value

Japan (continued)
Itochu Techno-Solutions Corp.	43,100	$1,539,015
Japan Airlines Co. Ltd.(a)	58,762	1,133,185
Japan Airport Terminal Co. Ltd.	22,512	1,366,181
Japan Exchange Group, Inc.	211,736	5,410,235
Japan Post Bank Co. Ltd.	168,400	1,384,184
Japan Post Holdings Co. Ltd.	650,829	5,069,397
Japan Post Insurance Co. Ltd.	96,900	1,986,848
Japan Real Estate Investment Corp.	548	3,166,533
Japan Retail Fund Investment Corp.	1,078	1,961,904
Japan Tobacco, Inc.	498,741	10,167,908
JFE Holdings, Inc.(a)	211,212	2,027,909
JSR Corp.	84,628	2,359,646
Kajima Corp.	186,777	2,505,614
Kakaku.com, Inc.	55,816	1,527,870
Kansai Electric Power Co., Inc.	286,851	2,713,056
Kansai Paint Co. Ltd.	73,275	2,258,727
Kao Corp.	199,907	15,444,048
KDDI Corp.	670,475	19,879,747
Keihan Holdings Co. Ltd.	39,829	1,909,530
Keikyu Corp.	87,639	1,503,497
Keio Corp.	42,729	3,315,130
Keisei Electric Railway Co. Ltd.	53,287	1,803,762
Keyence Corp.	75,780	42,627,507
Kikkoman Corp.	60,464	4,208,110
Kintetsu Group Holdings Co. Ltd.	71,298	3,124,655
Kirin Holdings Co. Ltd.	341,855	8,072,220
Kobayashi Pharmaceutical Co. Ltd.	21,065	2,574,698
Kobe Bussan Co. Ltd.	52,200	1,603,844
Koei Tecmo Holdings Co. Ltd.	18,700	1,141,610
Koito Manufacturing Co. Ltd.	41,947	2,854,741
Komatsu Ltd.	361,754	9,983,783
Konami Holdings Corp.	38,799	2,183,073
Kose Corp.	13,859	2,368,226
Kubota Corp.	428,689	9,365,833
Kuraray Co. Ltd.	131,714	1,402,379
Kurita Water Industries Ltd.	42,929	1,640,947
Kyocera Corp.	133,400	8,187,879
Kyowa Kirin Co. Ltd.	110,697	3,022,916
Kyushu Electric Power Co., Inc.	166,031	1,432,324
Kyushu Railway Co.	60,146	1,297,526
Lasertec Corp.	32,000	3,755,932
Lawson, Inc.	21,188	986,005
Lion Corp.	95,039	2,302,297
Lixil Corp.	110,727	2,401,299
M3, Inc.	183,313	17,317,089
Makita Corp.	93,139	4,671,581
Marubeni Corp.	686,364	4,572,838
Marui Group Co. Ltd.	75,651	1,332,214
Mazda Motor Corp.	234,798	1,571,714
McDonald’s Holdings Co. Japan Ltd.	27,494	1,332,393
Medipal Holdings Corp.	73,198	1,376,510
MEIJI Holdings Co. Ltd.	47,834	3,366,543
Mercari, Inc.(a)	35,700	1,582,538
MINEBEA MITSUMI, Inc.	150,008	2,984,374
MISUMI Group, Inc.	118,056	3,875,460
Mitsubishi Chemical Holdings Corp.	535,909	3,246,722
Mitsubishi Corp.	555,797	13,701,409
Mitsubishi Electric Corp.	758,521	11,464,016
Mitsubishi Estate Co. Ltd.	487,882	7,841,643
Mitsubishi Gas Chemical Co., Inc.	65,693	1,510,637
Mitsubishi Heavy Industries Ltd.	136,005	4,165,300
Mitsubishi UFJ Financial Group, Inc.	5,081,270	22,497,921
Mitsubishi UFJ Lease & Finance Co. Ltd.	158,773	762,410

FUND SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) December 31, 2020	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Mitsui & Co. Ltd.	677,800	$12,426,981
Mitsui Chemicals, Inc.	74,051	2,175,272
Mitsui Fudosan Co. Ltd.	384,420	8,049,582
Miura Co. Ltd.	37,200	2,076,806
Mizuho Financial Group, Inc.	1,003,551	12,737,247
MonotaRO Co. Ltd.	51,700	2,625,782
MS&AD Insurance Group Holdings, Inc.	186,724	5,681,085
Murata Manufacturing Co. Ltd.	238,825	21,620,710
Nabtesco Corp.	49,492	2,172,338
Nagoya Railroad Co. Ltd.	78,951	2,083,188
NEC Corp.	107,774	5,788,503
Nexon Co. Ltd.	205,548	6,342,160
NGK Insulators Ltd.	105,468	1,629,662
NGK Spark Plug Co. Ltd.	63,264	1,080,356
NH Foods Ltd.	34,276	1,509,667
Nidec Corp.	185,920	23,520,359
Nihon M&A Center Inc.	63,400	4,239,763
Nintendo Co. Ltd.	46,482	29,838,709
Nippon Building Fund, Inc.	614	3,561,015
Nippon Express Co. Ltd.	28,970	1,948,716
Nippon Paint Holdings Co. Ltd.	61,216	6,726,561
Nippon Prologis REIT, Inc.	874	2,730,425
Nippon Shinyaku Co. Ltd.	18,500	1,214,337
Nippon Steel Corp.(a)	335,256	4,323,853
Nippon Telegraph & Telephone Corp.	534,932	13,725,810
Nippon Yusen KK	63,622	1,484,349
Nissan Chemical Corp.	52,411	3,286,406
Nissan Motor Co. Ltd.(a)	959,315	5,199,878
Nisshin Seifun Group, Inc.	82,273	1,310,586
Nissin Foods Holdings Co. Ltd.	26,341	2,257,830
Nitori Holdings Co. Ltd.	33,123	6,926,067
Nitto Denko Corp.	65,326	5,851,905
Nomura Holdings, Inc.	1,312,218	6,937,785
Nomura Real Estate Holdings, Inc.	48,158	1,067,837
Nomura Real Estate Master Fund, Inc.	1,764	2,524,360
Nomura Research Institute Ltd.	132,963	4,756,555
NSK Ltd.	159,185	1,385,324
NTT Data Corp.	260,817	3,570,143
Obayashi Corp.	274,034	2,366,164
Obic Co. Ltd.	28,994	5,827,148
Odakyu Electric Railway Co. Ltd.	122,585	3,850,172
Oji Holdings Corp.	364,126	2,073,004
Olympus Corp.	484,312	10,603,477
Omron Corp.	76,728	6,849,603
Ono Pharmaceutical Co. Ltd.	154,931	4,668,814
Oracle Corp. Japan	15,835	2,064,165
Oriental Land Co. Ltd.	83,104	13,731,383
ORIX Corp.	546,100	8,401,264
Orix JREIT, Inc.	1,090	1,803,218
Osaka Gas Co. Ltd.	153,708	3,150,639
Otsuka Corp.	44,582	2,351,569
Otsuka Holdings Co. Ltd.	161,355	6,913,482
Pan Pacific International Holdings Corp.	171,336	3,958,498
Panasonic Corp.	912,457	10,636,718
PeptiDream, Inc.(a)	39,200	1,993,986
Persol Holdings Co. Ltd.	79,975	1,444,886
Pigeon Corp.	49,500	2,042,999
Pola Orbis Holdings, Inc.	36,523	741,656
Rakuten, Inc.	363,400	3,496,937
Recruit Holdings Co. Ltd.	563,994	23,689,406
Renesas Electronics Corp.(a)	321,908	3,369,406
Resona Holdings, Inc.	848,299	2,969,698
Ricoh Co. Ltd.	290,181	1,908,195

Security	Shares	Value

Japan (continued)
Rinnai Corp.	15,035	$1,747,701
Rohm Co. Ltd.	36,500	3,538,335
Ryohin Keikaku Co. Ltd.	98,660	2,019,032
Santen Pharmaceutical Co. Ltd.	149,649	2,430,484
SBI Holdings, Inc.	98,297	2,338,403
SCSK Corp.	22,100	1,263,799
Secom Co. Ltd.	87,257	8,049,608
Sega Sammy Holdings, Inc.	70,632	1,114,987
Seibu Holdings, Inc.	89,651	879,428
Seiko Epson Corp.	113,003	1,679,239
Sekisui Chemical Co. Ltd.	144,878	2,747,078
Sekisui House Ltd.	255,599	5,207,012
Seven & i Holdings Co. Ltd.	313,159	11,089,137
SG Holdings Co. Ltd.	133,104	3,629,251
Sharp Corp.	87,869	1,335,125
Shimadzu Corp.	93,763	3,644,563
Shimamura Co. Ltd.	9,130	959,334
Shimano, Inc.	30,570	7,155,788
Shimizu Corp.	237,406	1,728,149
Shin-Etsu Chemical Co. Ltd.	147,026	25,805,374
Shinsei Bank Ltd.	62,211	768,545
Shionogi & Co. Ltd.	110,021	6,015,017
Shiseido Co. Ltd.	165,278	11,441,239
Shizuoka Bank Ltd.	171,801	1,261,072
SMC Corp.	23,841	14,560,586
Softbank Corp.	1,194,000	14,987,072
SoftBank Group Corp.	651,500	50,579,210
Sohgo Security Services Co. Ltd.	28,947	1,501,629
Sompo Holdings, Inc.	140,142	5,681,752
Sony Corp.	524,168	52,819,360
Square Enix Holdings Co. Ltd.	38,500	2,334,278
Stanley Electric Co. Ltd.	57,934	1,868,918
Subaru Corp.	254,246	5,087,187
SUMCO Corp.	108,915	2,391,591
Sumitomo Chemical Co. Ltd.	619,160	2,495,697
Sumitomo Corp.	491,140	6,509,053
Sumitomo Dainippon Pharma Co. Ltd.	74,393	1,099,490
Sumitomo Electric Industries Ltd.	315,880	4,185,661
Sumitomo Metal Mining Co. Ltd.	96,715	4,301,978
Sumitomo Mitsui Financial Group, Inc.	544,127	16,866,929
Sumitomo Mitsui Trust Holdings, Inc.	140,426	4,332,802
Sumitomo Realty & Development Co. Ltd.	129,249	3,990,276
Sundrug Co. Ltd.	31,623	1,263,873
Suntory Beverage & Food Ltd.	57,340	2,030,947
Suzuken Co. Ltd.	30,770	1,113,072
Suzuki Motor Corp.	152,319	7,060,824
Sysmex Corp.	69,522	8,365,341
T&D Holdings, Inc.	223,706	2,646,183
Taiheiyo Cement Corp.	47,187	1,181,991
Taisei Corp.	78,010	2,691,230
Taisho Pharmaceutical Holdings Co. Ltd.	13,900	937,295
Taiyo Nippon Sanso Corp.	62,993	1,171,764
Takeda Pharmaceutical Co. Ltd.	655,308	23,715,174
TDK Corp.	54,058	8,156,458
Teijin Ltd.	74,051	1,393,499
Terumo Corp.	268,406	11,231,787
THK Co. Ltd.	50,058	1,618,918
TIS, Inc.	95,000	1,947,455
Tobu Railway Co. Ltd.	80,098	2,388,220
Toho Co. Ltd.	45,782	1,931,022
Toho Gas Co. Ltd.	30,923	2,048,662
Tohoku Electric Power Co., Inc.	181,390	1,497,041
Tokio Marine Holdings, Inc.	262,587	13,528,890

30	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2020	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Tokyo Century Corp.	18,012	$1,429,413
Tokyo Electric Power Co. Holdings, Inc.(a)	584,012	1,542,606
Tokyo Electron Ltd.	62,093	23,195,633
Tokyo Gas Co. Ltd.	155,155	3,591,090
Tokyu Corp.	208,565	2,591,402
Tokyu Fudosan Holdings Corp.	254,373	1,358,762
Toppan Printing Co. Ltd.	109,100	1,540,663
Toray Industries, Inc.	576,414	3,418,943
Toshiba Corp.	160,770	4,502,911
Tosoh Corp.	108,074	1,688,566
TOTO Ltd.	58,487	3,520,241
Toyo Suisan Kaisha Ltd.	36,523	1,777,465
Toyoda Gosei Co. Ltd.	25,617	743,259
Toyota Industries Corp.	60,300	4,790,898
Toyota Motor Corp.	881,609	68,033,828
Toyota Tsusho Corp.	87,781	3,552,191
Trend Micro, Inc.	55,734	3,208,779
Tsuruha Holdings, Inc.	14,635	2,081,151
Unicharm Corp.	167,902	7,962,918
United Urban Investment Corp.	1,216	1,505,429
USS Co. Ltd.	90,563	1,831,267
Welcia Holdings Co. Ltd.	41,000	1,546,617
West Japan Railway Co.	66,640	3,489,276
Yakult Honsha Co. Ltd.	53,282	2,687,111
Yamada Holdings Co. Ltd.	284,492	1,511,511
Yamaha Corp.	57,164	3,368,348
Yamaha Motor Co. Ltd.	115,927	2,366,187
Yamato Holdings Co. Ltd.	128,262	3,274,874
Yamazaki Baking Co. Ltd.	49,958	834,370
Yaskawa Electric Corp.	99,745	4,972,819
Yokogawa Electric Corp.	94,963	1,894,054
Z Holdings Corp.	1,096,027	6,632,316
ZOZO, Inc.	41,951	1,033,433

		1,669,533,518

Jordan — 0.0%
Hikma Pharmaceuticals PLC	71,852	2,469,598

Luxembourg — 0.2%
ArcelorMittal SA(a)	297,977	6,814,718
Eurofins Scientific SE(a)	54,510	4,570,219
SES SA	165,060	1,549,120

		12,934,057

Macau — 0.2%
Galaxy Entertainment Group Ltd.	896,058	6,975,396
Sands China Ltd.	1,008,860	4,406,092
SJM Holdings Ltd.	907,053	1,016,970
Wynn Macau Ltd.(a)	622,075	1,046,616

		13,445,074

Malta — 0.0%
BGP Holdings Ltd.(a)(e)	966,939	12

Mexico — 0.0%
Fresnillo PLC	75,992	1,173,742

Netherlands — 4.7%
ABN AMRO Bank NV(a)(c)	176,665	1,731,120
Adyen NV(a)(c)	7,549	17,540,409
Aegon NV	739,009	2,947,808
Akzo Nobel NV	80,194	8,607,591
Altice Europe NV(a)	263,763	1,708,314
Argenx SE(a)	18,559	5,468,982
ASML Holding NV	176,942	85,671,240

Security	Shares	Value

Netherlands (continued)
EXOR NV	45,905	$3,728,729
Heineken Holding NV	47,609	4,481,347
Heineken NV	107,747	12,007,209
ING Groep NV(a)	1,621,450	15,075,982
JDE Peet’s BV(a)	30,919	1,402,498
Koninklijke Ahold Delhaize NV	457,560	12,908,375
Koninklijke DSM NV	71,646	12,321,047
Koninklijke KPN NV	1,519,180	4,617,232
Koninklijke Philips NV(a)	378,715	20,400,443
Koninklijke Vopak NV	29,659	1,557,653
NN Group NV	118,401	5,118,501
Prosus NV(a)	202,931	21,912,221
QIAGEN NV(a)	96,524	5,005,643
Randstad NV(a)	47,869	3,098,689
Royal Dutch Shell PLC, A Shares	3,245,465	56,008,348
Wolters Kluwer NV	112,808	9,517,290

		312,836,671

New Zealand — 0.4%
a2 Milk Co. Ltd.(a)	303,813	2,642,404
Auckland International Airport Ltd.(a)	513,009	2,805,447
Fisher & Paykel Healthcare Corp. Ltd.	244,260	5,800,863
Mercury NZ Ltd.	283,147	1,332,540
Meridian Energy Ltd.	552,152	2,957,107
Ryman Healthcare Ltd.	166,276	1,824,223
Spark New Zealand Ltd.	791,798	2,681,988
Xero Ltd.(a)	50,086	5,684,715

		25,729,287

Norway — 0.5%
DNB ASA	394,060	7,721,845
Equinor ASA	403,139	6,803,567
Gjensidige Forsikring ASA	82,646	1,844,605
Mowi ASA	184,796	4,116,516
Norsk Hydro ASA	554,750	2,581,848
Orkla ASA	316,395	3,212,179
Schibsted ASA, Class A, Class A(a)	31,186	1,329,141
Schibsted ASA, B Shares(a)	40,743	1,512,403
Telenor ASA	298,667	5,069,798

		34,191,902

Portugal — 0.2%
Banco Espirito Santo SA, Registered Shares(a)(e)	47,542	1
EDP - Energias de Portugal SA	1,154,466	7,246,011
Galp Energia SGPS SA	217,548	2,305,225
Jeronimo Martins SGPS SA	105,566	1,774,534

		11,325,771

Russia — 0.0%
Evraz PLC	211,962	1,354,633

Singapore — 1.0%
Ascendas Real Estate Investment Trust	1,337,175	3,018,616
CapitaLand Integrated Commercial Trust	1,872,839	3,062,891
CapitaLand Ltd.	1,070,730	2,656,769
City Developments Ltd.	203,878	1,229,007
DBS Group Holdings Ltd.	746,009	14,137,414
Genting Singapore Ltd.	2,550,525	1,642,642
Keppel Corp. Ltd.	601,842	2,450,930
Mapletree Commercial Trust	896,800	1,445,616
Mapletree Logistics Trust	1,217,945	1,853,670
Oversea-Chinese Banking Corp. Ltd.	1,366,387	10,412,536
Singapore Airlines Ltd.(a)	586,399	1,902,702
Singapore Exchange Ltd.	329,026	2,311,077
Singapore Technologies Engineering Ltd.(d)	663,579	1,920,447

FUND SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) December 31, 2020	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Singapore (continued)
Singapore Telecommunications Ltd.	3,346,846	$5,844,063
Suntec Real Estate Investment Trust	795,400	897,060
United Overseas Bank Ltd.	488,405	8,324,574
UOL Group Ltd.	190,099	1,108,481
Venture Corp. Ltd.	114,427	1,682,512

		65,901,007

South Africa — 0.3%
Anglo American PLC	509,952	16,839,756

Spain — 2.4%
ACS Actividades de Construccion y Servicios SA	112,995	3,754,047
Aena SME SA(a)(c)	27,893	4,849,178
Amadeus IT Group SA	187,268	13,823,608
Banco Bilbao Vizcaya Argentaria SA	2,776,466	13,761,837
Banco Santander SA(a)	7,204,557	22,466,250
CaixaBank SA	1,497,664	3,849,408
Cellnex Telecom SA(c)	130,735	7,851,021
Enagas SA	102,462	2,254,136
Endesa SA	129,780	3,559,723
Ferrovial SA	203,420	5,624,662
Grifols SA	126,936	3,706,082
Iberdrola SA	2,507,672	36,035,973
Industria de Diseno Textil SA	453,343	14,389,020
Naturgy Energy Group SA	116,756	2,715,057
Red Electrica Corp. SA	180,542	3,706,721
Repsol SA	622,503	6,271,168
Siemens Gamesa Renewable Energy SA	99,100	4,024,085
Telefonica SA(a)	2,123,191	8,443,771

		161,085,747

Sweden — 3.1%
Alfa Laval AB(a)	130,773	3,611,487
Assa Abloy AB, Class B	416,550	10,293,788
Atlas Copco AB, A Shares	439,751	21,555,816
Boliden AB	113,724	4,034,625
Electrolux AB, Series B	93,757	2,181,437
Epiroc AB, Class A	273,945	4,978,873
Epiroc AB, Class B	161,148	2,720,452
EQT AB	101,089	2,566,009
Essity AB, Class B	252,166	8,124,578
Evolution Gaming Group AB(c)	66,106	6,645,932
Fastighets AB Balder, B Shares(a)	41,771	2,181,043
Hennes & Mauritz AB, B Shares(a)(d)	335,108	7,034,609
Hexagon AB, B Shares	116,962	10,723,310
Husqvarna AB, B Shares	181,045	2,349,589
ICA Gruppen AB	41,807	2,091,214
Industrivarden AB, A Shares(a)	111,679	3,653,569
Investment AB Latour, B Shares(d)	62,818	1,521,622
Investor AB, B Shares	189,297	13,777,665
Kinnevik AB, Class B	100,324	5,039,935
L E Lundbergforetagen AB, B Shares(a)	31,592	1,694,872
Lundin Energy AB	76,749	2,080,102
Nibe Industrier AB, B Shares	128,210	4,204,490
Sandvik AB(a)	469,185	11,571,771
Securitas AB, B Shares	130,163	2,099,998
Skandinaviska Enskilda Banken AB, Class A(a)	682,478	7,027,807
Skanska AB, B Shares	140,569	3,582,263
SKF AB, B Shares	159,928	4,161,208
Svenska Cellulosa AB SCA, Class B(a)	249,920	4,369,634
Svenska Handelsbanken AB, A Shares(a)	642,911	6,480,562
Swedbank AB, A Shares(a)	374,222	6,563,998
Swedish Match AB	67,410	5,245,895
Tele2 AB, B Shares	203,639	2,693,734

Security	Shares	Value

Sweden (continued)
Telefonaktiebolaget LM Ericsson, B Shares	1,209,155	$14,383,444
Telia Co. AB	1,019,779	4,211,537
Volvo AB, B Shares(a)	591,951	14,013,307

		209,470,175

Switzerland — 9.7%
ABB Ltd., Registered Shares	766,922	21,511,537
Adecco Group AG, Registered Shares	64,419	4,290,521
Alcon, Inc.(a)	203,749	13,528,136
Baloise Holding AG, Registered Shares	19,267	3,423,207
Banque Cantonale Vaudoise, Registered Shares	12,764	1,389,343
Barry Callebaut AG, Registered Shares	1,255	2,990,827
Chocoladefabriken Lindt & Spruengli AG	423	4,123,083
Chocoladefabriken Lindt & Spruengli AG, Registered Shares	42	4,218,513
Cie Financiere Richemont SA, Class A, Registered Shares	216,990	19,603,302
Clariant AG, Registered Shares	81,047	1,719,492
Coca-Cola HBC AG(a)	86,190	2,791,095
Credit Suisse Group AG, Registered Shares	1,017,503	13,136,849
EMS-Chemie Holding AG, Registered Shares	3,383	3,254,317
Geberit AG, Registered Shares	15,394	9,636,191
Givaudan SA, Registered Shares	3,838	16,237,894
Julius Baer Group Ltd.	93,109	5,364,150
Kuehne + Nagel International AG, Registered Shares	22,697	5,150,370
LafargeHolcim Ltd., Registered Shares(a)	217,630	11,945,225
Logitech International SA, Registered Shares	68,345	6,635,953
Lonza Group AG, Registered Shares	30,956	19,940,818
Nestle SA, Registered Shares	1,197,602	141,570,049
Novartis AG, Registered Shares	922,978	86,905,658
Partners Group Holding AG	7,767	9,126,547
Roche Holding AG	292,048	101,719,869
Schindler Holding AG	16,825	4,550,112
Schindler Holding AG, Registered Shares	8,363	2,260,467
SGS SA, Registered Shares	2,515	7,581,142
Sika AG, Registered Shares	58,937	16,065,828
Sonova Holding AG, Registered Shares(a)	22,644	5,889,558
STMicroelectronics NV	264,897	9,800,061
Straumann Holding AG, Registered Shares	4,316	5,055,852
Swatch Group AG	12,069	3,280,875
Swatch Group AG, Registered Shares	21,293	1,123,675
Swiss Life Holding AG, Registered Shares	12,546	5,852,337
Swiss Prime Site AG, Registered Shares	31,032	3,042,120
Swiss Re AG	118,980	11,209,483
Swisscom AG, Registered Shares	10,764	5,796,814
Temenos AG, Registered Shares(d)	27,497	3,831,144
UBS Group AG, Registered Shares	1,523,961	21,457,113
Vifor Pharma AG	19,095	3,001,209
Zurich Insurance Group AG	62,545	26,357,770

		646,368,506

United Arab Emirates — 0.0%
NMC Health PLC(a)(e)	45,379	1

United Kingdom — 12.2%
3i Group PLC	402,109	6,360,128
Admiral Group PLC	79,430	3,140,811
Ashtead Group PLC	185,984	8,760,031
Associated British Foods PLC(a)	150,619	4,650,313
AstraZeneca PLC	545,501	54,393,688
Auto Trader Group PLC(c)	402,936	3,279,795
AVEVA Group PLC	47,743	2,084,392
Aviva PLC	1,620,189	7,206,654
BAE Systems PLC	1,328,675	8,860,634

32	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2020	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Barclays PLC(a)	7,205,436	$14,454,779
Barratt Developments PLC(a)	423,300	3,869,854
Berkeley Group Holdings PLC	52,438	3,392,086
BP PLC	8,423,368	29,066,869
British American Tobacco PLC	953,688	35,416,986
British Land Co. PLC	367,485	2,461,235
BT Group PLC(a)	3,675,257	6,624,500
Bunzl PLC	138,378	4,620,151
Burberry Group PLC(a)	167,636	4,093,690
CK Hutchison Holdings Ltd.	1,115,617	7,789,049
CNH Industrial NV(a)	428,642	5,388,206
Coca-Cola European Partners PLC	86,698	4,320,161
Compass Group PLC	741,312	13,826,474
Croda International PLC	57,996	5,215,576
DCC PLC	40,933	2,896,517
Diageo PLC	971,657	38,447,268
Direct Line Insurance Group PLC	567,230	2,480,898
Entain PLC(a)	240,808	3,735,126
Ferguson PLC	92,978	11,296,867
Fiat Chrysler Automobiles NV(a)	459,367	8,298,952
GlaxoSmithKline PLC	2,085,659	38,163,306
Halma PLC	156,881	5,253,986
Hargreaves Lansdown PLC	138,019	2,873,843
HSBC Holdings PLC(a)	8,466,363	43,730,790
Imperial Brands PLC	393,323	8,249,786
Informa PLC(a)	633,759	4,738,850
InterContinental Hotels Group PLC(a)	71,443	4,630,581
Intertek Group PLC	67,074	5,180,811
J Sainsbury PLC	767,540	2,359,193
JD Sports Fashion PLC(a)	182,053	2,138,804
Johnson Matthey PLC	80,432	2,664,765
Kingfisher PLC(a)	869,320	3,212,259
Land Securities Group PLC	293,138	2,707,426
Legal & General Group PLC	2,479,264	9,035,465
Lloyds Banking Group PLC(a)	29,460,434	14,687,734
London Stock Exchange Group PLC	131,484	16,229,926
M&G PLC	1,060,112	2,861,424
Melrose Industries PLC(a)	2,038,545	4,966,696
Mondi PLC	205,997	4,826,891
National Grid PLC	1,463,304	17,292,493
Natwest Group PLC(a)	2,027,559	4,634,968
Next PLC(a)	55,847	5,385,114
Ocado Group PLC(a)	202,090	6,319,377
Pearson PLC	310,916	2,853,665
Persimmon PLC	134,705	5,084,142
Phoenix Group Holdings PLC	226,679	2,172,265
Prudential PLC	1,079,928	19,857,676
Reckitt Benckiser Group PLC	295,652	26,388,201
RELX PLC	803,002	19,647,388
Rentokil Initial PLC(a)	770,652	5,373,117
Rio Tinto PLC	466,416	35,108,577
Rolls-Royce Holdings PLC(a)	3,457,758	5,233,059
RSA Insurance Group PLC	427,494	3,962,382
Sage Group PLC	459,817	3,651,049
Schroders PLC	52,935	2,413,624
Segro PLC	495,069	6,423,891
Severn Trent PLC	97,043	3,029,493
Smith & Nephew PLC	363,540	7,551,626
Smiths Group PLC	164,701	3,387,736
Spirax-Sarco Engineering PLC	30,321	4,680,468
SSE PLC	436,831	8,947,688
St James’s Place PLC	223,021	3,451,046

Security	Shares	Value

United Kingdom (continued)
Standard Chartered PLC(a)	1,114,940	$7,079,806
Standard Life Aberdeen PLC	925,024	3,545,620
Taylor Wimpey PLC(a)	1,514,945	3,426,745
Tesco PLC	4,070,132	12,844,386
Unilever PLC	1,092,950	65,548,218
United Utilities Group PLC	283,827	3,471,479
Vodafone Group PLC	11,123,861	18,270,802
Whitbread PLC(a)	85,410	3,617,679
Wm Morrison Supermarkets PLC	993,832	2,404,780
WPP PLC	506,869	5,492,427

		813,495,213

United States — 0.1%
James Hardie Industries PLC(a)	183,120	5,427,131
Tenaris SA	190,344	1,542,499

		6,969,630

Total Common Stocks — 98.4% (Cost: $4,653,260,952)		6,541,886,905

Preferred Securities

Preferred Stocks — 0.6%

Germany — 0.6%
Bayerische Motoren Werke AG, Preference Shares	23,639	1,592,442
Fuchs Petrolub SE, Preference Shares	30,942	1,745,824
Henkel AG & Co. KGaA, Preference Shares	74,060	8,350,596
Porsche Automobil Holding SE, Preference Shares	62,768	4,335,815
Sartorius AG, Preference Shares	14,698	6,190,495
Volkswagen AG, Preference Shares	77,128	14,413,969

		36,629,141

Total Preferred Securities — 0.6% (Cost: $25,916,778)		36,629,141

Rights

Spain — 0.0%
Repsol SA, (Expires 01/26/21)(a)	622,503	213,467

Total Rights — 0.0% (Cost: $218,463)		213,467

Total Long-Term Investments — 99.0% (Cost: $4,679,396,193)		6,578,729,513

Short-Term Securities

Money Market Funds — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.21%(f)(g)	30,437,379	30,455,641
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.05%(f)(g)	28,526,482	28,526,482

Total Short-Term Securities — 0.9% (Cost: $58,968,576)		58,982,123

Total Investments — 99.9% (Cost: $4,738,364,769)		6,637,711,636

Other Assets Less Liabilities — 0.1%		9,305,376

Net Assets — 100.0%		$6,647,017,012

(a)	Non-income producing security.
(b)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

FUND SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) December 31, 2020	iShares MSCI EAFE International Index Fund

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	All or a portion of this security is on loan.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 12/31/19	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares Held at 12/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$43,046,155	$—		$(12,566,726	)(a)	$(34,736)	$10,948	$30,455,641	30,437,379	$582,380	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	28,526,482	(a)	—		—	—	28,526,482	28,526,482	36,644		—

						$(34,736)	$10,948	$58,982,123		$619,024		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Nikkei 225 Index	191	03/11/21	$25,425	$759,571
SPI 200 Index	83	03/18/21	10,457	(101,575)
Euro Stoxx 50 Index	769	03/19/21	33,350	393,405
FTSE 100 Index	231	03/19/21	20,280	(149,415)

				$901,986

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts Unrealized appreciation on futures contracts(a)	$—	$—	$1,152,976	$—	$—	$—	$1,152,976

Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$—	$—	$250,990	$—	$—	$—	$250,990

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

34	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2020	iShares MSCI EAFE International Index Fund

For the year ended December 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(39,641,158)	$—	$—	$—	$(39,641,158)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$1,207,833	$—	$—	$—	$1,207,833

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$118,058,207

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Australia	$—	$489,538,486	$—	$489,538,486
Austria	—	11,613,117	—	11,613,117
Belgium	1,327,682	57,715,043	—	59,042,725
Brazil	—	2,943,233	—	2,943,233
Chile	—	3,216,052	—	3,216,052
China	—	5,207,858	—	5,207,858
Denmark	—	165,687,431	—	165,687,431
Finland	—	80,102,703	—	80,102,703
France	4,088,572	704,229,310	—	708,317,882
Germany	14,618,174	567,393,476	—	582,011,650
Hong Kong	3,915,934	185,739,325	—	189,655,259
Ireland	9,195,731	51,630,629	—	60,826,360
Israel	18,817,566	21,778,709	—	40,596,275
Italy	—	138,003,574	—	138,003,574
Japan	—	1,669,533,518	—	1,669,533,518
Jordan	—	2,469,598	—	2,469,598
Luxembourg	4,570,219	8,363,838	—	12,934,057
Macau	—	13,445,074	—	13,445,074
Malta	—	—	12	12
Mexico	—	1,173,742	—	1,173,742
Netherlands	32,569,142	280,267,529	—	312,836,671
New Zealand	—	25,729,287	—	25,729,287
Norway	4,116,516	30,075,386	—	34,191,902
Portugal	—	11,325,770	1	11,325,771
Russia	—	1,354,633	—	1,354,633
Singapore	—	65,901,007	—	65,901,007
South Africa	—	16,839,756	—	16,839,756
Spain	—	161,085,747	—	161,085,747
Sweden	—	209,470,175	—	209,470,175
Switzerland	—	646,368,506	—	646,368,506
United Arab Emirates	—	—	1	1
United Kingdom	4,320,161	809,175,052	—	813,495,213
United States	—	6,969,630	—	6,969,630

FUND SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) December 31, 2020	iShares MSCI EAFE International Index Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Preferred Securities
Preferred Stocks	$—	$36,629,141	$—	$36,629,141
Rights	213,467	—	—	213,467
Short-Term Securities
Money Market Funds	58,982,123	—	—	58,982,123

	$156,735,287	$6,480,976,335	$14	$6,637,711,636

Derivative Financial Instruments(a)
Assets
Equity Contracts	$1,152,976	$—	$—	$1,152,976
Liabilities
Equity Contracts	(250,990)	—	—	(250,990)

	$901,986	$—	$—	$901,986

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

36	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

December 31, 2020

	iShares Municipal Bond Index Fund	iShares Short-Term TIPS Bond Index Fund	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund

ASSETS
Investments at value — unaffiliated(a)(b)	$338,985,064	$58,060,810	$6,578,729,513	$—
Investments at value — Master Small Cap Index Series	—	—	—	2,754,540,762
Investments at value — affiliated(c)	4,146,259	2,084,465	58,982,123	—
Cash pledged for futures contracts	—	—	8,302,424	—
Foreign currency at value(d)	—	—	60,928,912	—
Receivables:
Investments sold	—	—	782,289	—
Securities lending income — affiliated	—	85	17,355	—
Capital shares sold	28,679	288,520	8,383,641	7,125,504
Dividends — unaffiliated	—	—	19,956,133	—
Dividends — affiliated	—	—	541	—
Interest — unaffiliated	3,840,377	84,257	—	—
From the Manager	—	35,819	—	—
Variation margin on futures contracts	—	—	602,173	—
Prepaid expenses	56,383	37,014	151	63,738

Total assets	347,056,762	60,590,970	6,736,685,255	2,761,730,004

LIABILITIES
Collateral on securities loaned at value	—	—	30,476,730	—
Payables:
Investments purchased	—	982,903	408,820	—
Administration fees	—	—	—	70,210
Capital shares redeemed	451,340	4,523	57,438,683	6,473,531
Contributions to the Master Portfolio	—	—	—	651,973
Income dividend distributions	66,096	31	—	—
Investment advisory fees	17,460	—	54,668	—
Directors’ and Officer’s fees	4,386	3,940	33,965	506
Other accrued expenses	88,080	39,405	645,140	116,931
Other affiliates	—	—	62,241	—
Professional fees	48,490	—	42,374	—
Service fees	72,232	279	104,201	121,075
Variation margin on futures contracts	—	—	401,421	—

Total liabilities	748,084	1,031,081	89,668,243	7,434,226

NET ASSETS	$346,308,678	$59,559,889	$6,647,017,012	$2,754,295,778

NET ASSETS CONSIST OF
Paid-in capital	$318,351,820	$58,315,619	$5,936,357,859	$2,044,555,040
Accumulated earnings	27,956,858	1,244,270	710,659,153	709,740,738

NET ASSETS	$346,308,678	$59,559,889	$6,647,017,012	$2,754,295,778

(a) Investments at cost — unaffiliated	$311,476,453	$56,701,966	$4,679,396,193	$—
(b) Securities loaned at value	$—	$—	$29,938,995	$—
(c) Investments at cost — affiliated	$4,144,662	$2,084,465	$58,968,576	$—
(d) Foreign currency at cost	$—	$—	$60,359,457	$—

FUND FINANCIAL STATEMENTS	37

Statements of Assets and Liabilities  (continued)

December 31, 2020

	iShares Municipal Bond Index Fund	iShares Short-Term TIPS Bond Index Fund	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund

NET ASSET VALUE

Institutional
Net assets	$6,115,131	$16,548,812	$1,004,854,608	$331,429,296

Shares outstanding	497,626	1,606,923	68,463,446	13,700,086

Net asset value	$12.29	$10.30	$14.68	$24.19

Shares authorized	Unlimited	Unlimited	1.208 billion	208 million

Par value	$0.001	$0.001	$0.0001	$0.0001

Investor A
Net assets	$23,314,710	$1,475,276	$351,999,105	$257,905,250

Shares outstanding	1,897,004	142,738	24,140,727	10,649,730

Net asset value	$12.29	$10.34	$14.58	$24.22

Shares authorized	Unlimited	Unlimited	208 million	208 million

Par value	$0.001	$0.001	$0.0001	$0.0001

Investor P
Net assets	$316,771,824	N/A	$146,759,185	$329,486,292

Shares outstanding	25,774,419	N/A	10,100,095	13,649,300

Net asset value	$12.29	N/A	$14.53	$24.14

Shares authorized	Unlimited	N/A	2 billion	2 billion

Par value	$0.001	N/A	$0.0001	$0.0001

Class K
Net assets	$107,013	$41,535,801	$5,143,404,114	$1,835,474,940

Shares outstanding	8,707	4,018,251	350,116,180	75,647,590

Net asset value	$12.29	$10.34	$14.69	$24.26

Shares authorized	Unlimited	Unlimited	1.208 billion	1.208 billion

Par value	$0.001	$0.001	$0.0001	$0.0001

See notes to financial statements.

38	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended December 31, 2020

	iShares Municipal Bond Index Fund	iShares Short-Term TIPS Bond Index Fund	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund

INVESTMENT INCOME
Dividends — unaffiliated	$—	$—	$151,562,625	$—
Dividends — affiliated	24,053	1,997	36,644	—
Interest — unaffiliated	9,432,115	511,712	—	—
Securities lending income — affiliated — net	—	17	582,380	—
Non-cash dividends — unaffiliated	—	—	10,435,815	—
Foreign taxes withheld	—	—	(12,910,847)	—
Net investment income allocated from the Master Small Cap Index Series:
Dividends — unaffiliated	—	—	—	25,000,294
Dividends — affiliated	—	—	—	247,309
Interest - unaffliated	—	—	—	3,397
Securities lending income — affiliated — net	—	—	—	3,381,279
Foreign taxes withheld	—	—	—	(48,319)
Expenses	—	—	—	(546,444)
Fees waived	—	—	—	14,491

Total investment income	9,456,168	513,726	149,706,617	28,052,007

EXPENSES
Service — class specific	867,969	2,238	1,115,721	1,225,653
Investment advisory	350,086	3,433	615,945	—
Transfer agent — class specific	184,492	11,228	1,079,293	665,134
Professional	94,150	90,407	122,588	90,499
Registration	70,867	54,351	217,809	108,536
Printing and postage	59,459	36,638	6,483	31,844
Directors and Officer	12,689	11,904	118,233	652
Accounting services	9,273	9,272	88,632	5,069
Custodian	3,500	1,656	521,145	—
Administration	—	—	—	862,255
Miscellaneous	99,378	15,951	166,452	20,665

Total expenses	1,751,863	237,078	4,052,301	3,010,307
Less:
Fees waived and/or reimbursed by the Administrator	—	—	—	(142,773)
Fees waived and/or reimbursed by the Manager	(21,293)	(202,957)	(4,735)	—
Transfer agent fees waived and/or reimbursed — class specific	(5,784)	(10,328)	(4,222)	(303,662)

Total expenses after fees waived and/or reimbursed	1,724,786	23,793	4,043,344	2,563,872

Net investment income	7,731,382	489,933	145,663,273	25,488,135

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	768,181	(17,788)	(274,734,207)	—
Investments — affiliated	(1,088)	—	(34,736)	—
Foreign currency transactions	—	—	(5,584,494)	—
Futures contracts	—	—	(39,641,158)	—
Net realized gain (loss) allocated from the Master Small Cap Index Series from:
Investments	—	—	—	(5,372,654)
Investments — affiliated	—	—	—	2,616,687
Futures contracts	—	—	—	(872,183)
Swaps	—	—	—	(193,422)

	767,093	(17,788)	(319,994,595)	(3,821,572)

FUND FINANCIAL STATEMENTS	39

Statements of Operations  (continued)

Year Ended December 31, 2020

	iShares Municipal Bond Index Fund	iShares Short-Term TIPS Bond Index Fund	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	$7,264,357	$1,249,446	$248,185,687	$—
Investments — affiliated	1,540	—	10,948	—
Foreign currency translations	—	—	1,376,337	—
Futures contracts	—	—	1,207,833	—
Net change in unrealized appreciation (depreciation) allocated from Master Small Cap Index Series on:
Investments	—	—	—	450,228,713
Investments — affiliated	—	—	—	(916,996)
Futures contracts	—	—	—	1,464
Swaps	—	—	—	90,694

	7,265,897	1,249,446	250,780,805	449,403,875

Net realized and unrealized gain (loss)	8,032,990	1,231,658	(69,213,790)	445,582,303

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,764,372	$1,721,591	$76,449,483	$471,070,438

See notes to financial statements.

40	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	iShares Municipal Bond Index Fund		iShares Short-Term TIPS Bond Index Fund
	Year Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$7,731,382	$8,274,293	$489,933	$195,482
Net realized gain (loss)	767,093	2,094,709	(17,788)	(7,264)
Net change in unrealized appreciation	7,265,897	15,580,089	1,249,446	152,930
Net increase in net assets resulting from operations	15,764,372	25,949,091	1,721,591	341,148

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(79,249)	(9,529)	(161,714)	(17,864)
Investor A	(555,959)	(802,085)	(7,803)	(12,599)
Investor P	(7,699,970)	(11,453,647)	—	—
Class K	(2,823)	(3,816)	(322,417)	(165,345)
Decrease in net assets resulting from distributions to shareholders	(8,338,001)	(12,269,077)	(491,934)	(195,808)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(19,069,783)	(33,484,855)	40,760,633	14,134,110

NET ASSETS
Total increase (decrease) in net assets	(11,643,412)	(19,804,841)	41,990,290	14,279,450
Beginning of year	357,952,090	377,756,931	17,569,599	3,290,149
End of year	$346,308,678	$357,952,090	$59,559,889	$17,569,599

(a) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FUND FINANCIAL STATEMENTS	41

Statements of Changes in Net Assets   (continued)

	iShares MSCI EAFE International Index Fund		iShares Russell 2000 Small-Cap Index Fund
	Year Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$145,663,273	$258,818,758	$25,488,135	$27,526,475
Net realized gain (loss)	(319,994,595)	(31,601,972)	(3,821,572)	35,652,447
Net change in unrealized appreciation	250,780,805	1,356,515,995	449,403,875	380,171,158
Net increase in net assets resulting from operations	76,449,483	1,583,732,781	471,070,438	443,350,080

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(18,981,824)	(28,671,489)	(4,630,689)	(7,506,356)
Investor A	(6,032,650)	(10,102,636)	(3,073,130)	(8,329,821)
Investor P	(2,476,048)	(4,447,915)	(3,977,992)	(9,373,153)
Class K	(100,271,486)	(224,970,295)	(26,461,320)	(50,010,333)
Decrease in net assets resulting from distributions to shareholders	(127,762,008)	(268,192,335)	(38,143,131)	(75,219,663)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,539,505,451)	(694,405,126)	17,181,682	269,152,880

NET ASSETS
Total increase (decrease) in net assets	(1,590,817,976)	621,135,320	450,108,989	637,283,297
Beginning of year	8,237,834,988	7,616,699,668	2,304,186,789	1,666,903,492
End of year	$6,647,017,012	$8,237,834,988	$ 2,754,295,778	$2,304,186,789

(a) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

42	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	iShares Municipal Bond Index Fund

	Institutional
	Year Ended December 31,			Period from 11/19/18(a) to 12/31/18
	2020	2019

Net asset value, beginning of period	$12.02	$11.59		$11.48

Net investment income(b)	0.30	0.30		0.04
Net realized and unrealized gain	0.29	0.56		0.14

Net increase from investment operations	0.59	0.86		0.18

Distributions(c)
From net investment income	(0.30)	(0.30)		(0.04)
From net realized gain	(0.02)	(0.13)		(0.03)

Total distributions	(0.32)	(0.43)		(0.07)

Net asset value, end of period	$12.29	$12.02		$11.59

Total Return(d)
Based on net asset value	4.97%	7.52%		1.56	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.23%	0.30	%(g)	0.32	%(h)(i)(j)

Total expenses after fees waived and/or reimbursed	0.22%	0.23	%(g)	0.17	%(h)(i)(j)

Net investment income	2.46%	2.49%		2.74	%(h)

Supplemental Data
Net assets, end of period (000)	$6,115	$477		$101

Portfolio turnover rate	8%	24%		3%

(a) Commencement of operations.

(b) Based on average shares outstanding.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Aggregate total return.

(f) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,		Period from 11/19/18(a) to 12/31/18
	2020	2019
Investments in underlying funds	—%	0.01%	0.01%

(g)

Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.24% and 0.23%, respectively.

(h)	Annualized.
(i)

Reorganization and offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.69% and 0.21%, respectively.

(j)

Includes reorganization and offering costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.26% and 0.16%, respectively.

See notes to financial statements.

FUND FINANCIAL HIGHLIGHTS	43

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Municipal Bond Index Fund (continued)
	Investor A
	Year Ended December 31,
	2020	2019		2018(a)		2017	2016(b)

Net asset value, beginning of year	$12.02	$11.59		$11.81		$11.68	$11.90

Net investment income(c)	0.27	0.27		0.39		0.31	0.28
Net realized and unrealized gain (loss)	0.29	0.56		(0.25)		0.13	(0.22)

Net increase from investment operations	0.56	0.83		0.14		0.44	0.06

Distributions(d)
From net investment income	(0.27)	(0.27)		(0.31)		(0.31)	(0.28)
From net realized gain	(0.02)	(0.13)		(0.05)		—	—

Total distributions	(0.29)	(0.40)		(0.36)		(0.31)	(0.28)

Net asset value, end of year	$12.29	$12.02		$11.59		$11.81	$11.68

Total Return(e)
Based on net asset value	4.70%	7.24%		1.24%		3.83%	0.48%

Ratios to Average Net Assets(f)
Total expenses	0.50%	0.62	%(g)	0.77	%(h)	0.56%	0.56%

Total expenses after fees waived and/or reimbursed	0.48%	0.50	%(g)	0.41	%(h)	0.37%	0.56%

Net investment income	2.22%	2.25%		3.36%		2.61%	2.35%

Supplemental Data
Net assets, end of year (000)	$23,315	$23,805		$25,418		$396,544	$435,948

Portfolio turnover rate	8%	24%		3%		1%	8%

(a)

On November 19, 2018, State Farm Tax Advantaged Bond Fund was reorganized into the Fund. The activity in the table above is for the accounting survivor, State Farm Tax Advantaged Bond Fund Premier Class, for the periods prior to the date of the reorganization, and for the post-reorganization combined fund thereafter.

(b)	Effective May 23, 2016, Legacy Class A shares were renamed Premier shares.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2020	2019	2018	2017	2016
Investments in underlying funds	—%	0.01%	0.01%	—%	—%

(g)

Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.56% and 0.50%, respectively.

(h)

Includes reorganization and offering costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.70% and 0.41%, respectively.

See notes to financial statements.

44	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Municipal Bond Index Fund (continued)
	Investor P
	Year Ended December 31,
	2020	2019		2018(a)		2017	2016(b)

Net asset value, beginning of year	$12.02	$11.59		$11.81		$11.68	$11.90

Net investment income(c)	0.27	0.27		0.39		0.31	0.28
Net realized and unrealized gain (loss)	0.29	0.56		(0.25)		0.13	(0.22)

Net increase from investment operations	0.56	0.83		0.14		0.44	0.06

Distributions(d)
From net investment income	(0.27)	(0.27)		(0.31)		(0.31)	(0.28)
From net realized gain	(0.02)	(0.13)		(0.05)		—	—

Total distributions	(0.29)	(0.40)		(0.36)		(0.31)	(0.28)

Net asset value, end of year	$12.29	$12.02		$11.59		$11.81	$11.68

Total Return(e)
Based on net asset value	4.69%	7.25%		1.24%		3.83%	0.48%

Ratios to Average Net Assets(f)
Total expenses	0.50%	0.53	%(g)	0.77	%(h)	0.56%	0.56%

Total expenses after fees waived and/or reimbursed	0.49%	0.50	%(g)	0.41	%(h)	0.37%	0.56%

Net investment income	2.21%	2.26%		3.35%		2.61%	2.35%

Supplemental Data
Net assets, end of year (000)	$316,772	$333,565		$352,137		$396,544	$435,948

Portfolio turnover rate	8%	24%		3%		1%	8%

(a)

On November 19, 2018, State Farm Tax Advantaged Bond Fund was reorganized into the Fund. The activity in the table above is for the accounting survivor, State Farm Tax Advantaged Bond Fund Premier Class, for the periods prior to the date of the reorganization, and for the post-reorganization combined fund thereafter.

(b)	Effective May 23, 2016, Legacy Class A shares were renamed Premier shares.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2020	2019	2018	2017	2016
Investments in underlying funds	—%	0.01%	0.01%	—%	—%

(g)

Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.47% and 0.50%, respectively.

(h)

Includes reorganization and offering costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.70% and 0.41%, respectively.

See notes to financial statements.

FUND FINANCIAL HIGHLIGHTS	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Municipal Bond Index Fund (continued)

	Class K

	Year Ended December 31,			Period from 11/19/18(a) to 12/31/18
	2020	2019

Net asset value, beginning of period	$12.02	$11.59		$11.48

Net investment income(b)	0.30	0.30		0.04
Net realized and unrealized gain	0.29	0.56		0.14

Net increase from investment operations	0.59	0.86		0.18

Distributions(c)
From net investment income	(0.30)	(0.30)		(0.04)
From net realized gain	(0.02)	(0.13)		(0.03)

Total distributions	(0.32)	(0.43)		(0.07)

Net asset value, end of period	$12.29	$12.02		$11.59

Total Return(d)
Based on net asset value	5.00%	7.57%		1.57	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.24%	0.27	%(g)	0.33	%(h)(i)(j)

Total expenses after fees waived and/or reimbursed	0.20%	0.20	%(g)	0.16	%(h)(i)(j)

Net investment income	2.50%	2.55%		2.74	%(h)

Supplemental Data
Net assets, end of period (000)	$107	$105		$101

Portfolio turnover rate	8%	24%		3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,		Period from 11/19/18(a) to 12/31/18
	2020	2019
Investments in underlying funds	—%	0.01%	0.01%

(g)

Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.21% and 0.20%, respectively.

(h)	Annualized.
(i)

Reorganization and offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.70% and 0.20%, respectively.

(j)

Includes reorganization and offering costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.27% and 0.15%, respectively.

See notes to financial statements.

46	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares Short-Term TIPS Bond Index Fund

	Institutional

							Period from

			Year Ended December 31,				02/16/16(a)
	2020		2019	2018	2017		to 12/31/16

Net asset value, beginning of period	$9.98		$9.74	$9.95	$10.05		$10.00

Net investment income(b)	0.25		0.15	0.22	0.16		0.17
Net realized and unrealized gain (loss)	0.23		0.30	(0.16)	(0.08)		0.08

Net increase from investment operations	0.48		0.45	0.06	0.08		0.25

Distributions(c)
From net investment income	(0.16)		(0.21)	(0.26)	(0.18)		(0.19)
From net realized gain	(0.00	)(d)	—	(0.01)	—		(0.01)
Return of capital	—		—	—	(0.00	)(d)	—

Total distributions	(0.16)		(0.21)	(0.27)	(0.18)		(0.20)

Net asset value, end of period	$10.30		$9.98	$9.74	$9.95		$10.05

Total Return(e)
Based on net asset value	4.89%		4.66%	0.56%	0.88%		2.49	%(f)

Ratios to Average Net Assets
Total expenses	0.55%		3.24%	4.96%	5.07%		18.22	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.07%		0.11%	0.09%	0.08%		0.09	%(g)

Net investment income	2.51%		1.47%	2.19%	1.64%		1.91	%(g)

Supplemental Data
Net assets, end of period (000)	$16,549		$721	$976	$3,348		$476

Portfolio turnover rate	22%		45%	80%	200%		10%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 19.98%.

See notes to financial statements.

FUND FINANCIAL HIGHLIGHTS	47

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares Short-Term TIPS Bond Index Fund (continued)
	Investor A

							Period from

	Year Ended December 31,						02/16/16(a)
	2020		2019	2018	2017		to 12/31/16

Net asset value, beginning of period	$9.97		$9.74	$9.95	$10.04		$10.00

Net investment income(b)	0.07		0.19	0.20	0.14		0.16
Net realized and unrealized gain (loss)	0.39		0.23	(0.18)	(0.07)		0.06

Net increase from investment operations	0.46		0.42	0.02	0.07		0.22

Distributions(c)
From net investment income	(0.09)		(0.19)	(0.22)	(0.16)		(0.17)
From net realized gain	(0.00	)(d)	—	(0.01)	—		(0.01)
Return of capital	—		—	—	(0.00	)(d)	—

Total distributions	(0.09)		(0.19)	(0.23)	(0.16)		(0.18)

Net asset value, end of period	$10.34		$9.97	$9.74	$9.95		$10.04

Total Return(e)
Based on net asset value	4.64%		4.39%	0.22%	0.76%		2.18	%(f)

Ratios to Average Net Assets
Total expenses	1.18%		3.36%	6.40%	6.24%		20.84	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.36%		0.36%	0.36%	0.36%		0.36	%(g)

Net investment income	0.71%		1.94%	2.00%	1.35%		1.81	%(g)

Supplemental Data
Net assets, end of period (000)	$1,475		$737	$526	$256		$62

Portfolio turnover rate	22%		45%	80%	200%		10%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 22.90%.

See notes to financial statements.

48	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares Short-Term TIPS Bond Index Fund (continued)
	Class K

							Period from

	Year Ended December 31,						02/16/16(a)
	2020		2019	2018	2017		to 12/31/16

Net asset value, beginning of period	$9.98		$9.76	$9.95	$10.05		$10.00

Net investment income(b)	0.12		0.25	0.31	0.25		0.19
Net realized and unrealized gain (loss)	0.36		0.21	(0.25)	(0.16)		0.06

Net increase from investment operations	0.48		0.46	0.06	0.09		0.25

Distributions(c)
From net investment income	(0.12)		(0.24)	(0.24)	(0.19)		(0.19)
From net realized gain	(0.00	)(d)	—	(0.01)	—		(0.01)
Return of capital	—		—	—	(0.00	)(d)	—

Total distributions	(0.12)		(0.24)	(0.25)	(0.19)		(0.20)

Net asset value, end of period	$10.34		$9.98	$9.76	$9.95		$10.05

Total Return(e)
Based on net asset value	4.87%		4.72%	0.60%	0.89%		2.52	%(f)

Ratios to Average Net Assets
Total expenses	0.71%		2.14%	5.80%	2.82%		20.61	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.06%		0.06%	0.06%	0.06%		0.06	%(g)

Net investment income	1.17%		2.55%	3.13%	2.45%		2.17	%(g)

Supplemental Data
Net assets, end of period (000)	$41,536		$16,112	$1,788	$1,138		$904

Portfolio turnover rate	22%		45%	80%	200%		10%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 22.68%.

See notes to financial statements.

FUND FINANCIAL HIGHLIGHTS	49

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares MSCI EAFE International Index Fund
	Institutional

	Year Ended December 31,
	2020	2019	2018		2017	2016

Net asset value, beginning of year	$13.86	$11.76	$14.18		$11.60	$11.81

Net investment income(a)	0.30	0.42	0.42		0.39	0.28
Net realized and unrealized gain (loss)(b)	0.81	2.14	(2.31)		2.53	(0.16)

Net increase (decrease) from investment operations	1.11	2.56	(1.89)		2.92	0.12

Distributions(c)
From net investment income	(0.29)	(0.46)	(0.53)		(0.34)	(0.33)
Return of capital	—	—	(0.00	)(d)	—	—

Total distributions	(0.29)	(0.46)	(0.53)		(0.34)	(0.33)

Net asset value, end of year	$14.68	$13.86	$11.76		$14.18	$11.60

Total Return(e)
Based on net asset value	8.03%	21.80%	(13.37)%		25.24%	0.99%

Ratios to Average Net Assets
Total expenses	0.09%	0.08%	0.11	%(f)(g)	0.09%	0.15	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.09%	0.08%	0.10	%(f)(g)	0.09%	0.11	%(h)(i)

Net investment income	2.35%	3.23%	3.02	%(f)	2.92%	2.44	%(h)(i)

Supplemental Data
Net assets, end of year (000)	$1,004,855	$876,551	$753,659		$705,986	$649,763

Portfolio turnover rate	8%	4%	43%		23%	42	%(j)

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.
(g)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.10% and 0.09% respectively.

(h)	Includes the Fund’s share of the Master International Index’s allocated expenses and/or net investment income.
(i)	Includes the Fund’s share of the Master International Index’s allocated fees waived of 0.16%.
(j)	Portfolio turnover rate includes transactions from Master International Index prior to August 1, 2016.

See notes to financial statements.

50	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE International Index Fund (continued)
	Investor A

	Year Ended December 31,
	2020	2019	2018		2017	2016

Net asset value, beginning of year	$13.78	$11.69	$14.09		$11.54	$11.75

Net investment income(a)	0.27	0.39	0.38		0.34	0.32
Net realized and unrealized gain (loss)(b)	0.78	2.12	(2.28)		2.52	(0.23)

Net increase (decrease) from investment operations	1.05	2.51	(1.90)		2.86	0.09

Distributions(c)
From net investment income	(0.25)	(0.42)	(0.50)		(0.31)	(0.30)
Return of capital	—	—	(0.00	)(d)	—	—

Total distributions	(0.25)	(0.42)	(0.50)		(0.31)	(0.30)

Net asset value, end of year	$14.58	$13.78	$11.69		$14.09	$11.54

Total Return(e)
Based on net asset value	7.68%	21.53%	(13.57)%		24.84%	0.78%

Ratios to Average Net Assets
Total expenses	0.35%	0.35%	0.36	%(f)(g)	0.36%	0.38	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.35%	0.35%	0.36	%(f)(g)	0.35%	0.37	%(h)(i)

Net investment income	2.11%	3.00%	2.74	%(f)	2.60%	2.78	%(h)(i)

Supplemental Data
Net assets, end of year (000)	$351,999	$340,750	$305,043		$373,846	$238,053

Portfolio turnover rate	8%	4%	43%		23%	42	%(j)

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.
(g)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.36% and 0.35% respectively.

(h)	Includes the Fund’s share of the Master International Index’s allocated expenses and/or net investment income.
(i)	Includes the Fund’s share of the Master International Index’s allocated fees waived of 0.39%.
(j)	Portfolio turnover rate includes transactions from Master International Index prior to August 1, 2016.

See notes to financial statements.

FUND FINANCIAL HIGHLIGHTS	51

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE International Index Fund (continued)
	Investor P

	Year Ended December 31,		Period from 08/06/18(a) to 12/31/18
	2020	2019

Net asset value, beginning of period	$13.73	$11.65	$13.87

Net investment income(b)	0.26	0.39	0.01
Net realized and unrealized gain (loss)(c)	0.79	2.11	(1.70)

Net increase (decrease) from investment operations	1.05	2.50	(1.69)

Distributions(d)
From net investment income	(0.25)	(0.42)	(0.53)
Return of capital	—	—	(0.00	)(e)

Total distributions	(0.25)	(0.42)	(0.53)

Net asset value, end of period	$14.53	$13.73	$11.65

Total Return(f)
Based on net asset value	7.68%	21.51%	(12.25	)%(g)

Ratios to Average Net Assets
Total expenses	0.37%	0.39%	0.33	%(h)(i)(j)

Total expenses after fees waived and/or reimbursed	0.37%	0.36%	0.32	%(i)(j)

Net investment income	2.08%	2.97%	0.23	%(i)

Supplemental Data
Net assets, end of period (000)	$146,759	$149,612	$137,266

Portfolio turnover rate	8%	4%	43%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.
(i)	Annualized.
(j)

Reorganization costs, offering and board realignment and consolidation expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.34% and 0.33% respectively.

See notes to financial statements.

52	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE International Index Fund (continued)
	Class K

	Year Ended December 31,
	2020	2019	2018		2017	2016

Net asset value, beginning of year	$13.87	$11.76	$14.18		$11.61	$11.82

Net investment income(a)	0.31	0.43	0.43		0.38	0.38
Net realized and unrealized gain (loss)(b)	0.80	2.14	(2.31)		2.54	(0.26)

Net increase (decrease) from investment operations	1.11	2.57	(1.88)		2.92	0.12

Distributions(c)
From net investment income	(0.29)	(0.46)	(0.54)		(0.35)	(0.33)
Return of capital	—	—	(0.00	)(d)	—	—

Total distributions	(0.29)	(0.46)	(0.54)		(0.35)	(0.33)

Net asset value, end of year	$14.69	$13.87	$11.76		$14.18	$11.61

Total Return(e)
Based on net asset value	8.07%	21.94%	(13.33)%		25.17%	1.03%

Ratios to Average Net Assets
Total expenses	0.04%	0.03%	0.06	%(f)(g)	0.06%	0.07	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.04%	0.03%	0.05	%(f)(g)	0.06%	0.07	%(h)(i)

Net investment income	2.39%	3.28%	3.12	%(f)	2.80%	3.25	%(h)(i)

Supplemental Data
Net assets, end of year (000)	$5,143,404	$6,870,922	$6,420,732		$9,509,257	$4,042,470

Portfolio turnover rate	8%	4%	43%		23%	42	%(j)

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.
(g)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.05% and 0.04% respectively.

(h)	Includes the Fund’s share of the Master International Index’s allocated expenses and/or net investment income.
(i)	Includes the Fund’s share of the Master International Index’s allocated fees waived of 0.08%.
(j)	Portfolio turnover rate includes transactions from Master International Index prior to August 1, 2016.

See notes to financial statements.

FUND FINANCIAL HIGHLIGHTS	53

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund
	Institutional

	Year Ended December 31,
	2020	2019	2018		2017	2016

Net asset value, beginning of year	$20.46	$16.87	$19.72		$17.76	$15.32

Net investment income(a)	0.23	0.27	0.28		0.25	0.23
Net realized and unrealized gain (loss)	3.84	4.02	(2.40)		2.34	3.03

Net increase (decrease) from investment operations	4.07	4.29	(2.12)		2.59	3.26

Distributions(b)
From net investment income	(0.25)	(0.28)	(0.20)		(0.21)	(0.22)
From net realized gain	(0.09)	(0.42)	(0.53)		(0.42)	(0.60)

Total distributions	(0.34)	(0.70)	(0.73)		(0.63)	(0.82)

Net asset value, end of year	$24.19	$20.46	$16.87		$19.72	$17.76

Total Return(c)
Based on net asset value	19.97%	25.50%	(10.94)%		14.55%	21.33%

Ratios to Average Net Assets(d)(e)
Total expenses	0.16%	0.16%	0.18	%(f)	0.18%	0.19	%(g)

Total expenses after fees waived and/or reimbursed	0.12%	0.12%	0.12	%(f)	0.11%	0.14	%(g)

Net investment income	1.22%	1.38%	1.38%		1.36%	1.44	%(g)

Supplemental Data
Net assets, end of year (000)	$331,429	$227,381	$200,990		$167,351	$229,491

Portfolio turnover rate of the Series	27%	20%	28%		30%	39%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Series’ allocated expenses and/or net investment income.
(e)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(f)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.16% and 0.10% respectively.

(g)	Excludes expenses incurred indirectly of 0.01% as a result of the Series’ investments in underlying funds.

See notes to financial statements.

54	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund (continued)
	Investor A

	Year Ended December 31,
	2020	2019	2018		2017	2016

Net asset value, beginning of year	$20.49	$16.89	$19.74		$17.78	$15.34

Net investment income(a)	0.17	0.22	0.22		0.21	0.18
Net realized and unrealized gain (loss)	3.85	4.03	(2.40)		2.34	3.03

Net increase (decrease) from investment operations	4.02	4.25	(2.18)		2.55	3.21

Distributions(b)
From net investment income	(0.20)	(0.23)	(0.14)		(0.17)	(0.17)
From net realized gain	(0.09)	(0.42)	(0.53)		(0.42)	(0.60)

Total distributions	(0.29)	(0.65)	(0.67)		(0.59)	(0.77)

Net asset value, end of year	$24.22	$20.49	$16.89		$19.74	$17.78

Total Return(c)
Based on net asset value	19.66%	25.20%	(11.19)%		14.35%	21.04%

Ratios to Average Net Assets(d)(e)
Total expenses	0.41%	0.42%	0.43	%(f)	0.45%	0.49	%(g)

Total expenses after fees waived and/or reimbursed	0.37%	0.37%	0.37	%(f)	0.37%	0.41	%(g)

Net investment income	0.93%	1.14%	1.08%		1.13%	1.14	%(g)

Supplemental Data
Net assets, end of year (000)	$257,905	$273,413	$254,591		$249,980	$116,722

Portfolio turnover rate of the Series	27%	20%	28%		30%	39%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Series’ allocated expenses and/or net investment income.
(e)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(f)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.41% and 0.35% respectively.

(g)	Excludes expenses incurred indirectly of 0.01% as a result of the Series’ investments in underlying funds.

See notes to financial statements.

FUND FINANCIAL HIGHLIGHTS	55

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund (continued)

	Investor P

	Year Ended December 31,		Period from 08/06/18(a) to 12/31/18
	2020	2019

Net asset value, beginning of period	$20.43	$16.84	$21.76

Net investment income(b)	0.18	0.22	0.17
Net realized and unrealized gain (loss)	3.82	4.02	(4.38)

Net increase (decrease) from investment operations	4.00	4.24	(4.21)

Distributions(c)
From net investment income	(0.20)	(0.23)	(0.19)
From net realized gain	(0.09)	(0.42)	(0.52)

Total distributions	(0.29)	(0.65)	(0.71)

Net asset value, end of period	$24.14	$20.43	$16.84

Total Return(d)
Based on net asset value	19.65%	25.25%	(19.49	)%(e)

Ratios to Average Net Assets(f)(g)
Total expenses	0.41%	0.40%	0.39	%(h)(i)(j)

Total expenses after fees waived and/or reimbursed	0.37%	0.36%	0.35	%(h)(i)(j)

Net investment income	0.95%	1.14%	2.12	%(h)

Supplemental Data
Net assets, end of period (000)	$329,486	$301,163	$265,393

Portfolio turnover rate of the Series	27%	20%	28%

(a)	Commencement of operations.
(b)	Based on average Common Shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Series’ allocated expenses and/or net investment income.
(g)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(h)	Annualized.
(i)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.38% and 0.35% respectively.

(j)

Reorganization costs, offering and board realignment and consolidation expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.40% and 0.37% respectively.

See notes to financial statements.

56	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund (continued)
	Class K
	Year Ended December 31,
	2020	2019	2018		2017	2016

Net asset value, beginning of year	$20.52	$16.91	$19.77		$17.79	$15.35

Net investment income(a)	0.24	0.28	0.30		0.27	0.24
Net realized and unrealized gain (loss)	3.85	4.04	(2.43)		2.34	3.02

Net increase (decrease) from investment operations	4.09	4.32	(2.13)		2.61	3.26

Distributions(b)
From net investment income	(0.26)	(0.29)	(0.20)		(0.21)	(0.22)
From net realized gain	(0.09)	(0.42)	(0.53)		(0.42)	(0.60)

Total distributions	(0.35)	(0.71)	(0.73)		(0.63)	(0.82)

Net asset value, end of year	$24.26	$20.52	$16.91		$19.77	$17.79

Total Return(c)
Based on net asset value	20.00%	25.62%	(10.93)%		14.69%	21.32%

Ratios to Average Net Assets(d)(e)
Total expenses	0.08%	0.08%	0.11	%(f)	0.14%	0.17%

Total expenses after fees waived and/or reimbursed	0.07%	0.07%	0.07	%(f)	0.07%	0.10	%(g)

Net investment income	1.26%	1.44%	1.44%		1.40%	1.48	%(g)

Supplemental Data
Net assets, end of year (000)	$1,835,475	$1,502,229	$945,929		$474,830	$60,086

Portfolio turnover rate of the Series	27%	20%	28%		30%	39%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Series’ allocated expenses and/or net investment income.
(e)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(f)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.10% and 0.05% respectively.

(g)	Excludes expenses incurred indirectly of 0.01% as a result of the Series’ investments in underlying funds.

See notes to financial statements.

FUND FINANCIAL HIGHLIGHTS	57

Notes to Financial Statements

1. ORGANIZATION

BlackRock FundsSM (the “Trust”) and BlackRock Index Funds, Inc. (the “Corporation”), are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. BlackRock FundsSM is organized as a Massachusetts business trust. BlackRock Index Funds, Inc. is organized as a Maryland corporation. The following, each of which is a series of one of BlackRock FundsSM or BlackRock Index Funds, Inc., are referred to herein collectively as the “Funds” or individually as a “Fund”:

Registrant Name	Fund Name	Herein Referred To As	Diversification Classification
BlackRock FundsSM	iShares Municipal Bond Index Fund	Municipal Bond Index	Diversified
	iShares Short-Term TIPS Bond Index Fund	Short-Term TIPS Bond Index	Diversified
BlackRock Index Funds, Inc.	iShares MSCI EAFE International Index Fund	International Index	Diversified
	iShares Russell 2000 Small-Cap Index Fund	Small Cap Index	Diversified

Small Cap Index seeks to achieve its investment objective by investing all of its assets in Master Small Cap Index Series (the “Series”), a series of Quantitative Master Series LLC (the “Master LLC”), and an affiliate of Small Cap Index, which has the same investment objective and strategies as Small Cap Index. The value of Small Cap Index’s investment in the Series reflects Small Cap Index’s proportionate interest in the net assets of the Series. The performance of Small Cap Index is directly affected by the performance of the Series. At December 31, 2020, the percentage of the Series owned by Small Cap Index was 70.72%. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with Small Cap Index’s financial statements.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor P Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Investor P Shares are only available through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Investor A and Class K Shares	No	No		None
Investor P Shares	Yes	No	(a)	None

(a)	Investor P Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Board of Trustees of the Trust and the Board of Directors of the Corporation are collectively referred to throughout this report as the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Directors”.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For Municipal Bond Index, Short-Term TIPS Bond Index and International Index, for financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when International Index is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

For Small Cap Index, for financial reporting purposes, contributions to and withdrawals from the Series are accounted for on a trade date basis. Small Cap Index records its proportionate share of the Series’ income, expenses and realized and unrealized gains and losses on a daily basis. In addition, Small Cap Index accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

58	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The International Index may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2020, if any, are disclosed in the Statements of Assets and Liabilities.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by International Index and Small Cap Index are recorded on the ex-dividend date. Distributions from net investment income for Municipal Bond Index and Short-Term TIPS Bond Index are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. Small Cap Index’s policy is to value its financial instruments at fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments. Small Cap Index records its investment in the Series at fair value based on the Small Cap Index’s proportionate interest in the net assets of the Series. Valuation of securities held by the Series is discussed in Note 3 of the Series’ Notes to Financial Statements, which are included elsewhere in this report.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

FUND NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements   (continued)

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

60	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value - unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the International Index securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount	(b)
BofA Securities, Inc.	$687,744	$(687,744)	$—
Credit Suisse Securities (USA) LLC	36,670	(36,670)	—
Goldman Sachs & Co.	5,780,754	(5,780,754)	—
HSBC Bank PLC	5,075,073	(5,075,073)	—

FUND NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements   (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount	(b)
Morgan Stanley & Co. LLC	$16,109,114	$(15,905,547)	$203,567
National Financial Services LLC	2,249,640	(2,249,640)	—

	$29,938,995	$(29,735,428)	$203,567

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of December 31, 2020. Additional collateral is delivered to each Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each of the Trust and the Corporation, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets.

	Municipal Bond Index	Short-Term TIPS Bond Index	International Index
Investment advisory fees	0.10%	0.01%	0.01%

Service Fees: The Funds entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Municipal Bond Index		Short-Term TIPS Bond Index		International Index		Small Cap Index
Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees
Investor A	0.25%	N/A	0.25%	N/A	0.25%	N/A	0.25%	N/A
Investor P	0.25	N/A	N/A	N/A	0.25	N/A	0.25	N/A

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

62	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

For the year ended December 31, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor P	Total
Municipal Bond Index	$58,090	$809,879	$867,969
Short-Term TIPS Bond Index	2,238	—	2,238
International Index	786,290	329,431	1,115,721
Small Cap Index	563,930	661,723	1,225,653

Administration: The Corporation, on behalf of Small Cap Index, entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of Blackrock, to provide administrative services (other than investment advice and related portfolio activities). For such services, Small Cap Index pays the Administrator a monthly fee at an annual rate of 0.04% of the average daily net assets of Small Cap Index. Small Cap Index does not pay an investment advisory fee or investment management fee.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2020, the Funds did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended December 31, 2020, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Investor P	Class K	Total
Municipal Bond Index	$17	$4,888	$999	$12	$5,916
Short-Term TIPS Bond Index	9	418	—	301	728
International Index	4,551	16,144	2,256	14,785	37,736
Small Cap Index	4,516	22,864	3,048	3,815	34,243

For the year ended December 31, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor P	Class K	Total
Municipal Bond Index	$919	$12,754	$170,777	$42	$184,492
Short-Term TIPS Bond Index	624	2,028	—	8,576	11,228
International Index	488,874	207,960	118,321	264,138	1,079,293
Small Cap Index	180,794	199,188	207,735	77,417	665,134

Other Fees: For the year ended December 31, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor P Shares as follows:

Fund Name	Investor P
Municipal Bond Index	$14,698
International Index	9,079
Small Cap Index	16,746

Expense Limitations, Waivers, Reimbursements, and Recoupments: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through April 30, 2021 with respect to International Index and Short-Term TIPS Bond Index Fund and through April 30, 2022 with respect to iShares Municipal Bond Index. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Trust or the Corporation, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitations described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2020, the amounts waived were as follows:

Fund Name	Amounts Waived
Municipal Bond Index	$4,628
Short-Term TIPS Bond Index	449
International Index	4,735

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021 with respect to International Index and Short-Term TIPS Bond Index Fund and through April 30, 2022 with respect to iShares Municipal Bond Index. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended December 31, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

FUND NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements   (continued)

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Investor A	Investor P	Class K
Municipal Bond Index	0.25%	0.50%	0.50%	0.20%
Short-Term TIPS Bond Index	0.11	0.36	—	0.06
International Index	0.12	0.37	0.37	0.07
Small Cap Index	0.12	0.37	0.37	0.07

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021 with respect to International Index, Small-Cap Index Fund and Short-Term TIPS Bond Index Fund and through April 30, 2022 with respect to iShares Municipal Bond Index, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended December 31, 2020, amounts included in the Statements of Operations were as follows:

Fund Name	Amounts Waived
Municipal Bond Index	$16,665
Short-Term TIPS Bond Index	202,508
Small Cap Index	142,773

In addition, these amounts waived and/or reimbursed by the Manager are included in in the Statements of Operations. For the year ended December 31, 2020, class specific expense waivers and/or reimbursements are as follows:

	Transfer Agent Fees Waived and/or Reimbursed - Class Specific
Fund Name	Institutional	Investor A	Investor P	Class K	Total
Municipal Bond Index	$37	$3,359	$2,353	$35	$5,784
Short-Term TIPS Bond Index	173	1,581	—	8,574	10,328
International Index	—	—	4,222	—	4,222
Small Cap Index	65,832	86,225	75,194	76,411	303,662

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective February 16, 2023 for Short-Term TIPS Bond Index and November 16, 2025 for Municipal Bond Index, the repayment arrangement between each Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under each Fund’s contractual caps on net expenses will be terminated.

As of December 31, 2020, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring
Fund Name/Fund Level/Share Class	December 31, 2021	December 31, 2022
Municipal Bond Index
Fund Level	$117,994	$16,665
Institutional	15	37
Investor A	20,437	3,359
Investor P	7,174	2,353
Class K	38	35
Short-Term TIPS Bond Index
Fund Level	178,375	202,508
Institutional	713	173
Investor A	1,410	1,581
Class K	3,831	8,574

64	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on December 31, 2020:

Fund Name/Fund Level/Share Class	Expired December 31, 2020
Municipal Bond Index
Fund Level	$42,710
Institutional	—
Investor A	—
Class K	—
Investor P	—
Short-Term TIPS Bond Index
Fund Level	176,815
Institutional	851
Investor A	993
Class K	824

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Funds are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Funds bear to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 75% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated – net in the Statements of Operations. For the year ended December 31, 2020, each Fund paid BTC the following amounts for securities lending agent services:

Fund Name	Amounts
Short-Term TIPS Bond Index	$7
International Index	130,951

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

FUND NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements  (continued)

During the year ended December 31, 2020, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Trust and the Corporation are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s and the Corporation’s Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: International Index may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)
International Index	$49,704,282	$161,286,509	$(21,512,362)

7.	PURCHASES AND SALES

For the year ended December 31, 2020, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales
Municipal Bond Index	$28,223,586	$42,157,976
Short-Term TIPS Bond Index	44,161,514	6,889,919
International Index	518,182,699	2,128,982,733

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

	Periods	Municipal Bond Index	Short-Term TIPS Bond Index	International Index	Small Cap Index
Tax-exempt income(a)	12/31/20	$7,767,473	$—	$—	$—
	12/31/19	8,272,140	—	—	—
Ordinary income	12/31/20	11,616	491,934	127,762,008	33,976,890
	12/31/19	414,246	195,808	268,192,335	41,020,154
Long-term capital gains	12/31/20	558,912	—	—	4,166,241
	12/31/19	3,582,691	—	—	34,199,509

Total	12/31/20	$8,338,001	$491,934	$127,762,008	$38,143,131

	12/31/19	$12,269,077	$195,808	$268,192,335	$75,219,663

(a)	The Funds designate these amounts paid during the fiscal year ended December 31, 2020, as exempt-interest dividends.

As of period end, the tax components of accumulated earnings (loss) were as follows:

	Municipal Bond Index	Short-Term TIPS Bond Index	International Index	Small Cap Index
Undistributed tax-exempt income	$234,496	$—	$—	$—
Undistributed ordinary income	—	4,796	14,088,526	12,166,426
Undistributed long-term capital gains	214,216	—	—	—
Non-expiring capital loss carryforwards(a)	—	(80,825)	(938,565,731)	—
Net unrealized gains(b)	27,508,146	1,320,299	1,635,136,358	706,843,305
Qualified late-year losses(c)	—	—	—	(9,268,993)

	$27,956,858	$1,244,270	$710,659,153	$709,740,738

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the timing of income recognition on partnership interests, amortization methods on fixed income securities, the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains / (losses) on certain futures and foreign currency contracts, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

66	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)

(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable period.

As of December 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

	Municipal Bond Index	Short-Term TIPS Bond Index	International Index
Tax cost	$315,623,177	$58,824,976	$5,005,267,031

Gross unrealized appreciation	$27,543,448	$1,324,535	$2,163,881,774
Gross unrealized depreciation	(35,302)	(4,236)	(530,776,332)

Net unrealized appreciation (depreciation)	$27,508,146	$1,320,299	$1,633,105,442

9.	BANK BORROWINGS

The Trust and the Corporation, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2020, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Short-Term TIPS Bond Index and International Index may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Municipal Bond Index and Short-Term TIPS Bond Index may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Municipal Bond Index and Short-Term TIPS Bond Indexmay also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

FUND NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements  (continued)

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within certain Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on their investment performance and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

68	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/20		Year Ended 12/31/19
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
Municipal Bond Index
Institutional
Shares sold	527,852	$6,373,345	56,252	$675,622
Shares issued in reinvestment of distributions	6,176	75,290	471	5,666
Shares redeemed	(76,103)	(912,767)	(25,729)	(307,228)

	457,925	$5,535,868	30,994	$374,060

Investor A
Shares sold	249,370	$3,026,784	457,962	$5,459,767
Shares issued in reinvestment of distributions	39,734	482,349	59,619	714,672
Shares redeemed	(372,148)	(4,458,279)	(730,665)	(8,702,488)

	(83,044)	$(949,146)	(213,084)	$(2,528,049)

Investor P
Shares sold	1,241,638	$14,991,034	974,925	$11,635,316
Shares issued in reinvestment of distributions	631,465	7,663,856	955,630	11,455,907
Shares redeemed	(3,844,076)	(46,311,395)	(4,568,302)	(54,422,089)

	(1,970,973)	$(23,656,505)	(2,637,747)	$(31,330,866)

Class K
Shares sold	—	$—	—	$—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	$—	—	$—

	(1,596,092)	$(19,069,783)	(2,819,837)	$(33,484,855)

	Year Ended 12/31/20		Year Ended 12/31/19
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
Short-Term TIPS Bond Index
Institutional
Shares sold	1,538,927	$15,651,855	73,179	$726,771
Shares issued in reinvestment of distributions	15,764	160,899	1,693	16,821
Shares redeemed	(20,028)	(197,981)	(102,826)	(1,020,515)

	1,534,663	$15,614,773	(27,954)	$(276,923)

Investor A
Shares sold	105,697	$1,079,056	31,689	$314,229
Shares issued in reinvestment of distributions	708	7,134	1,156	11,470
Shares redeemed	(37,518)	(378,343)	(12,993)	(128,981)

	68,887	$707,847	19,852	$196,718

Class K
Shares sold	3,597,381	$36,446,814	1,911,631	$18,982,928
Shares issued in reinvestment of distributions	30,909	312,634	14,352	142,600
Shares redeemed	(1,224,848)	(12,321,435)	(494,430)	(4,911,213)

	2,403,442	$24,438,013	1,431,553	$14,214,315

	4,006,992	$40,760,633	1,423,451	$14,134,110

	Year Ended 12/31/20		Year Ended 12/31/19
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
International Index
Institutional
Shares sold	36,055,673	$432,943,808	20,331,613	$265,429,037
Shares issued in reinvestment of distributions	1,213,193	17,385,549	1,921,999	26,216,064
Shares redeemed	(32,041,822)	(387,367,687)	(23,125,321)	(302,728,751)

	5,227,044	$62,961,670	(871,709)	$(11,083,650)

FUND NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements  (continued)

	Year Ended 12/31/20		Year Ended 12/31/19
Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts
International Index (continued)
Investor A
Shares sold	10,068,833	$124,413,156	10,905,246	$141,651,440
Shares issued in reinvestment of distributions	421,138	5,991,136	740,537	10,041,682
Shares redeemed	(11,084,750)	(139,444,486)	(13,013,797)	(169,434,000)

	(594,779)	$(9,040,194)	(1,368,014)	$(17,740,878)

Investor P
Shares sold	539,569	$6,667,907	674,405	$8,730,993
Shares issued in reinvestment of distributions	174,418	2,472,469	328,784	4,441,874
Shares redeemed	(1,511,779)	(18,866,767)	(1,890,213)	(24,460,763)

	(797,792)	$(9,726,391)	(887,024)	$(11,287,896)

Class K
Shares sold	86,478,810	$1,086,784,228	87,821,428	$1,145,861,059
Shares issued in reinvestment of distributions	6,757,548	96,913,800	15,942,879	217,620,304
Shares redeemed	(238,407,702)	(2,767,398,564)	(154,236,643)	(2,017,774,065)

	(145,171,344)	$(1,583,700,536)	(50,472,336)	$(654,292,702)

	(141,336,871)	$(1,539,505,451)	(53,599,083)	$(694,405,126)

	Year Ended 12/31/20		Year Ended 12/31/19
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
Small Cap Index
Institutional
Shares sold	7,274,334	$131,368,583	3,592,601	$69,580,751
Shares issued in reinvestment of distributions	196,130	4,588,006	368,502	7,425,324
Shares redeemed	(4,882,192)	(88,356,989)	(4,766,212)	(91,979,972)

	2,588,272	$47,599,600	(805,109)	$(14,973,897)

Investor A
Shares sold	3,519,232	$64,827,304	4,247,146	$82,378,182
Shares issued in reinvestment of distributions	129,265	3,018,237	404,884	8,170,561
Shares redeemed	(6,342,853)	(117,082,253)	(6,385,884)	(123,589,696)

	(2,694,356)	$(49,236,712)	(1,733,854)	$(33,040,953)

Investor P
Shares sold	922,473	$16,362,434	764,226	$14,806,788
Shares issued in reinvestment of distributions	170,625	3,975,291	465,565	9,367,159
Shares redeemed	(2,186,516)	(40,047,212)	(2,247,336)	(43,579,725)

	(1,093,418)	$(19,709,487)	(1,017,545)	$(19,405,778)

Class K
Shares sold	28,669,918	$514,018,462	28,513,761	$554,627,760
Shares issued in reinvestment of distributions	1,126,186	26,411,311	2,471,848	49,956,052
Shares redeemed	(27,354,595)	(501,901,492)	(13,712,219)	(268,010,304)

	2,441,509	$38,528,281	17,273,390	$336,573,508

	1,242,007	$17,181,682	13,716,882	$269,152,880

As of December 31, 2020, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Fund Name	Institutional	Investor A	Investor P	Class K	Total
Municipal Bond Index	8,707	871	871	8,707	19,156
International Index	—	—	14,420	—	14,420
Small Cap Index	—	—	9,191	—	9,191

As of December 31, 2020, shares owned by BlackRock HoldCo 2, Inc., an affiliate of the Funds, were as follows:

Fund Name	Institutional	Investor A	Class K	Total
Short-Term TIPS Bond Index	5,000	5,000	90,000	100,000

70	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

FUND NOTES TO FINANCIAL STATEMENTS	71

Report of Independent Registered Public Accounting Firm

To the Shareholders of iShares Municipal Bond Index Fund, iShares Short-Term TIPS Bond Index Fund, iShares MSCI EAFE International Index Fund, and iShares Russell 2000 Small-Cap Index Fund and the Board of Directors/Trustees of BlackRock FundsSM and BlackRock Index Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of iShares Municipal Bond Index Fund and iShares Short-Term TIPS Bond Index Fund of BlackRock FundsSM and iShares MSCI EAFE International Index Fund and iShares Russell 2000 Small-Cap Index Fund of BlackRock Index Funds, Inc. (collectively, the “Funds”), including the schedules of investments of iShares Municipal Bond Index Fund, iShares Short-Term TIPS Bond Index Fund, and iShares MSCI EAFE International Index Fund, as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Financial Highlights
iShares Municipal Bond Index Fund	For each of the three years in the period ended December 31, 2020
iShares Short-Term TIPS Bond Index Fund	For each of the four years in the period ended December 31, 2020
iShares MSCI EAFE International Index Fund	For each of the five years in the period ended December 31, 2020
iShares Russell 2000 Small-Cap Index Fund	For each of the five years in the period ended December 31, 2020

The financial highlights of iShares Municipal Bond Index Fund for each of the two years in the period ended December 31, 2017 were audited by other auditors whose report dated February 27, 2018, expressed an unqualified opinion on those financial highlights. The financial highlights of iShares Short-Term TIPS Bond Index Fund for the period from February 16, 2016 (commencement of operations) through December 31, 2016 were audited by other auditors whose report dated February 24, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2021

We have served as the auditor of one or more BlackRock investment companies since 1992.

72	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended December 31, 2020 that qualified for the dividends-received deduction were as follows:

Fund Name	Dividends-Received Deduction
Small Cap Index	57.50%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2020:

Fund Name	Qualified Dividend Income
International Index	$146,152,673
Small Cap Index	20,849,845

The following maximum amounts are hereby designated as qualified business income for individuals for the fiscal year ended December 31, 2020:

Fund Name	Qualified Business Income
Small Cap Index	$4,989,684

For the fiscal year ended December 31, 2020, the Funds intend to pass through to their shareholders foreign source income earned and foreign taxes paid by the underlying funds:

Fund Name	Foreign Source Income Earned	Foreign Taxes Paid
International Index	$136,020,930	$13,137,301

For the fiscal year ended December 31, 2020, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Fund Name	Interest-Related Dividends
Short-Term TIPS Bond Index	$494,639

The Funds hereby designate the following amount of distributions from direct federal obligation interest for the fiscal year ended December 31, 2020:

Fund Name	Federal Obligation Interest
Short-Term TIPS Bond Index	$494,639

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following distribution amounts are hereby designated for the fiscal year ended December 31, 2020:

Fund Name	Short-Term Capital Gain Dividends	20% Rate Long-Term Capital Gain Dividends
Municipal Bond Index	$11,616	$558,912
Small Cap Index	6,205,025	4,166,241

IMPORTANT TAX INFORMATION (UNAUDITED)	73

Series Portfolio Information as of December 31, 2020	Master Small Cap Index Series

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Penn National Gaming, Inc.	1%
Caesars Entertainment, Inc.	1
Plug Power, Inc.	1
Sunrun, Inc.	1
Mirati Therapeutics, Inc.	—	(a)
Darling Ingredients, Inc.	—	(a)
Ultragenyx Pharmaceutical, Inc.	—	(a)
Deckers Outdoor Corp.	—	(a)
II-VI, Inc.	—	(a)
Arrowhead Pharmaceuticals, Inc.	—	(a)

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets
Health Care	21%
Industrials	16
Financials	15
Information Technology	14
Consumer Discretionary	13
Real Estate	6
Materials	4
Consumer Staples	3
Utilities	3
Communication Services	3
Energy	2
Short-Term Securities	8
Liabilities in Excess of Other Assets	(8)

(a)	Rounds to less than 1% of net assets.
(b)

For Master Small Cap Index Series (the “Series ”) compliance purposes, the Series ’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

74	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2020	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Advertising Agencies — 0.3%
Boston Omaha Corp., Class A(a)(b)	17,734	$490,345
Cardlytics, Inc.(a)	40,566	5,791,608
Chimera Investment Corp.	301,649	3,091,902
Emerald Holding, Inc.	45,670	247,531
Fluent, Inc.(a)	71,860	381,577
National CineMedia, Inc.	105,203	391,355
QuinStreet, Inc.(a)	77,814	1,668,332
Viad Corp.	30,340	1,097,398

		13,160,048

Aerospace — 0.9%
AAR Corp.	52,479	1,900,789
Aerojet Rocketdyne Holdings, Inc.(a)	112,088	5,923,851
AeroVironment, Inc.(a)	34,083	2,961,813
Astronics Corp.(a)	38,565	510,215
Colony Capital, Inc.	755,791	3,635,355
Columbia Property Trust, Inc.	184,417	2,644,540
Cubic Corp.	48,624	3,016,633
Ducommun, Inc.(a)	15,716	843,949
Kaman Corp.	44,329	2,532,516
Kratos Defense & Security Solutions, Inc.(a)	190,358	5,221,520
Macerich Co.(b)	232,456	2,480,305
Moog, Inc., Class A	46,542	3,690,780
Triumph Group, Inc.	77,157	969,092

		36,331,358

Agriculture, Fishing & Ranching — 0.4%
Alico, Inc.	8,483	263,143
Andersons, Inc.	47,652	1,167,950
Cadiz, Inc.(a)	33,554	357,350
Calavo Growers, Inc.	26,328	1,827,953
Cal-Maine Foods, Inc.(a)	57,116	2,144,135
Fresh Del Monte Produce, Inc.	46,986	1,130,953
GrowGeneration Corp.(a)(b)	57,864	2,327,290
Limoneira Co.	25,358	422,211
Sanderson Farms, Inc.	31,247	4,130,853

		13,771,838

Air Transport — 0.5%
Air Transport Services Group, Inc.(a)	93,184	2,920,386
Allegiant Travel Co.	20,259	3,833,813
Atlas Air Worldwide Holdings, Inc.(a)	39,792	2,170,256
Hawaiian Holdings, Inc.	71,126	1,258,930
Mesa Air Group, Inc.(a)(b)	48,462	324,211
SkyWest, Inc.	76,985	3,103,265
Spirit Airlines, Inc.(a)	151,828	3,712,195

		17,323,056

Alternative Energy — 0.2%
Ameresco, Inc., Class A(b)	38,700	2,021,688
Green Brick Partners, Inc.	39,560	908,298
Green Plains, Inc.	51,340	676,148
REX American Resources Corp.	8,390	616,413
Sunnova Energy International, Inc.	83,986	3,790,288

		8,012,835

Aluminum — 0.4%
Alcoa Corp.(a)	288,986	6,661,127
Arconic Corp.(a)	154,593	4,606,872

Security	Shares	Value

Aluminum (continued)
Century Aluminum Co.(a)	84,137	$928,031
Kaiser Aluminum Corp.	24,946	2,467,159

		14,663,189

Asset Management & Custodian — 0.9%
Arlington Asset Investment Corp., Class A	61,437	232,232
Artisan Partners Asset Management, Inc., Class A	86,844	4,371,727
Assetmark Financial Holdings, Inc.(a)	27,735	671,187
B. Riley Financial, Inc.	30,730	1,358,881
Brightsphere Investment Group, Inc.	98,143	1,892,197
Cohen & Steers, Inc.	37,899	2,815,896
Cowen, Inc., Class A	41,845	1,087,552
Diamond Hill Investment Group, Inc.	4,531	676,342
Federated Hermes, Inc.	148,035	4,276,731
Focus Financial Partners, Inc., Class A(a)(b)	50,534	2,198,229
GAMCO Investors, Inc., Class A	8,691	154,178
Hamilton Lane, Inc., Class A	49,749	3,882,909
Oppenheimer Holdings, Inc., Class A	12,843	403,655
PJT Partners, Inc., Class A	36,666	2,759,116
Pzena Investment Management, Inc., Class A	31,376	229,045
Sculptor Capital Management, Inc.(a)	26,443	401,934
Silvercrest Asset Management Group, Inc., Class A	13,892	192,960
StepStone Group, Inc., Class A(a)	28,777	1,145,325
Virtus Investment Partners, Inc.	11,538	2,503,746
Waddell & Reed Financial, Inc., Class A	95,835	2,440,917
Westwood Holdings Group, Inc.	13,912	201,724
WisdomTree Investments, Inc.	220,806	1,181,312

		35,077,795

Auto Parts — 1.1%
Adient PLC(a)	138,833	4,827,223
American Axle & Manufacturing Holdings, Inc.(a)(b)	177,034	1,476,464
CarParts.com, Inc.(a)(b)	50,067	620,330
Dana, Inc.	228,429	4,458,934
Dorman Products, Inc.(a)	42,124	3,657,206
Fox Factory Holding Corp.(a)(b)	64,371	6,804,659
Gentherm, Inc.(a)	51,229	3,341,155
Meritor, Inc.(a)(b)	108,587	3,030,663
Standard Motor Products, Inc.	33,040	1,336,798
Stoneridge, Inc.(a)(b)	40,062	1,211,074
Tenneco, Inc., Class A(a)	79,394	841,576
Visteon Corp.(a)	42,858	5,379,536
Workhorse Group, Inc.(a)(b)	149,039	2,947,992
XPEL Inc.(a)	25,474	1,313,440

		41,247,050

Auto Services — 0.2%
Cooper Tire & Rubber Co.	78,947	3,197,353
Goodyear Tire & Rubber Co.	364,581	3,977,579

		7,174,932

Back Office Support, HR & Consulting — 1.4%
ASGN, Inc.(a)	79,046	6,602,712
Barrett Business Services, Inc.	12,227	834,004
BG Staffing, Inc.	16,595	223,866
CBIZ, Inc.(a)	80,930	2,153,547
Conduent, Inc.(a)	266,302	1,278,250
CRA International, Inc.	12,734	648,543
DHI Group, Inc.(a)	84,585	187,779
ExlService Holdings, Inc.(a)	51,032	4,344,354
Forrester Research, Inc.(a)	17,200	720,680
GP Strategies Corp.(a)	20,881	247,649

SERIES SCHEDULE OF INVESTMENTS	75

Schedule of Investments (continued) December 31, 2020	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Back Office Support, HR & Consulting (continued)
Hackett Group, Inc.	41,091	$591,299
Heidrick & Struggles International, Inc.	31,678	930,700
Huron Consulting Group, Inc.(a)	34,108	2,010,667
ICF International, Inc.	29,293	2,177,349
Insperity, Inc.	55,572	4,524,672
Kelly Services, Inc., Class A	47,575	978,618
Kforce, Inc.	31,530	1,327,098
Korn Ferry	81,943	3,564,520
Liquidity Services, Inc.(a)	47,136	749,934
Mastech Digital, Inc.(a)	6,612	105,131
MAXIMUS, Inc.	95,657	7,001,136
NV5 Global, Inc.(a)	16,884	1,330,121
PAE, Inc.(a)	88,677	814,055
PFSweb, Inc.(a)	23,380	157,347
Resources Connection, Inc.	50,964	640,617
ServiceSource International, Inc.(a)	144,672	254,623
StarTek, Inc.(a)	27,578	207,386
Sykes Enterprises, Inc.(a)	60,212	2,268,186
Target Hospitality Corp.(a)	49,812	78,703
TriNet Group, Inc.(a)	63,897	5,150,098
TrueBlue, Inc.(a)(b)	55,371	1,034,884
TTEC Holdings, Inc.	28,845	2,103,666

		55,242,194

Banks: Diversified — 7.5%
1st Constitution Bancorp	15,643	248,254
1st Source Corp.	26,399	1,063,880
ACNB Corp.	13,727	343,175
Allegiance Bancshares, Inc.	31,564	1,077,279
Altabancorp	23,842	665,669
Amalgamated Bank, Class A	23,480	322,615
Ambac Financial Group, Inc.(a)	65,849	1,012,758
Amerant Bancorp, Inc.(a)(b)	37,498	569,970
American National Bankshares, Inc.	18,511	485,173
Ameris Bancorp	102,221	3,891,553
Ames National Corp.	15,056	361,645
Arrow Financial Corp.	23,159	692,686
Atlantic Capital Bancshares, Inc.(a)	27,961	445,139
Atlantic Union Bankshares Corp.	119,818	3,946,805
Auburn National BanCorp., Inc.	3,667	152,877
BancFirst Corp.	28,748	1,687,508
Banco Latinoamericano de Comercio Exterior SA, Class E	51,824	820,374
Bancorp, Inc.(a)	84,819	1,157,779
BancorpSouth Bank	153,195	4,203,671
Bank First Corp.	10,749	696,750
Bank of Commerce Holdings	29,813	295,149
Bank of Marin Bancorp	23,269	799,057
Bank of NT Butterfield & Son Ltd.	81,018	2,524,521
Bank of Princeton	9,690	226,843
Bank7 Corp.	7,304	103,717
Bankwell Financial Group, Inc.	11,527	225,353
Banner Corp.	52,372	2,440,011
Bar Harbor Bankshares	21,850	493,591
Baycom Corp.(a)	18,197	276,048
BCB Bancorp, Inc.	25,937	287,123
Boston Private Financial Holdings, Inc.	123,844	1,046,482
Bridge Bancorp, Inc.	22,961	555,197
Bridgewater Bancshares, Inc.(a)	38,025	474,932
Bryn Mawr Bank Corp.	31,822	973,594
Business First Bancshares, Inc.	28,633	582,968
Byline Bancorp, Inc.	40,250	621,862

Security	Shares	Value

Banks: Diversified (continued)
C&F Financial Corp.	5,703	$211,638
Cadence BanCorp	193,030	3,169,553
California Bancorp, Inc.(a)	10,997	171,113
Cambridge Bancorp	10,129	706,498
Camden National Corp.	23,340	835,105
Capital Bancorp, Inc.(a)	13,728	191,231
Capital City Bank Group, Inc.(b)	23,310	572,960
Capitol Federal Financial, Inc.	207,405	2,592,562
Capstar Financial Holdings, Inc.	25,571	377,172
Carter Bankshares, Inc.	38,700	414,864
Cathay General Bancorp	118,444	3,812,712
CB Financial Services, Inc.	6,377	127,604
CBTX, Inc.	23,931	610,480
Central Pacific Financial Corp.	36,134	686,907
Central Valley Community Bancorp	20,040	298,396
Century Bancorp, Inc., Class A	4,972	384,634
Chemung Financial Corp.	6,300	213,885
ChoiceOne Financial Services, Inc.	10,991	338,633
CIT Group, Inc.	152,804	5,485,664
Citizens & Northern Corp.	21,059	417,811
Citizens Holding Co.	6,395	133,975
City Holding Co.	23,672	1,646,388
Civista Bancshares, Inc.	26,232	459,847
CNB Financial Corp.	25,068	533,698
Coastal Financial Corp.(a)	13,132	275,772
Codorus Valley Bancorp, Inc.	16,462	279,196
Colony Bankcorp, Inc.	13,079	191,607
Columbia Banking System, Inc.	111,572	4,005,435
Columbia Financial, Inc.(a)(b)	74,064	1,152,436
Community Bank System, Inc.	83,908	5,228,307
Community Bankers Trust Corp.	37,382	252,329
Community Financial Corp.	8,247	218,381
Community Trust Bancorp, Inc.	22,638	838,738
ConnectOne Bancorp, Inc.	51,973	1,028,546
County Bancorp, Inc.	6,837	150,961
CrossFirst Bankshares, Inc.(a)	81,388	874,921
Customers Bancorp, Inc.(a)	47,749	868,077
CVB Financial Corp.	204,468	3,987,126
Eagle Bancorp, Inc.	48,181	1,989,875
Eastern Bankshares, Inc.(a)	254,970	4,158,561
Enterprise Bancorp, Inc.	15,238	389,331
Enterprise Financial Services Corp.	32,803	1,146,465
Equity Bancshares, Inc., Class A(a)	20,806	449,202
Esquire Financial Holdings, Inc.(a)	11,357	217,941
Evans Bancorp, Inc.	8,451	232,741
Farmers & Merchants Bancorp, Inc./Archbold	16,838	387,274
Farmers National Banc Corp	45,522	604,077
FB Financial Corp.	50,582	1,756,713
Fidelity D&D Bancorp, Inc.	6,449	415,058
Financial Institutions, Inc.	27,327	614,857
First Bancorp, Inc.	18,201	462,305
First BanCorp, Puerto Rico	341,942	3,152,705
First Bancorp/Southern Pines NC	43,112	1,458,479
First Bancshares, Inc.	34,044	1,051,279
First Bank/Hamilton	28,303	265,482
First Busey Corp.	68,709	1,480,679
First Business Financial Services, Inc.	14,311	263,466
First Choice Bancorp	16,926	312,962
First Commonwealth Financial Corp.	139,403	1,525,069
First Community Bancshares, Inc.	25,204	543,902
First Community Corp.	8,993	152,791
First Financial Bancorp	152,738	2,677,497

76	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2020	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks: Diversified (continued)
First Financial Bankshares, Inc.	204,397	$7,394,061
First Financial Corp.	22,326	867,365
First Foundation, Inc.	58,618	1,172,360
First Guaranty Bancshares, Inc.	8,862	157,478
First Internet Bancorp	14,564	418,569
First Interstate Bancsystem, Inc., Class A	64,208	2,617,760
First Merchants Corp.	81,035	3,031,519
First Mid Bancshares, Inc.	18,135	610,424
First Midwest Bancorp, Inc.	171,475	2,729,882
First Northwest Bancorp	15,452	241,051
First of Long Island Corp.	28,732	512,866
First Savings Financial Group, Inc.	2,711	176,215
First United Corp.	9,750	151,125
First Western Financial, Inc.(a)	8,230	161,061
Flagstar Bancorp, Inc.	74,803	3,048,970
FNCB Bancorp, Inc.	29,402	188,173
Franklin Financial Services Corp.	7,291	197,076
FS Bancorp, Inc.	7,080	387,984
Fulton Financial Corp.	244,647	3,111,910
FVCBankcorp, Inc.(a)(b)	20,792	305,642
German American Bancorp, Inc.	37,608	1,244,449
Glacier Bancorp, Inc.	151,703	6,979,855
Great Western Bancorp, Inc.	87,506	1,828,875
Guaranty Bancshares, Inc.	11,854	355,027
Hancock Whitney Corp.	129,416	4,402,732
Hanmi Financial Corp.	35,695	404,781
HarborOne Bancorp, Inc.(a)	79,912	867,844
Hawthorn Bancshares, Inc.	10,042	219,920
HBT Financial, Inc.	16,051	243,173
Heartland Financial USA, Inc.	53,397	2,155,637
Heritage Commerce Corp.	78,232	693,918
Home BancShares, Inc.	238,848	4,652,759
Hope Bancorp, Inc.	164,675	1,796,604
Horizon Bancorp	70,672	1,120,858
Howard Bancorp, Inc.(a)	20,178	238,302
Independent Bank Corp.	80,941	4,312,047
Independent Bank Group, Inc.	57,942	3,622,534
International Bancshares Corp.	82,155	3,075,883
Investar Holding Corp.	15,819	261,646
Lakeland Bancorp, Inc.	79,441	1,008,901
Lakeland Financial Corp.	38,039	2,038,130
Landmark Bancorp Inc/Manhattan KS	4,609	105,316
LCNB Corp.	20,442	300,293
Level One Bancorp, Inc.	8,912	180,290
Limestone Bancorp, Inc.(a)	7,262	91,211
Live Oak Bancshares, Inc.	44,147	2,095,217
Luther Burbank Corp.	34,229	335,444
Macatawa Bank Corp.	49,646	415,537
Mackinac Financial Corp.	16,516	210,744
MainStreet Bancshares, Inc.(a)	11,835	200,130
Mercantile Bank Corp.	22,520	611,868
Merchants Bancorp	14,596	403,287
Meridian Bank/Malvern PA	7,428	154,502
Metrocity Bankshares, Inc.	31,082	448,202
Metropolitan Bank Holding Corp.(a)	12,582	456,349
Mid Penn Bancorp, Inc.	11,675	255,683
Middlefield Banc Corp.	8,687	195,458
Midland States Bancorp, Inc.	26,203	468,248
MVB Financial Corp.	16,436	372,768
National Bank Holdings Corp., Class A	48,196	1,578,901
National Bankshares, Inc.	10,664	333,890
NBT Bancorp, Inc.	65,310	2,096,451
Nicolet Bankshares, Inc.(a)	15,064	999,496

Security	Shares	Value

Banks: Diversified (continued)
Northeast Bank(a)	11,696	$263,394
Northrim BanCorp, Inc.	11,374	386,147
Norwood Financial Corp.	9,898	259,031
Oak Valley Bancorp	11,873	197,329
OFG Bancorp	75,065	1,391,705
Ohio Valley Banc Corp.	7,057	166,545
Old National Bancorp	254,364	4,212,268
Old Second Bancorp, Inc.	52,681	532,078
OP Bancorp	23,528	181,166
Origin Bancorp, Inc.	35,563	987,585
Orrstown Financial Services, Inc.	17,730	293,432
Pacific Premier Bancorp, Inc.	121,865	3,818,030
Park National Corp.	22,947	2,409,664
Parke Bancorp, Inc.	17,346	270,598
PCB Bancorp	21,468	217,041
PCSB Financial Corp.	26,941	429,440
Peapack Gladstone Financial Corp.	25,211	573,802
Penns Woods Bancorp, Inc.	12,286	319,559
Peoples Bancorp of North Carolina, Inc.	7,687	176,955
Peoples Bancorp, Inc.	29,512	799,480
Peoples Financial Services Corp.	11,728	431,121
Pioneer Bancorp, Inc.(a)(b)	20,117	212,637
Preferred Bank	18,147	915,879
Premier Financial Bancorp, Inc.	22,297	296,327
Professional Holding Corp., Class A(a)	14,295	220,572
Provident Financial Services, Inc.	114,549	2,057,300
QCR Holdings, Inc.	20,451	809,655
RBB Bancorp	28,518	438,607
Red River Bancshares, Inc.(b)	8,570	424,643
Reliant Bancorp, Inc.	25,198	469,187
Renasant Corp.	83,410	2,809,249
Republic Bancorp, Inc., Class A	16,978	612,396
Republic First Bancorp, Inc.(a)(b)	77,302	220,311
S&T Bancorp, Inc.	56,203	1,396,083
Salisbury Bancorp, Inc.	3,726	138,868
Sandy Spring Bancorp, Inc.	67,948	2,187,246
SB Financial Group, Inc.	10,278	187,882
Seacoast Banking Corp. of Florida(a)	76,349	2,248,478
Select Bancorp, Inc.(a)	33,126	313,703
ServisFirst Bancshares, Inc.	78,309	3,155,070
Shore Bancshares, Inc.	22,172	323,711
Sierra Bancorp	25,114	600,727
Silvergate Capital Corp., Class A(a)	25,471	1,892,750
Simmons First National Corp., Class A	173,027	3,735,653
SmartFinancial, Inc.	21,356	387,398
South Plains Financial, Inc.	19,026	360,543
South State Corp.	109,251	7,898,847
Southern First Bancshares, Inc.(a)	12,735	450,182
Southern National Bancorp of Virginia, Inc.	35,408	428,791
Southside Bancshares, Inc.	48,411	1,502,193
Spirit of Texas Bancshares, Inc.	23,127	388,534
Standard AVB Financial Corp.	4,967	161,875
Stock Yards Bancorp, Inc.	30,556	1,236,907
Summit Financial Group, Inc.	19,115	422,059
Texas Capital Bancshares, Inc.(a)	79,717	4,743,161
Tompkins Financial Corp.	23,070	1,628,742
TowneBank	101,527	2,383,854
Trico Bancshares	39,683	1,400,016
TriState Capital Holdings, Inc.(a)	39,681	690,449
Triumph Bancorp, Inc.(a)	34,915	1,695,123
TrustCo Bank Corp. NY	153,275	1,022,344
Trustmark Corp.	97,394	2,659,830
UMB Financial Corp.	68,670	4,737,543

SERIES SCHEDULE OF INVESTMENTS	77

Schedule of Investments (continued) December 31, 2020	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks: Diversified (continued)
United Bankshares, Inc.	192,297	$6,230,423
United Community Banks, Inc.	118,261	3,363,343
United Security Bancshares	24,184	170,497
Unity Bancorp, Inc.	13,223	232,064
Univest Financial Corp.	33,470	688,813
Valley National Bancorp	623,397	6,078,121
Veritex Holdings, Inc.	71,024	1,822,476
Washington Trust Bancorp, Inc.	28,235	1,264,928
WesBanco, Inc.	104,149	3,120,304
West BanCorp., Inc.	28,851	556,824
Westamerica BanCorp	40,498	2,239,134

		290,489,154

Banks: Savings, Thrift & Mortgage Lending — 1.1%
Axos Financial, Inc.(a)	89,522	3,359,761
Banc of California, Inc.	69,137	1,017,005
BankFinancial Corp.	23,860	209,491
BankUnited, Inc.	144,233	5,016,424
Berkshire Hills Bancorp, Inc.	66,841	1,144,318
Brookline Bancorp, Inc.	112,560	1,355,222
Dime Community Bancshares, Inc.	47,571	750,195
Eagle Bancorp Montana, Inc.	7,091	150,471
ESSA Bancorp, Inc.	15,567	233,505
First Capital, Inc.	5,565	337,016
Flushing Financial Corp.	46,316	770,698
Great Southern Bancorp, Inc.	14,826	724,991
Greene County Bancorp, Inc.	5,855	149,244
Heritage Financial Corp.	54,675	1,278,848
Hingham Institution for Savings	2,361	509,976
Home Bancorp, Inc.	13,473	377,109
HomeStreet, Inc.	28,659	967,241
Investors Bancorp, Inc.	350,649	3,702,854
Kearny Financial Corp.	120,574	1,273,261
Ladder Capital Corp.	165,865	1,622,160
Meridian Bancorp, Inc.	64,058	955,105
Northfield Bancorp, Inc.	74,887	923,357
Northwest Bancshares, Inc.	184,801	2,354,365
OceanFirst Financial Corp.	89,578	1,668,838
Oconee Federal Financial Corp.	2,178	55,103
Ponce de Leon Federal Bank(a)	14,188	149,116
Premier Financial Corp.	56,239	1,293,497
Provident Bancorp, Inc.	16,241	194,892
Provident Financial Holdings, Inc.	10,685	167,861
Prudential Bancorp, Inc.	14,298	198,027
Richmond Mutual BanCorp., Inc.	23,457	320,423
Riverview Bancorp, Inc.	37,996	199,859
Southern Missouri Bancorp, Inc.	13,207	402,021
Sterling Bancorp, Inc.	27,375	124,283
Territorial Bancorp, Inc.	13,705	329,331
Timberland Bancorp, Inc.	12,693	307,932
Washington Federal, Inc.	116,970	3,010,808
Waterstone Financial, Inc.	35,350	665,287
Western New England Bancorp, Inc.	40,665	280,182
WSFS Financial Corp.	77,176	3,463,659

		42,013,736

Beverage: Soft Drinks — 0.3%
Celsius Holdings, Inc.(a)	54,457	2,739,732
Coca-Cola Consolidated, Inc.	7,507	1,998,889
Farmer Bros Co.(a)	27,036	126,258

Security	Shares	Value

Beverage: Soft Drinks (continued)
National Beverage Corp.	18,695	$1,587,206
NewAge, Inc.(a)	161,699	425,268
Primo Water Corp.	246,350	3,862,768

		10,740,121

Biotechnology — 10.7%
89bio, Inc.	10,297	250,938
ADMA Biologics, Inc.(b)	96,552	188,276
Aduro Biotech, Inc.(c)	21,953	65,859
Adverum Biotechnologies, Inc.	141,235	1,530,987
Aeglea BioTherapeutics, Inc.	71,346	561,493
Affimed NV	127,442	741,712
Agenus, Inc.	253,041	804,670
Akebia Therapeutics, Inc.	220,379	617,061
Akero Therapeutics, Inc.	21,950	566,310
Akouos, Inc.	23,255	461,147
Albireo Pharma, Inc.(b)	25,915	972,072
Alector, Inc.	69,982	1,058,828
Aligos Therapeutics, Inc.(b)	14,859	410,851
Allakos, Inc.	40,935	5,730,900
Allogene Therapeutics, Inc.(b)	84,427	2,130,937
Allovir, Inc.	28,786	1,106,534
ALX Oncology Holdings, Inc.	15,484	1,334,721
Amicus Therapeutics, Inc.	401,156	9,262,692
AnaptysBio, Inc.	32,273	693,869
Anavex Life Sciences Corp.	83,458	450,673
ANI Pharmaceuticals, Inc.	15,228	442,221
Annexon, Inc.	23,618	591,159
Apellis Pharmaceuticals, Inc.	94,330	5,395,676
Applied Genetic Technologies Corp.	39,479	161,469
Applied Molecular Transport, Inc.(b)	20,116	618,969
Applied Therapeutics, Inc.	22,529	495,863
Aprea Therapeutics, Inc.(b)	12,141	59,734
Aptinyx, Inc.	40,764	141,043
Aravive, Inc.	20,451	115,344
Arcturus Therapeutics Holdings, Inc.(b)	34,372	1,491,057
Arcus Biosciences, Inc.	68,058	1,766,786
Arcutis Biotherapeutics, Inc.	33,061	930,006
Ardelyx, Inc.	123,356	798,113
Arena Pharmaceuticals, Inc.	91,387	7,021,263
Arvinas, Inc.	47,119	4,001,817
Assembly Biosciences, Inc.(b)	51,988	314,527
Atara Biotherapeutics, Inc.	118,161	2,319,500
Athenex, Inc.(b)	111,544	1,233,677
Athersys, Inc.(b)	292,865	512,514
Atreca, Inc., Class A	45,165	729,415
AVEO Pharmaceuticals, Inc.	38,519	222,255
Avid Bioservices, Inc.	93,919	1,083,825
Avidity Biosciences, Inc.(b)	27,035	689,933
Avrobio, Inc.	52,376	730,121
Axcella Health, Inc.	12,271	63,686
Beam Therapeutics, Inc.(b)	62,367	5,091,642
Bellerophon Therapeutics, Inc.	6,417	42,801
Beyondspring, Inc.	21,320	260,104
BioCryst Pharmaceuticals, Inc.	272,886	2,033,001
BioDelivery Sciences International, Inc.	151,131	634,750
Biohaven Pharmaceutical Holding Co. Ltd.(b)	75,829	6,499,304
BioTelemetry, Inc.(b)	51,848	3,737,204
Bioxcel Therapeutics, Inc.	19,754	912,635
Black Diamond Therapeutics, Inc.	29,279	938,392

78	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2020	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Blueprint Medicines Corp.	86,413	$9,691,218
BrainStorm Cell Therapeutics, Inc.	44,535	201,521
Bridgebio Pharma, Inc.(b)	114,859	8,167,623
C4 Therapeutics, Inc.	16,047	531,637
Cabaletta Bio Inc.	21,359	266,560
Calithera Biosciences, Inc.	112,344	551,609
Calyxt, Inc.	16,435	69,356
CASI Pharmaceuticals, Inc.	81,289	239,803
Castle Biosciences, Inc.	19,163	1,286,795
Catabasis Pharmaceuticals, Inc.(b)	30,400	65,056
Catalyst Biosciences, Inc.	29,498	186,132
Catalyst Pharmaceuticals, Inc.	161,476	539,330
Cellular Biomedicine Group, Inc.	20,306	373,224
CEL-SCI Corp.(b)	55,169	643,271
Champions Oncology, Inc.	10,748	115,971
Checkmate Pharmaceuticals, Inc.	8,286	120,893
Checkpoint Therapeutics, Inc.(b)	78,344	207,612
ChemoCentryx, Inc.	77,829	4,819,172
Chiasma, Inc.	80,034	348,148
Chinook Therapeutics, Inc.	21,953	348,175
Cidara Therapeutics, Inc.	54,478	108,956
Clovis Oncology, Inc.(b)	135,443	650,126
Codexis, Inc.	82,540	1,801,848
Codiak Biosciences, Inc.	7,356	237,599
Cohbar, Inc.	36,941	49,501
Coherus Biosciences, Inc.	92,830	1,613,385
Collegium Pharmaceutical, Inc.	52,060	1,042,762
Constellation Pharmaceuticals, Inc.	49,979	1,439,395
Contra GTX, Inc.(b)(c)	944	1,935
ContraFect Corp.(b)	40,527	204,661
Corbus Pharmaceuticals Holdings, Inc.	110,272	137,840
Cortexyme, Inc.	24,234	673,221
Crinetics Pharmaceuticals, Inc.	45,504	642,061
Cue Biopharma, Inc.	46,824	585,768
Cyclerion Therapeutics, Inc.(b)	38,797	118,719
Cymabay Therapeutics, Inc.	113,508	651,536
Cytokinetics, Inc.	102,559	2,131,176
CytomX Therapeutics, Inc.	75,561	494,925
CytoSorbents Corp.	70,041	558,227
Deciphera Pharmaceuticals, Inc.	58,632	3,346,128
Denali Therapeutics, Inc.	98,038	8,211,663
Dyadic International, Inc.	32,232	173,408
Dynavax Technologies Corp.(b)	171,815	764,577
Dyne Therapeutics, Inc.	20,763	436,023
Editas Medicine, Inc.	97,259	6,818,828
Eidos Therapeutics, Inc.	17,054	2,243,965
Eiger Biopharmaceuticals, Inc.	39,406	484,300
Emergent Biosolutions, Inc.	70,518	6,318,413
Enochian Biosciences, Inc.	26,154	77,154
Enzo Biochem, Inc.	72,225	182,007
Epizyme, Inc.	143,491	1,558,312
Evelo Biosciences, Inc.(b)	33,285	402,416
Evofem Biosciences, Inc.	122,743	295,811
Exicure, Inc.	97,371	172,347
Fate Therapeutics, Inc.	111,634	10,150,880
Fennec Pharmaceuticals, Inc.	35,740	266,263
FibroGen, Inc.(b)	131,693	4,884,493
Five Prime Therapeutics, Inc.	46,983	799,181
Foghorn Therapeutics, Inc.	10,411	211,031
Forma Therapeutics Holdings, Inc.	26,093	910,646
Fortress Biotech, Inc.	95,910	304,035
Frequency Therapeutics, Inc.	38,259	1,349,012
Fulcrum Therapeutics, Inc.	20,859	244,259

Security	Shares	Value

Biotechnology (continued)
G1 Therapeutics, Inc.	52,000	$935,480
Galera Therapeutics, Inc.	14,122	144,468
Generation Bio Co.(b)	19,709	558,750
GenMark Diagnostics, Inc.	106,082	1,548,797
Genprex, Inc.(b)	48,173	199,918
Geron Corp.(b)	461,532	733,836
GlycoMimetics, Inc.	55,407	208,330
Gossamer Bio, Inc.(b)	91,863	888,315
Gritstone Oncology, Inc.	51,045	201,117
Halozyme Therapeutics, Inc.	207,626	8,867,706
Harpoon Therapeutics, Inc.	17,790	295,492
Harvard Bioscience, Inc.	61,301	262,981
Heron Therapeutics, Inc.(b)	134,384	2,844,237
Homology Medicines, Inc.	57,485	649,006
Hookipa Pharma, Inc.(b)	22,901	253,972
iBio, Inc.(b)	239,918	251,914
Ideaya Biosciences, Inc.	27,834	389,676
IGM Biosciences, Inc.(b)	10,670	942,054
IMARA, Inc.	8,327	183,610
Immunic, Inc.	6,185	94,569
ImmunoGen, Inc.	284,603	1,835,689
Immunovant, Inc.	58,435	2,699,113
Inhibrx, Inc.	11,579	381,760
Inovio Pharmaceuticals, Inc.(b)	244,764	2,166,161
Inozyme Pharma, Inc.	12,686	261,839
Insmed, Inc.	159,454	5,308,224
Intellia Therapeutics, Inc.	78,474	4,268,986
Intercept Pharmaceuticals, Inc.(b)	41,717	1,030,410
Invitae Corp.	179,971	7,524,588
iTeos Therapeutics, Inc.(b)	17,163	580,453
IVERIC bio, Inc.	128,640	888,902
Jounce Therapeutics, Inc.	29,247	204,729
Kadmon Holdings, Inc.(b)	269,915	1,120,147
Kala Pharmaceuticals, Inc.(b)	66,836	453,148
Kaleido Biosciences, Inc.(b)	24,435	222,359
KalVista Pharmaceuticals, Inc.(b)	20,947	397,784
Karuna Therapeutics, Inc.	24,685	2,507,749
Karyopharm Therapeutics, Inc.(b)	112,747	1,745,324
Keros Therapeutics, Inc.	20,230	1,427,024
Kezar Life Sciences, Inc.	45,133	235,594
Kindred Biosciences, Inc.	62,160	267,910
Kiniksa Pharmaceuticals Ltd., Class A(b)	43,122	761,966
Kodiak Sciences, Inc.	50,117	7,362,688
Kronos Bio, Inc.	22,149	661,591
Krystal Biotech, Inc.	20,388	1,223,280
Kura Oncology, Inc.	96,286	3,144,701
Kymera Therapeutics, Inc.	15,511	961,682
Lexicon Pharmaceuticals, Inc.(b)	67,629	231,291
Ligand Pharmaceuticals, Inc.(b)	22,172	2,205,005
LogicBio Therapeutics, Inc.	21,456	163,709
Lyra Therapeutics, Inc.	7,448	84,907
MacroGenics, Inc.	86,049	1,967,080
Madrigal Pharmaceuticals, Inc.	13,354	1,484,564
Magenta Therapeutics, Inc.	32,370	253,781
MannKind Corp.	359,026	1,123,751
Marinus Pharmaceuticals, Inc.(b)	42,147	514,193
Marker Therapeutics, Inc.(b)	45,421	65,860
MediciNova, Inc.(b)	69,665	366,438
MeiraGTx Holdings PLC	34,888	528,204
Mersana Therapeutics, Inc.	82,481	2,194,819
Minerva Neurosciences, Inc.	50,133	117,311
Mirati Therapeutics, Inc.	66,884	14,690,402
Mirum Pharmaceuticals, Inc.	8,546	149,213

SERIES SCHEDULE OF INVESTMENTS	79

Schedule of Investments (continued) December 31, 2020	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Molecular Templates, Inc.	40,936	$384,389
Morphic Holding, Inc.(b)	23,138	776,280
Mustang Bio, Inc.	51,990	196,782
Myriad Genetics, Inc.	113,531	2,245,076
NantKwest, Inc.(b)	48,556	647,251
Natera, Inc.	118,011	11,744,455
Neoleukin Therapeutics, Inc.(b)	49,979	704,704
NeuBase Therapeutics, Inc.	29,154	203,786
NeuroBo Pharmaceuticals, Inc.	7,183	37,711
NextCure, Inc.(b)	28,021	305,429
NGM Biopharmaceuticals, Inc.	35,905	1,087,742
Nkarta, Inc.	26,288	1,615,923
Novavax, Inc.(b)	96,359	10,744,992
Nurix Therapeutics Inc.	17,868	587,500
Nymox Pharmaceutical Corp.	64,230	159,290
Odonate Therapeutics, Inc.(b)	22,060	423,552
Omeros Corp.(b)	96,132	1,373,246
Oncocyte Corp.	72,553	173,402
Oncorus, Inc.	9,420	304,549
OPKO Health, Inc.(b)	622,124	2,457,390
Orgenesis, Inc.	29,067	130,802
ORIC Pharmaceuticals, Inc.	34,132	1,155,368
Ovid therapeutics, Inc.	72,293	166,997
Oyster Point Pharma, Inc.(b)	9,415	177,190
Pacific Biosciences of California, Inc.	275,637	7,150,024
Pandion Therapeutics, Inc.	11,565	171,740
Passage Bio, Inc.(b)	38,032	972,478
Personalis, Inc.	38,399	1,405,787
PhaseBio Pharmaceuticals, Inc.	23,083	77,559
Phathom Pharmaceuticals, Inc.	18,048	599,555
Pieris Pharmaceuticals, Inc.	75,974	189,935
PMV Pharmaceuticals, Inc.	20,894	1,285,190
Poseida Therapeutics, Inc.	21,109	231,566
Praxis Precision Medicines, Inc.	16,902	929,948
Precigen, Inc.	109,623	1,118,155
Precision BioSciences, Inc.	77,623	647,376
Prelude Therapeutics, Inc.	14,169	1,013,792
Prevail Therapeutics, Inc.	23,398	539,792
Protagonist Therapeutics, Inc.	49,245	992,779
Protara Therapeutics Inc.	3,291	79,675
Prothena Corp. PLC	45,740	549,337
Provention Bio Inc.(b)	77,772	1,317,458
PTC Therapeutics, Inc.(b)	96,719	5,902,761
Pulse Biosciences, Inc.(b)	24,575	586,360
Puma Biotechnology, Inc.	51,383	527,190
RadNet, Inc.	70,580	1,381,251
Rapt Therapeutics, Inc.	18,426	363,914
Recro Pharma, Inc.	33,317	94,953
REGENXBIO, Inc.	54,613	2,477,246
Relay Therapeutics, Inc.	50,402	2,094,707
Relmada Therapeutics, Inc.	23,741	761,374
Replimune Group, Inc.	36,835	1,405,255
Revolution Medicines, Inc.	60,156	2,381,576
Rhythm Pharmaceuticals, Inc.	53,671	1,595,639
Rigel Pharmaceuticals, Inc.	280,558	981,953
Rocket Pharmaceuticals, Inc.(b)	54,081	2,965,802
Rockwell Medical, Inc.	110,669	111,776
Rubius Therapeutics, Inc.(b)	57,590	437,108
Sangamo Therapeutics, Inc.(b)	177,351	2,767,562
Satsuma Pharmaceuticals, Inc.	15,447	71,211
Savara, Inc.	79,628	91,572
Scholar Rock Holding Corp.	39,431	1,913,586

Security	Shares	Value

Biotechnology (continued)
Selecta Biosciences, Inc.(b)	114,510	$346,965
Seres Therapeutics, Inc.	82,860	2,030,070
Shattuck Labs, Inc.	19,926	1,044,322
Soleno Therapeutics, Inc.(b)	105,332	203,291
Solid Biosciences, Inc.	42,983	325,811
Sorrento Therapeutics, Inc.(b)	386,620	2,638,681
Spero Therapeutics, Inc.(b)	32,911	638,144
SpringWorks Therapeutics, Inc.(b)	37,483	2,718,267
Spruce Biosciences, Inc.	9,625	233,984
SQZ Biotechnologies Co.(b)	6,158	178,459
Stoke Therapeutics, Inc.(b)	18,800	1,164,284
Strongbridge Biopharma PLC	59,034	143,453
Sutro Biopharma, Inc.	41,653	904,287
Syros Pharmaceuticals, Inc.	70,232	762,017
Taysha Gene Therapies, Inc.(b)	12,033	319,356
TCR2 Therapeutics, Inc.	40,879	1,264,387
Translate Bio, Inc.	106,346	1,959,957
Travere Therapeutics, Inc.	79,309	2,161,567
Tricida, Inc.(b)	47,941	337,984
Turning Point Therapeutics, Inc.(b)	58,312	7,105,317
Twist Bioscience Corp.	51,617	7,292,966
Tyme Technologies, Inc.	98,792	120,526
UNITY Biotechnology, Inc.(b)	55,684	291,784
UroGen Pharma Ltd.(b)	32,228	580,749
Vanda Pharmaceuticals, Inc.	87,156	1,145,230
Vaxart, Inc.(b)	87,606	500,230
Vaxcyte, Inc.	29,541	784,904
VBI Vaccines, Inc.(b)	293,388	806,817
Veracyte, Inc.	90,084	4,408,711
Verastem, Inc.(b)	276,767	589,514
Vericel Corp.	69,408	2,143,319
Verrica Pharmaceuticals, Inc.(b)	21,272	244,841
Viela Bio, Inc.(b)	33,385	1,200,858
Viking Therapeutics, Inc.(b)	108,147	608,868
Vir Biotechnology, Inc.(b)	83,697	2,241,406
VYNE Therapeutics, Inc.(b)	238,882	377,434
X4 Pharmaceuticals, Inc.	25,656	164,968
XBiotech, Inc.(b)	21,897	342,688
Xencor, Inc.	86,095	3,756,325
Xeris Pharmaceuticals, Inc.	67,887	334,004
XOMA Corp.	9,810	432,915
Y-mAbs Therapeutics, Inc.	48,317	2,392,175
Zentalis Pharmaceuticals, Inc.	44,679	2,320,627
ZIOPHARM Oncology, Inc.(b)	305,452	769,739

		416,101,741

Building Materials — 1.0%
Alpha Pro Tech Ltd.(a)(b)	20,653	230,281
Aspen Aerogels, Inc.(a)	34,052	568,328
Builders FirstSource, Inc.(a)(b)	178,234	7,273,730
Caesarstone Ltd.	37,682	485,721
Cornerstone Building Brands, Inc.(a)	65,004	603,237
Gibraltar Industries, Inc.(a)	51,301	3,690,594
Griffon Corp.	68,291	1,391,771
Louisiana-Pacific Corp.	171,050	6,357,929
LSI Industries, Inc.	42,583	364,510
Masonite International Corp.(a)	38,402	3,776,453
Patrick Industries, Inc.	34,792	2,378,033
PGT Innovations, Inc.(a)	92,519	1,881,836
Quanex Building Products Corp.	49,020	1,086,773

80	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2020	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Building Materials (continued)
Simpson Manufacturing Co., Inc.	67,785	$6,334,508
Summit Materials, Inc., Class A(a)	180,055	3,615,504

		40,039,208

Building: Climate Control — 0.2%
AAON, Inc.(b)	65,202	4,344,409
Comfort Systems USA, Inc.	56,320	2,965,811

		7,310,220

Building: Roofing, Wallboard & Plumbing — 0.2%
Beacon Roofing Supply, Inc.	85,325	3,429,212
Forterra, Inc.	42,738	734,880
Foundation Building Materials, Inc.	34,225	657,462
JELD-WEN Holding, Inc.	102,395	2,596,737

		7,418,291

Cable Television Services — 0.2%
AMC Networks, Inc., Class A	43,565	1,558,320
Liberty Latin America Ltd., Class A	75,722	842,786
Liberty Latin America Ltd., Class C(b)	231,271	2,564,795
WideOpenWest, Inc.	86,622	924,257

		5,890,158

Casinos & Gambling — 1.4%
Accel Entertainment, Inc.(a)	74,397	751,410
Boyd Gaming Corp.	128,636	5,521,057
Caesars Entertainment, Inc.(a)	281,225	20,886,581
Century Casinos, Inc.(a)	44,745	285,920
International Game Technology PLC	150,819	2,554,874
Monarch Casino & Resort, Inc.(a)	19,195	1,175,118
Penn National Gaming, Inc.(a)(b)	243,352	21,018,312
Scientific Games Corp., Class A(a)	90,166	3,740,987

		55,934,259

Cement — 0.0%
Concrete Pumping Holdings, Inc.	40,542	155,276
US Concrete, Inc.	23,820	952,085

		1,107,361

Chemicals: Diversified — 0.6%
AdvanSix, Inc.(a)	40,837	816,332
AgroFresh Solutions, Inc.(a)	48,994	111,216
American Vanguard Corp.	48,046	745,674
Avient Corp.	140,094	5,642,986
CSW Industrials, Inc.	21,055	2,356,265
GCP Applied Technologies, Inc.(a)	75,127	1,776,754
Hawkins, Inc.	15,510	811,328
Ingevity Corp.(a)	65,516	4,961,527
Landec Corp.(a)	42,588	462,080
Marrone Bio Innovations, Inc.(a)	130,581	163,226
Rayonier Advanced Materials, Inc.(a)	91,699	597,877
Sensient Technologies Corp.	65,700	4,846,689

		23,291,954

Chemicals: Specialty — 0.8%
Advanced Emissions Solutions, Inc.	27,259	149,924
Amyris, Inc.(a)(b)	169,249	1,045,113
Balchem Corp.	50,057	5,767,568
FutureFuel Corp.	42,590	540,893
Innospec, Inc.	37,406	3,393,846
Kraton Corp.(a)	48,786	1,355,763
Livent Corp.(a)	229,371	4,321,350
Orion Engineered Carbons SA	94,221	1,614,948
Park Aerospace Corp.	31,735	425,566
PQ Group Holdings, Inc.	64,387	918,159
Quaker Chemical Corp.(b)	20,742	5,255,815

Security	Shares	Value

Chemicals: Specialty (continued)
Stepan Co.	33,359	$3,980,396
Tronox Holdings PLC, Class A(a)	143,313	2,095,236

		30,864,577

Coal — 0.1%
Arch Resources, Inc.	22,776	996,905
CONSOL Energy, Inc.(a)(b)	43,544	313,952
Peabody Energy Corp.(a)	109,233	263,252
Warrior Met Coal, Inc.	82,221	1,752,952

		3,327,061

Commercial Banks — 0.0%
HomeTrust Bancshares, Inc.	26,468	511,097

Commercial Finance & Mortgage Companies — 0.3%
Federal Agricultural Mortgage Corp., Class C	13,666	1,014,700
Meta Financial Group, Inc.	51,991	1,900,791
MMA Capital Holdings, Inc.(a)	7,816	192,274
PennyMac Financial Services, Inc.	67,317	4,417,342
RE/MAX Holdings, Inc., Class A	26,672	968,994
Security National Financial Corp., Class A(a)	10,244	85,537
Walker & Dunlop, Inc.	44,641	4,107,865

		12,687,503

Commercial Services & Supplies — 0.1%
Collectors Universe, Inc.	13,864	1,045,346
Information Services Group, Inc.(a)	60,206	197,476
National Research Corp.	22,479	960,977

		2,203,799

Commercial Services: Rental & Leasing — 0.8%
CAI International, Inc.	27,241	851,009
GATX Corp.	55,019	4,576,480
GMS, Inc.(a)	66,612	2,030,334
H&E Equipment Services, Inc.	50,071	1,492,617
Herc Holdings, Inc.(a)	38,630	2,565,418
Marlin Business Services Corp.	15,333	187,676
McGrath RentCorp	35,756	2,399,228
Nesco Holdings, Inc.(a)	20,536	151,350
NOW, Inc.(a)	172,388	1,237,746
Rush Enterprises, Inc., Class B	10,246	388,221
SiteOne Landscape Supply, Inc.(a)	68,770	10,908,985
Triton International Ltd.	95,759	4,645,269
Willis Lease Finance Corp.(a)	4,940	150,472

		31,584,805

Commercial Vehicles & Parts — 0.3%
Blue Bird Corp.(a)	25,232	460,736
Cooper-Standard Holdings, Inc.(a)	25,764	893,238
Miller Industries, Inc.	18,496	703,218
Modine Manufacturing Co.(a)	74,031	929,829
Motorcar Parts of America, Inc.(a)	30,641	601,177
Navistar International Corp.(a)	78,990	3,472,400
REV Group, Inc.	47,942	422,369
Rush Enterprises, Inc., Class A	63,947	2,648,685
Shyft Group, Inc.(b)	51,976	1,475,079
Wabash National Corp.	86,230	1,485,743

		13,092,474

Communications Technology — 0.9%
ADTRAN, Inc.	72,278	1,067,546
Anterix, Inc.(a)(b)	17,620	662,512
Avaya Holdings Corp.(a)(b)	128,690	2,464,413
Bandwidth, Inc., Class A(a)(b)	30,319	4,659,121
Bel Fuse, Inc., Class B	16,293	244,884
Calix, Inc.(a)	82,578	2,457,521

SERIES SCHEDULE OF INVESTMENTS	81

Schedule of Investments (continued) December 31, 2020	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Communications Technology (continued)
Casa Systems, Inc.(a)	58,151	$358,792
Comtech Telecommunications Corp.	39,839	824,269
Digi International, Inc.(a)	42,268	798,865
DZS, Inc.(a)(b)	20,745	320,925
Extreme Networks, Inc.(a)	195,755	1,348,752
Genasys, Inc.(a)(b)	53,894	351,389
GSI Technology, Inc.(a)	26,370	195,138
Harmonic, Inc.(a)	141,935	1,048,900
Infinera Corp.(a)	253,959	2,661,490
Inseego Corp.(a)(b)	107,503	1,663,071
InterDigital, Inc.	47,738	2,896,742
KVH Industries, Inc.(a)	27,118	307,789
Loral Space & Communications, Inc.	21,490	451,075
Maxar Technologies, Inc.	96,372	3,718,995
NeoPhotonics Corp.(a)(b)	82,018	745,544
NETGEAR, Inc.(a)(b)	47,313	1,922,327
Ooma, Inc.(a)	35,826	515,894
PCTEL, Inc.(a)	29,322	192,646
Plantronics, Inc.	52,742	1,425,616
Powerfleet, Inc.(a)	44,876	333,429
Resonant, Inc.(a)(b)	83,461	221,172
Ribbon Communications, Inc.(a)	116,039	761,216
Seachange International, Inc.(a)	38,951	54,531
Telenav, Inc.(a)	57,408	269,818

		34,944,382

Computer Services Software & Systems — 7.4%
A10 Networks, Inc.(a)	89,959	886,996
ACI Worldwide, Inc.(a)	177,913	6,837,197
Akerna Corp.(a)	15,535	50,333
Alarm.com Holdings, Inc.(a)	74,320	7,688,404
Altair Engineering, Inc., Class A(a)(b)	68,374	3,977,999
American Software, Inc., Class A	50,028	858,981
Appfolio, Inc., Class A(a)	25,997	4,680,500
Appian Corp.(a)(b)	55,653	9,020,795
Asure Software, Inc.(a)	16,639	118,137
Avid Technology, Inc.(a)(b)	46,891	744,160
Benefitfocus, Inc.(a)	50,011	724,159
Blackbaud, Inc.	77,869	4,482,140
Blackline, Inc.(a)	79,835	10,648,392
Blucora, Inc.(a)	71,424	1,136,356
Bottomline Technologies DE, Inc.(a)	68,206	3,597,184
Box, Inc., Class A(a)	218,461	3,943,221
Brightcove, Inc.(a)	60,050	1,104,920
Cargurus, Inc.(a)(b)	135,253	4,291,578
Cerence, Inc.(a)(b)	57,059	5,733,288
Cloudera, Inc.(a)(b)	322,104	4,480,467
CommVault Systems, Inc.(a)	66,221	3,666,657
ComScore, Inc.(a)(b)	102,177	254,421
Cornerstone OnDemand, Inc.(a)	95,435	4,202,957
Covetrus, Inc.(a)	179,487	5,158,456
CSG Systems International, Inc.	49,920	2,249,894
Digimarc Corp.(a)(b)	17,861	843,754
Digital Turbine, Inc.(a)	130,644	7,389,225
Domo, Inc., Class B(a)	40,854	2,605,260
Ebix, Inc.	41,468	1,574,540
Endurance International Group Holdings, Inc.(a)	106,517	1,006,586
Envestnet, Inc.(a)(b)	82,963	6,827,025
ePlus, Inc.(a)	21,006	1,847,478
Eventbrite, Inc., Class A(a)(b)	100,393	1,817,113
EverQuote, Inc., Class A(a)	21,133	789,318
Evolent Health, Inc., Class A(a)	121,467	1,947,116

Security	Shares	Value

Computer Services Software & Systems (continued)
GAN Ltd.(a)	35,836	$726,754
Grid Dynamics Holdings, Inc.(a)	36,599	461,147
Groupon, Inc.(a)	35,058	1,332,029
GTY Technology Holdings, Inc.(a)	67,891	351,675
Inovalon Holdings, Inc., Class A(a)	115,919	2,106,248
Intelligent Systems Corp.(a)	11,424	458,217
Limelight Networks, Inc.(a)	197,194	786,804
LivePerson, Inc.(a)(b)	97,430	6,063,069
LiveRamp Holdings, Inc.(a)	99,594	7,289,285
Magnite, Inc.(a)	175,345	5,384,845
ManTech International Corp., Class A	42,913	3,816,682
MicroStrategy, Inc., Class A(a)	11,471	4,457,057
Mimecast Ltd.(a)	89,515	5,088,033
Mitek Systems, Inc.(a)	43,175	767,651
NetScout Systems, Inc.(a)	112,306	3,079,431
NIC, Inc.	101,670	2,626,136
OneSpan, Inc.(a)	49,934	1,032,635
PAR Technology Corp.(a)	29,247	1,836,419
Parsons Corp.(a)	33,309	1,212,781
PDF Solutions, Inc.(a)	45,757	988,351
Perficient, Inc.(a)(b)	50,520	2,407,278
Perspecta, Inc.	219,420	5,283,634
Ping Identity Holding Corp.(a)	59,192	1,695,259
Progress Software Corp.	70,526	3,187,070
PROS Holdings, Inc.(a)(b)	61,488	3,121,746
Q2 Holdings, Inc.(a)	79,005	9,996,503
QAD, Inc., Class A	19,528	1,233,779
Rackspace Technology, Inc.(a)	53,852	1,026,419
Rapid7, Inc.(a)(b)	79,973	7,210,366
Red Violet, Inc.(a)(b)	10,585	276,374
Rimini Street, Inc.(a)	32,047	141,968
SailPoint Technologies Holding, Inc.(a)	137,066	7,297,394
Sapiens International Corp. NV	42,492	1,300,680
Schrodinger, Inc./United States(a)(b)	47,491	3,760,337
SecureWorks Corp., Class A(a)	13,813	196,421
ShotSpotter, Inc.(a)	13,743	518,111
Shutterstock, Inc.	33,943	2,433,713
Simulations Plus, Inc.	22,804	1,640,064
Smith Micro Software Inc.(a)	54,468	295,217
Sprout Social, Inc., Class A(a)	44,362	2,014,478
SPS Commerce, Inc.(a)	56,093	6,091,139
Sumo Logic, Inc.(a)(b)	21,350	610,183
SVMK, Inc.(a)	190,416	4,865,129
Synchronoss Technologies, Inc.(a)(b)	64,512	303,206
TechTarget, Inc.(a)	36,444	2,154,205
Tenable Holdings, Inc.(a)	109,790	5,737,625
Tucows, Inc., Class A(a)(b)	15,235	1,125,714
Unisys Corp.(a)	96,827	1,905,555
Upland Software, Inc.(a)	42,026	1,928,573
Upwork, Inc.(a)	143,869	4,966,358
Varonis Systems, Inc.(a)	49,307	8,067,118
Verint Systems, Inc.(a)	101,462	6,816,217
Veritone, Inc.(a)	39,209	1,115,496
Verra Mobility Corp.(a)	208,350	2,796,057
VirnetX Holding Corp.	103,532	521,801
Virtusa Corp.(a)	44,560	2,278,353
Workiva, Inc.(a)	61,883	5,669,720
Yelp, Inc.(a)	111,272	3,635,256
Yext, Inc.(a)(b)	157,816	2,480,868

82	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2020	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Computer Services Software & Systems (continued)
Zix Corp.(a)	89,695	$774,068
Zuora, Inc., Class A(a)(b)	154,996	2,159,094

		288,088,802

Computer Technology — 0.5%
3D Systems Corp.(a)(b)	181,254	1,899,542
Corsair Gaming, Inc.(a)(b)	22,920	830,162
Diebold Nixdorf, Inc.(a)	108,837	1,160,203
Immersion Corp.(a)	25,169	284,158
Impinj, Inc.(a)	25,149	1,052,989
Insight Enterprises, Inc.(a)	54,667	4,159,612
Intellicheck, Inc.(a)	26,907	306,874
PC Connection, Inc.	16,720	790,689
Quantum Corp.(a)	48,627	297,597
Safeguard Scientifics, Inc.(a)	34,367	219,262
Super Micro Computer Inc.(a)	70,764	2,240,388
Synaptics, Inc.(a)(b)	53,868	5,192,875

		18,434,351

Construction — 0.4%
Aegion Corp.(a)	44,794	850,638
Construction Partners, Inc., Class A(a)(b)	41,891	1,219,447
EMCOR Group, Inc.	84,400	7,719,224
Granite Construction, Inc.	73,044	1,951,005
Great Lakes Dredge & Dock Corp.(a)	95,711	1,260,514
Primoris Services Corp.	76,509	2,112,414
Sterling Construction Co., Inc.(a)	41,720	776,409
Tutor Perini Corp.(a)	64,517	835,495

		16,725,146

Consumer Electronics — 0.2%
Fitbit, Inc., Class A	389,944	2,651,619
Sonos, Inc.	127,894	2,991,441
Universal Electronics, Inc.	20,870	1,094,840
VOXX International Corp.	32,316	412,352

		7,150,252

Consumer Lending — 0.7%
Curo Group Holdings Corp.	33,551	480,786
Encore Capital Group, Inc.(a)	49,981	1,946,760
Enova International, Inc.(a)(b)	49,995	1,238,376
Ezcorp, Inc., Class A(a)	85,294	408,558
FirstCash, Inc.	63,051	4,416,092
Marcus & Millichap, Inc.(a)	35,893	1,336,296
MoneyGram International, Inc.(a)	92,189	503,813
Navient Corp.	275,887	2,709,210
Nelnet, Inc., Class A	27,565	1,963,731
Oportun Financial Corp.(a)(b)	32,279	625,244
PRA Group, Inc.(a)	71,018	2,816,574
PROG Holdings, Inc.	109,762	5,912,879
Regional Management Corp.	14,161	422,848
World Acceptance Corp.(a)	6,321	646,133

		25,427,300

Consumer Services: Miscellaneous — 0.3%
Cars.com, Inc.(a)	103,348	1,167,833
Chuy’s Holdings, Inc.(a)	32,347	856,872
Core-Mark Holding Co., Inc.	68,692	2,017,484
Franchise Group, Inc.	35,756	1,088,770
KAR Auction Services, Inc.	204,300	3,802,023
Waitr Holdings, Inc.(a)(b)	129,079	358,840
WW International, Inc.(a)(b)	75,063	1,831,537

		11,123,359

Containers & Packaging — 0.2%
Greif, Inc., Class A	40,773	1,911,438

Security	Shares	Value

Containers & Packaging (continued)
Greif, Inc., Class B	10,120	$489,606
Myers Industries, Inc.	56,081	1,165,363
O-I Glass, Inc.	246,465	2,932,934
Pactiv Evergreen, Inc.(a)	53,080	962,871
Ranpak Holdings Corp.(a)	46,419	623,871
UFP Technologies, Inc.(a)	11,366	529,656
Veritiv Corp.(a)	21,591	448,877

		9,064,616

Cosmetics — 0.1%
elf Beauty, Inc.(a)(b)	71,320	1,796,551
Inter Parfums, Inc.	27,977	1,692,329
Revlon, Inc., Class A(a)(b)	11,949	141,954

		3,630,834

Diversified Financial Services — 0.9%
Alerus Financial Corp.	21,917	599,868
Altisource Portfolio Solutions SA(a)(b)	8,939	115,134
Associated Capital Group, Inc., Class A	3,113	109,329
Bogota Financial Corp.(a)	9,443	84,137
Cannae Holdings, Inc.(a)	133,893	5,927,443
Greenhill & Co., Inc.	25,163	305,479
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	115,314	7,314,367
Houlihan Lokey, Inc.	82,361	5,537,130
MBIA, Inc.(a)	85,372	561,748
MidWestOne Financial Group, Inc.	23,793	582,928
Moelis & Co., Class A	83,485	3,903,759
Piper Sandler Cos.	27,060	2,730,354
Stifel Financial Corp.	157,126	7,928,578
SWK Holdings Corp.(a)	4,868	70,050
Tiptree, Inc.	42,589	213,797

		35,984,101

Diversified Manufacturing Operations — 0.5%
Barnes Group, Inc.	73,424	3,721,862
Enerpac Tool Group Corp.	86,713	1,960,581
Federal Signal Corp.	91,305	3,028,587
Harsco Corp.(a)(b)	124,666	2,241,495
Luxfer Holdings PLC	43,695	717,472
Lydall, Inc.(a)	28,753	863,453
OSI Systems, Inc.(a)	25,354	2,363,500
Raven Industries, Inc.	53,749	1,778,554
Standex International Corp.	18,771	1,455,128
TriMas Corp.(a)	65,785	2,083,411

		20,214,043

Diversified Materials & Processing — 0.2%
Belden, Inc.(b)	66,108	2,769,925
Encore Wire Corp.	30,145	1,825,883
Insteel Industries, Inc.	30,762	685,070
Koppers Holdings, Inc.(a)	31,212	972,566
NL Industries, Inc.	9,941	47,518
Tredegar Corp.	43,637	728,738
Uranium Energy Corp.(a)(b)	312,544	550,077

		7,579,777

Diversified Media — 0.0%
EW Scripps Co., Class A	83,306	1,273,749
Hemisphere Media Group, Inc.(a)	26,455	274,074

		1,547,823

Diversified Retail — 0.8%
Big Lots, Inc.	62,034	2,663,119
BJ’s Wholesale Club Holdings, Inc.(a)	214,251	7,987,277
Dillard’s, Inc., Class A(b)	11,024	695,063

SERIES SCHEDULE OF INVESTMENTS	83

Schedule of Investments (continued) December 31, 2020	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Retail (continued)
Duluth Holdings, Inc., Class B(a)	16,032	$169,298
Gaia, Inc.(a)(b)	17,469	172,594
Macy’s, Inc.(b)	481,645	5,418,506
Overstock.com, Inc.(a)	67,305	3,228,621
PriceSmart, Inc.	35,577	3,240,709
Stitch Fix, Inc., Class A(a)	94,133	5,527,490
Winmark Corp.	4,846	900,387

		30,003,064

Drug & Grocery Store Chains — 0.1%
Ingles Markets, Inc., Class A	21,097	899,998
PetMed Express, Inc.	29,173	935,287
Rite Aid Corp.(a)(b)	84,204	1,332,949
Village Super Market, Inc., Class A	13,818	304,825
Weis Markets, Inc.	15,975	763,765

		4,236,824

Education Services — 0.4%
Adtalem Global Education, Inc.(a)	79,307	2,692,473
American Public Education, Inc.(a)	23,587	718,932
Aspen Group Inc/CO(a)	30,140	335,458
Franklin Covey Co.(a)	21,464	478,003
HealthStream, Inc.(a)	38,292	836,297
Houghton Mifflin Harcourt Co.(a)	176,414	587,459
Laureate Education, Inc., Class A(a)	166,990	2,431,374
Perdoceo Education Corp.(a)	102,132	1,289,927
Strategic Education, Inc.	37,775	3,601,091
Stride, Inc.(a)	64,013	1,358,996
Universal Technical Institute, Inc.(a)	47,984	309,977

		14,639,987

Electronic Components — 0.5%
Acacia Research Corp.(a)	15,133	59,624
American Superconductor Corp.(a)(b)	37,058	867,898
Methode Electronics, Inc.	58,307	2,231,992
Novanta, Inc.(a)	53,268	6,297,343
NVE Corp.	7,682	431,575
Rogers Corp.(a)	29,524	4,584,782
Sanmina Corp.(a)	98,643	3,145,725
ScanSource, Inc.(a)	38,392	1,012,781
TTM Technologies, Inc.(a)	159,822	2,204,745

		20,836,465

Electronic Entertainment — 0.1%
Glu Mobile, Inc.	225,363	2,030,521
PlayAGS, Inc.	44,145	317,844
Turtle Beach Corp.	22,909	493,689

		2,842,054

Electronics — 0.6%
Agilysys, Inc.(a)	30,670	1,177,115
Daktronics, Inc.	60,802	284,553
II-VI, Inc.(a)	159,871	12,143,801
Integer Holdings Corp.(a)	51,418	4,174,627
iRobot Corp.(a)	43,519	3,494,141
Iteris, Inc.(a)	65,743	371,448
nLight, Inc.(a)	54,531	1,780,437
Research Frontiers, Inc.(a)(b)	43,416	121,999

		23,548,121

Energy Equipment — 1.1%
API Group Corp.(a)(b)(d)	220,469	4,001,512
Arcosa, Inc.	76,821	4,219,778
Bloom Energy Corp., Class A(a)	140,207	4,018,333
FuelCell Energy, Inc.(a)(b)	444,856	4,969,041
Matador Resources Co.(a)	176,900	2,133,414

Security	Shares	Value

Energy Equipment (continued)
SunPower Corp.(a)(b)	121,703	$3,120,465
Sunrun, Inc.(a)	234,823	16,292,020
TPI Composites, Inc.(a)	48,272	2,547,796

		41,302,359

Engineering & Contracting Services — 1.1%
Argan, Inc.	22,506	1,001,292
Dycom Industries, Inc.(a)(b)	48,344	3,650,939
Exponent, Inc.	80,452	7,243,094
Fluor Corp.	222,402	3,551,760
HC2 Holdings, Inc.(a)	77,220	251,737
IES Holdings, Inc.(a)	13,627	627,387
KBR, Inc.	219,556	6,790,867
MasTec, Inc.(a)(b)	87,770	5,984,159
Mistras Group, Inc.(a)	27,467	213,144
MYR Group, Inc.(a)	26,350	1,583,635
NETSTREIT Corp.	18,667	363,820
Tetra Tech, Inc.	84,172	9,745,434
VSE Corp.	14,607	562,223
Willdan Group, Inc.(a)(b)	16,480	687,216

		42,256,707

Entertainment — 0.1%
AMC Entertainment Holdings, Inc., Class A(b)	87,253	184,976
Cinemark Holdings, Inc.	167,189	2,910,761
Golden Entertainment, Inc.(a)	27,635	549,660
IMAX Corp.(a)	75,894	1,367,610
LiveXLive Media, Inc.(a)	54,539	178,888

		5,191,895

Environmental, Maintenance, & Security Service — 0.6%
ABM Industries, Inc.	105,659	3,998,136
BrightView Holdings, Inc.(a)	60,499	914,745
Brink’s Co.(b)	76,261	5,490,792
Healthcare Services Group, Inc.	117,470	3,300,907
IBEX Ltd.(a)	10,191	190,572
Montrose Environmental Group Inc.(a)	16,876	522,481
SP Plus Corp.(a)	34,800	1,003,284
UniFirst Corp.	23,313	4,935,129
Vivint Smart Home, Inc.(a)	123,191	2,556,213

		22,912,259

Financial Data & Systems — 0.6%
Atlanticus Holdings Corp.(a)	7,396	182,164
Cardtronics PLC, Class A(a)	57,558	2,031,797
Cass Information Systems, Inc.	23,614	918,821
Donnelley Financial Solutions, Inc.(a)	44,696	758,491
Everi Holdings, Inc.(a)	123,621	1,707,206
EVERTEC, Inc.	93,612	3,680,824
Evo Payments, Inc., Class A(a)	66,441	1,794,571
Green Dot Corp., Class A(a)	80,675	4,501,665
GreenSky, Inc., Class A(a)	103,589	479,617
I3 Verticals, Inc., Class A(a)	24,919	827,311
International Money Express, Inc.(a)	43,459	674,484
LendingClub Corp.(a)	113,195	1,195,339
Paysign, Inc.(a)	50,221	233,025
Priority Technology Holdings, Inc.(a)	9,786	68,893
Repay Holdings Corp.(a)	96,290	2,623,903
Value Line, Inc.	1,578	52,027

		21,730,138

Food & Staples Retailing — 0.0%
Natural Grocers by Vitamin Cottage, Inc.	14,822	203,654

Foods — 1.3%
B&G Foods, Inc.	100,559	2,788,501

84	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2020	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Foods (continued)
BellRing Brands, Inc., Class A(a)	61,832	$1,503,136
Bridgford Foods Corp.(a)	2,585	47,099
Chefs’ Warehouse, Inc.(a)	48,071	1,234,944
Freshpet, Inc.(a)	60,730	8,623,053
HF Foods Group, Inc.(a)	59,935	450,711
Hostess Brands, Inc.(a)	190,777	2,792,975
J&J Snack Foods Corp.	23,616	3,669,218
John B Sanfilippo & Son, Inc.	13,110	1,033,855
Laird Superfood, Inc.(a)	3,931	186,015
Lancaster Colony Corp.	29,857	5,485,627
Medifast, Inc.	17,415	3,419,261
Mission Produce, Inc.(a)	8,453	127,218
Nature’s Sunshine Products, Inc.(a)	13,928	208,224
Performance Food Group Co.(a)	204,173	9,720,676
Seneca Foods Corp., Class A(a)	10,989	438,461
Simply Good Foods Co.(a)	134,295	4,211,491
SpartanNash Co.	55,087	959,065
Tootsie Roll Industries, Inc.	26,003	772,289
United Natural Foods, Inc.(a)	83,590	1,334,932
Vital Farms, Inc.(a)	15,972	404,251

		49,411,002

Forest Products — 0.2%
Boise Cascade Co.	60,832	2,907,769
UFP Industries, Inc.	92,323	5,128,543

		8,036,312

Forms & Bulk Printing Services — 0.1%
Deluxe Corp.	64,578	1,885,678
Ennis, Inc.	43,014	767,800
Quad/Graphics, Inc.	55,672	212,667

		2,866,145

Fruit & Grain Processing — 0.0%
MGP Ingredients, Inc.	19,438	914,752

Funeral Parlors & Cemeteries — 0.2%
Carriage Services, Inc.	27,642	865,747
Hillenbrand, Inc.	116,824	4,649,595
Matthews International Corp., Class A	46,359	1,362,955

		6,878,297

Gas Pipeline — 0.0%
NextDecade Corp.(a)(b)	43,406	90,719

Glass — 0.0%
Apogee Enterprises, Inc.	38,941	1,233,651

Gold — 0.2%
Caledonia Mining Corp. PLC	17,098	271,516
Coeur Mining, Inc.(a)(b)	381,569	3,949,239
Gold Resource Corp.	93,686	272,626
Novagold Resources, Inc.(a)	377,211	3,647,631

		8,141,012

Health Care Equipment & Supplies — 0.0%
Inogen, Inc.(a)	27,910	1,247,019

Health Care Facilities — 0.7%
Apollo Medical Holdings, Inc.(a)	29,899	546,255
Brookdale Senior Living, Inc.(a)	280,529	1,242,743
Ensign Group, Inc.	81,160	5,918,187
Five Star Senior Living, Inc.(a)	30,045	207,310
Hanger, Inc.(a)	60,798	1,336,948
Joint Corp.(a)	21,493	564,406
National HealthCare Corp.	18,914	1,256,079
Ontrak, Inc.(a)	12,797	790,727
Pliant Therapeutics, Inc.(a)	15,620	354,886

Security	Shares	Value

Health Care Facilities (continued)
Select Medical Holdings Corp.(a)	170,633	$4,719,709
Tenet Healthcare Corp.(a)	164,834	6,581,822
U.S. Physical Therapy, Inc.	19,451	2,338,983

		25,858,055

Health Care Management Services — 0.3%
1Life Healthcare, Inc.(a)	123,979	5,411,683
Computer Programs & Systems, Inc.	20,882	560,473
Magellan Health, Inc.(a)	36,074	2,988,370
Option Care Health, Inc.(a)	69,603	1,088,591
Progyny, Inc.(a)	41,272	1,749,520
Triple-S Management Corp., Class B(a)	31,343	669,173

		12,467,810

Health Care Services — 2.2%
Accelerate Diagnostics, Inc.(a)(b)	52,110	394,994
Accolade, Inc.(a)	20,845	906,757
Addus HomeCare Corp.(a)	22,331	2,614,737
Allscripts Healthcare Solutions, Inc.(a)(b)	243,700	3,519,028
AMN Healthcare Services, Inc.(a)	73,809	5,037,464
Cara Therapeutics, Inc.(a)	56,908	861,018
CorVel Corp.(a)	13,403	1,420,718
Cross Country Healthcare, Inc.(a)	58,870	522,177
Flexion Therapeutics, Inc.(a)(b)	70,759	816,559
Health Catalyst, Inc.(a)	51,608	2,246,496
HealthEquity, Inc.(a)	117,648	8,201,242
HMS Holdings Corp.(a)	138,990	5,107,882
Inari Medical, Inc.(a)	12,314	1,074,889
LHC Group, Inc.(a)	47,483	10,129,074
MEDNAX, Inc.(a)	118,851	2,916,604
NantHealth, Inc.(a)(b)	45,434	146,752
NeoGenomics, Inc.(a)	164,072	8,833,636
NextGen Healthcare, Inc.(a)	86,069	1,569,899
Omnicell, Inc.(a)	66,491	7,980,250
OptimizeRx Corp.(a)(b)	22,724	708,080
Pennant Group, Inc.(a)	39,979	2,321,181
Phibro Animal Health Corp., Class A	34,323	666,553
Phreesia, Inc.(a)	51,623	2,801,064
R1 RCM, Inc.(a)	168,513	4,047,682
Ryman Hospitality Properties, Inc.	79,932	5,416,192
Surgery Partners, Inc.(a)	35,495	1,029,710
Tabula Rasa HealthCare, Inc.(a)	31,204	1,336,779
Tivity Health, Inc.(a)(b)	66,397	1,300,717
Viemed Healthcare, Inc.(a)	57,307	444,702

		84,372,836

Health Care: Miscellaneous — 0.2%
Medpace Holdings, Inc.(b)	43,040	5,991,168
Providence Service Corp.	19,260	2,670,014

		8,661,182

Home Building — 1.1%
Beazer Homes USA, Inc.(a)	46,913	710,732
Century Communities, Inc.(a)(b)	47,152	2,064,314
Installed Building Products, Inc.(a)	35,894	3,658,675
KB Home	138,311	4,636,185
Legacy Housing Corp.(a)	14,089	212,885
LGI Homes, Inc.(a)	35,022	3,707,079
M/I Homes, Inc.(a)	44,640	1,977,106
MDC Holdings, Inc.	79,891	3,882,703
Meritage Homes Corp.(a)	58,572	4,850,933
Taylor Morrison Home Corp.(a)	197,622	5,069,004
TopBuild Corp.(a)	51,446	9,470,180
TRI Pointe Group, Inc.(a)(b)	199,269	3,437,390

		43,677,186

SERIES SCHEDULE OF INVESTMENTS	85

Schedule of Investments (continued) December 31, 2020	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotel/Motel — 0.1%
Bally’s Corp.	27,469	$1,379,768
Marcus Corp.	37,738	508,708
Red Rock Resorts, Inc., Class A	102,844	2,575,214

		4,463,690

Household Appliances — 0.0%
Hamilton Beach Brands Holding Co., Class A	10,779	188,740
National Presto Industries, Inc.	8,633	763,416

		952,156

Household Equipment & Products — 0.4%
Central Garden & Pet Co.	16,903	652,625
Central Garden & Pet Co., Class A	59,570	2,164,178
Helen of Troy Ltd.(b)	39,628	8,804,945
Tupperware Brands Corp.	78,721	2,549,773

		14,171,521

Household Furnishings — 0.6%
American Woodmark Corp.(a)	25,415	2,385,198
Casper Sleep, Inc.(a)	39,570	243,355
Ethan Allen Interiors, Inc.	33,441	675,843
Hooker Furniture Corp.	19,559	630,778
La-Z-Boy, Inc.	65,849	2,623,424
Lifetime Brands, Inc.	19,521	296,719
Lovesac Co.(a)	14,603	629,243
Purple Innovation, Inc.(a)	25,066	825,674
RH(a)(b)	24,640	11,026,893
Sleep Number Corp.(a)	42,064	3,443,359

		22,780,486

Insurance: Life — 0.5%
American Equity Investment Life Holding Co.	143,012	3,955,712
Citizens, Inc.(a)(b)	83,733	479,790
CNO Financial Group, Inc.	209,916	4,666,433
FBL Financial Group, Inc., Class A	15,059	790,748
GWG Holdings, Inc.(a)	4,648	32,489
Independence Holding Co.	8,767	359,447
National Western Life Group, Inc., Class A	3,550	732,862
Selectquote, Inc.(a)	51,257	1,063,583
Third Point Reinsurance Ltd.(a)	129,128	1,229,299
Trean Insurance Group, Inc.(a)(b)	16,363	214,355
Trupanion, Inc.(a)	47,083	5,636,306

		19,161,024

Insurance: Multi-Line — 0.5%
BRP Group, Inc., Class A(a)	67,284	2,016,501
Crawford & Co., Class A	27,856	205,856
eHealth, Inc.(a)	40,309	2,846,218
Goosehead Insurance, Inc., Class A	20,554	2,564,317
Horace Mann Educators Corp.	66,033	2,776,027
James River Group Holdings Ltd.	46,651	2,292,897
Mr Cooper Group, Inc.(a)(b)	116,753	3,622,846
PICO Holdings, Inc.(a)	14,026	131,143
ProSight Global, Inc.(a)	15,941	204,523
Watford Holdings Ltd.(a)	27,166	939,944

		17,600,272

Insurance: Property-Casualty — 1.7%
AMERISAFE, Inc.	29,528	1,695,793
Argo Group International Holdings Ltd.	49,521	2,164,068
Donegal Group, Inc., Class A	19,407	273,056
Employers Holdings, Inc.	44,706	1,439,086
Enstar Group Ltd.(a)	18,960	3,884,714
Essent Group Ltd.	171,747	7,419,470
FedNat Holding Co.	20,265	119,969

Security	Shares	Value

Insurance: Property-Casualty (continued)
Genworth Financial, Inc., Class A(a)	794,478	$3,003,127
Greenlight Capital Re Ltd., Class A(a)	50,590	369,813
HCI Group, Inc.	9,871	516,253
Heritage Insurance Holdings, Inc.	37,672	381,617
Hilltop Holdings, Inc.	110,977	3,052,977
Investors Title Co.	2,389	365,517
Kinsale Capital Group, Inc.(b)	33,156	6,635,510
National General Holdings Corp.	107,420	3,671,616
NI Holdings, Inc.(a)	17,790	292,112
NMI Holdings, Inc., Class A(a)	128,870	2,918,906
Palomar Holdings, Inc.(a)	32,257	2,865,712
ProAssurance Corp.	79,587	1,415,853
Protective Insurance Corp., Class B	16,116	220,950
Radian Group, Inc.	295,822	5,990,396
RLI Corp.	62,005	6,457,821
Safety Insurance Group, Inc.	21,829	1,700,479
Selective Insurance Group, Inc.(b)	92,376	6,187,344
State Auto Financial Corp.	29,499	523,312
Stewart Information Services Corp.	40,510	1,959,064
United Fire Group, Inc.	30,261	759,551
United Insurance Holdings Corp.	35,911	205,411
Universal Insurance Holdings, Inc.	46,605	704,202

		67,193,699

International Trade & Diversified Logistic — 0.1%
CryoPort, Inc.	53,569	2,350,608
Radiant Logistics, Inc.	73,951	428,916
Vectrus, Inc.	19,144	951,839

		3,731,363

Internet Software & Services — 0.1%
ChannelAdvisor Corp.	45,117	720,970
eGain Corp.	34,204	403,949
Gogo, Inc.(b) .	91,980	885,767
MediaAlpha, Inc.	15,653	611,563
Quotient Technology, Inc.	131,056	1,234,547
TrueCar, Inc.	150,084	630,353

		4,487,149

Leisure Time — 1.3%
Acushnet Holdings Corp.	54,717	2,218,227
American Outdoor Brands, Inc.(a)	22,447	382,272
Bluegreen Vacations Corp.	14,077	111,771
Callaway Golf Co.	145,677	3,497,705
Churchill Downs, Inc.	59,294	11,549,878
Clarus Corp.	31,331	482,497
Escalade, Inc.	17,293	366,093
Hilton Grand Vacations, Inc.(a)	130,896	4,103,590
Johnson Outdoors, Inc., Class A	7,691	866,237
Liberty TripAdvisor Holdings, Inc., Class A(a)	124,815	541,697
Lindblad Expeditions Holdings, Inc.(a)(b)	43,518	745,028
Marriott Vacations Worldwide Corp.	62,754	8,611,104
Nautilus, Inc.(a)	45,255	820,926
OneSpaWorld Holdings Ltd.	76,846	779,219
RCI Hospitality Holdings, Inc.	14,179	559,220
SeaWorld Entertainment, Inc.(a)	78,314	2,473,939
Smith & Wesson Brands Inc.	89,790	1,593,773
Sturm Ruger & Co., Inc.	25,827	1,680,563
Vista Outdoor, Inc.(a)	91,530	2,174,753
YETI Holdings, Inc.(a)	124,753	8,541,838

		52,100,330

86	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2020	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Life Sciences Tools & Services — 0.0%
WaVe Life Sciences Ltd.(a)	52,402	$412,404

Luxury Items — 0.1%
Movado Group, Inc.	26,394	438,668
Signet Jewelers Ltd.	82,155	2,240,367

		2,679,035

Machinery: Agricultural — 0.1%
Alamo Group, Inc.	15,185	2,094,771
Lindsay Corp.	16,657	2,139,758
Titan Machinery, Inc.(a)(b)	32,252	630,527

		4,865,056

Machinery: Construction & Handling — 0.2%
Astec Industries, Inc.	33,958	1,965,489
Douglas Dynamics, Inc.	36,906	1,578,470
Manitowoc Co., Inc.(a)	49,164	654,373
NACCO Industries, Inc., Class A	6,157	161,929
Terex Corp.	105,408	3,677,685

		8,037,946

Machinery: Industrial — 1.5%
Altra Industrial Motion Corp.	102,035	5,655,800
Applied Industrial Technologies, Inc.	61,242	4,776,264
Chart Industries, Inc.(a)	56,182	6,617,678
Columbus McKinnon Corp.	36,466	1,401,753
DXP Enterprises, Inc.(a)	27,111	602,677
EnPro Industries, Inc.	31,587	2,385,450
EVI Industries, Inc.(a)	7,342	219,673
ExOne Co. (The)(a)	19,989	189,696
Gencor Industries, Inc.(a)	13,922	171,241
Graham Corp.	15,405	233,848
Hyster-Yale Materials Handling, Inc.	15,388	916,355
Intevac, Inc.(a)	36,767	265,090
John Bean Technologies Corp.(b)	48,632	5,537,726
Kadant, Inc.	17,596	2,480,684
Kennametal, Inc.	130,916	4,744,396
Mayville Engineering Co., Inc.(a)	9,414	126,336
MTS Systems Corp.	29,440	1,712,230
Omega Flex, Inc.	4,242	619,332
Proto Labs, Inc.(a)	41,542	6,372,543
SPX Corp.(a)	67,641	3,689,140
SPX FLOW, Inc.(a)	66,450	3,851,442
Tennant Co.	29,273	2,054,086
Welbilt, Inc.(a)	203,331	2,683,969

		57,307,409

Machinery: Specialty — 0.1%
Albany International Corp., Class A	48,323	3,547,875
Hurco Cos., Inc.	10,416	312,480

		3,860,355

Manufactured Housing — 0.1%
Cavco Industries, Inc.	14,425	2,530,866
Skyline Champion Corp.(b)	82,202	2,543,330

		5,074,196

Medical & Dental Instruments & Supplies — 2.3%
Alphatec Holdings, Inc.(a)	85,875	1,246,905
American Renal Associates Holdings, Inc.(a)	20,904	239,351
AngioDynamics, Inc.(a)	61,063	936,096
Anika Therapeutics, Inc.(a)	22,626	1,024,053
Antares Pharma, Inc.(a)(b)	270,418	1,078,968
Apyx Medical Corp.(a)	54,845	394,884
AtriCure, Inc.(a)	68,433	3,809,665

Security	Shares	Value

Medical & Dental Instruments & Supplies (continued)
Atrion Corp.	2,246	$1,442,471
Avanos Medical, Inc.(a)	74,913	3,437,008
Axogen, Inc.(a)	55,140	987,006
BioLife Solutions, Inc.(a)(b)	21,911	874,030
Cantel Medical Corp.	59,717	4,709,283
Cardiovascular Systems, Inc.(a)	62,658	2,741,914
Centogene NV(a)	15,456	166,616
Cerus Corp.(a)	250,220	1,731,522
Chembio Diagnostics, Inc.(a)(b)	33,897	161,011
Co-Diagnostics, Inc.(a)(b)	44,109	410,214
Community Health Systems, Inc.(a)	133,924	995,055
CONMED Corp.	42,860	4,800,320
CryoLife, Inc.(a)	60,830	1,436,196
Cutera, Inc.(a)	29,045	700,275
Eargo, Inc.(a)	11,877	532,327
Exagen, Inc.(a)	5,688	75,082
InfuSystem Holdings, Inc.(a)	23,537	442,025
Intersect ENT, Inc.(a)	49,911	1,142,962
Invacare Corp.	55,654	498,103
LeMaitre Vascular, Inc.	27,263	1,104,151
LENSAR, Inc.(a)	14,177	102,783
LivaNova PLC(a)	76,695	5,077,976
Meridian Bioscience, Inc.(a)	65,363	1,221,634
Merit Medical Systems, Inc.(a)	85,601	4,751,711
Milestone Scientific Inc.(a)	61,171	129,683
NanoString Technologies, Inc.(a)	68,702	4,594,790
Neogen Corp.(a)	82,154	6,514,812
NuVasive, Inc.(a)	80,131	4,513,779
Ocular Therapeutix, Inc.(a)	105,900	2,192,130
OraSure Technologies, Inc.(a)	115,027	1,217,561
Organogenesis Holdings, Inc.(a)	34,427	259,235
Orthofix Medical, Inc.(a)	27,003	1,160,589
OrthoPediatrics Corp.(a)	20,339	838,984
Outset Medical, Inc.(a)	14,651	832,763
Owens & Minor, Inc.	112,380	3,039,879
Patterson Cos., Inc.	134,216	3,976,820
Pulmonx Corp.(a)	17,283	1,192,873
Retractable Technologies Inc.(a)(b)	22,619	242,928
SeaSpine Holdings Corp.(a)	44,724	780,434
Sientra, Inc.(a)	81,563	317,280
STAAR Surgical Co.(a)	72,417	5,736,875
Surgalign Holdings, Inc.(a)	92,564	202,715
Surmodics, Inc.(a)	18,793	817,871
TransMedics Group, Inc.(a)	39,795	791,920
Utah Medical Products, Inc.	5,607	472,670
ViewRay, Inc.(a)	176,397	673,837

		88,772,025

Medical Equipment — 1.6%
Accuray, Inc.(a)	148,013	617,214
Acutus Medical, Inc.(a)	15,680	451,741
AdaptHealth Corp.(a)	39,967	1,501,160
Beyond Air, Inc.(a)	21,679	114,248
BioSig Technologies, Inc.(a)	36,760	143,364
CareDx, Inc.(a)	75,275	5,453,674
Electromed, Inc.(a)	11,555	113,354
Fluidigm Corp.(a)	114,760	688,560
FONAR Corp.(a)	9,408	163,323
Glaukos Corp.(a)	67,206	5,057,924
Icad, Inc.(a)	33,996	448,747
Inspire Medical Systems, Inc.(a)	40,858	7,684,981
IntriCon Corp.(a)(b)	15,817	286,288

SERIES SCHEDULE OF INVESTMENTS	87

Schedule of Investments (continued) December 31, 2020	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Medical Equipment (continued)
iRadimed Corp.(a)	9,949	$226,837
iRhythm Technologies, Inc.(a)	45,098	10,697,697
Lantheus Holdings, Inc.(a)	105,701	1,425,906
Luminex Corp.	68,793	1,590,494
Misonix, Inc.(a)(b)	15,487	193,587
Natus Medical, Inc.(a)	48,853	979,014
Nemaura Medical, Inc.(a)	11,238	42,367
Nevro Corp.(a)	53,056	9,183,994
PAVmed, Inc.(a)(b)	61,174	129,689
Quanterix Corp.(a)	32,318	1,502,787
Quotient Ltd.(a)(b)	105,937	551,932
Repro-Med Systems, Inc.(a)	40,890	246,158
Shockwave Medical, Inc.(a)	44,901	4,657,132
SI-BONE, Inc.(a)	42,471	1,269,883
Silk Road Medical, Inc.(a)	41,887	2,638,043
Soliton, Inc.(a)	9,117	70,019
Stereotaxis, Inc.(a)	73,909	376,197
Tactile Systems Technology, Inc.(a)(b)	28,003	1,258,455
Vapotherm, Inc.(a)	32,473	872,225
Varex Imaging Corp.(a)	63,042	1,051,541
Venus Concept, Inc.(a)	28,285	48,933
Zynex, Inc.(a)(b)	32,757	440,909

		62,178,377

Medical Services — 0.1%
Aspira Women’s Health, Inc.	124,485	835,294
DermTech, Inc.(b)	13,578	440,470
Fulgent Genetics, Inc.(b)	20,735	1,080,294
Tela Bio Inc.	8,925	134,232
VolitionRX Ltd.	39,791	154,787

		2,645,077

Metal Fabricating — 0.9%
Advanced Drainage Systems, Inc.	88,149	7,367,493
Compx International, Inc.	2,464	35,063
DMC Global, Inc.(b)	23,685	1,024,376
Eastern Co.	8,636	208,128
Haynes International, Inc.	20,401	486,360
Lawson Products, Inc.(a)	6,868	349,650
LB Foster Co., Class A(a)	16,911	254,510
MRC Global, Inc.(a)	131,686	873,078
Mueller Industries, Inc.	80,372	2,821,861
Mueller Water Products, Inc., Class A	227,236	2,813,182
NN, Inc.(a)	68,197	448,054
Northwest Pipe Co.(a)	15,659	443,150
RBC Bearings, Inc.(a)	38,305	6,858,127
Rexnord Corp.	186,924	7,381,629
Worthington Industries, Inc.	57,253	2,939,369

		34,304,030

Metals & Minerals: Diversified — 0.8%
Cleveland-Cliffs, Inc.(b)	614,398	8,945,635
Commercial Metals Co.	185,308	3,806,226
Compass Minerals International, Inc.	53,914	3,327,572
Energy Fuels, Inc.(a)(b)	205,360	874,834
Ferroglobe PLC(a)(c)	42,394	—
Fortitude Gold Corp.(a)	26,767	28,105
Gatos Silver, Inc.(a)	31,991	416,843
Hecla Mining Co.(b)	824,672	5,343,875
Intrepid Potash, Inc.(a)(b)	15,794	381,425
Materion Corp.	32,691	2,083,070
Minerals Technologies, Inc.	53,674	3,334,229
Oil-Dri Corp. of America	8,646	294,656

Security	Shares	Value

Metals & Minerals: Diversified (continued)
SunCoke Energy, Inc.	142,623	$620,410
U.S. Silica Holdings, Inc.	111,690	784,064
United States Lime & Minerals, Inc.	3,622	412,908

		30,653,852

Office Supplies & Equipment — 0.4%
ACCO Brands Corp.	148,622	1,255,856
Eastman Kodak Co.(a)(b)	27,676	225,283
Herman Miller, Inc.	92,645	3,131,401
HNI Corp.	67,848	2,338,042
Kimball International, Inc., Class B	57,914	692,072
Knoll, Inc.	78,167	1,147,492
Pitney Bowes, Inc.	275,637	1,697,924
Steelcase, Inc., Class A	126,766	1,717,679
Transocean Ltd.(a)(b)	903,913	2,088,039

		14,293,788

Oil & Gas Producers — 0.0%
Kosmos Energy Ltd.	622,554	1,463,002

Oil Well Equipment & Services — 0.5%
Bristow Group, Inc.(a)	12,247	322,341
Cactus, Inc., Class A	73,855	1,925,400
ChampionX Corp.(a)	292,477	4,474,898
Dril-Quip, Inc.(a)	55,517	1,644,414
Frank’s International NV(a)	210,646	577,170
Helix Energy Solutions Group, Inc.(a)	214,480	900,816
Liberty Oilfield Services, Inc., Class A	111,491	1,149,472
Matrix Service Co.(a)	44,763	493,288
Nabors Industries Ltd.	11,442	666,268
National Energy Services Reunited Corp.(a)	27,654	274,604
Newpark Resources, Inc.(a)(b)	147,755	283,690
NexTier Oilfield Solutions, Inc.(a)(b)	255,975	880,554
Oceaneering International, Inc.(a)	151,036	1,200,736
Oil States International, Inc.(a)	101,755	510,810
Patterson-UTI Energy, Inc.	280,887	1,477,466
ProPetro Holding Corp.(a)	114,688	847,544
RPC, Inc.(a)	98,174	309,248
SEACOR Holdings, Inc.(a)(b)	29,849	1,237,241
Select Energy Services, Inc., Class A(a)	87,959	360,632
Solaris Oilfield Infrastructure, Inc., Class A	50,749	413,097

		19,949,689

Oil, Gas & Consumable Fuels — 0.6%
Archrock, Inc.	199,585	1,728,406
Ardmore Shipping Corp.	56,023	183,195
DHT Holdings, Inc.	162,875	851,836
Dorian LPG Ltd.(a)	58,150	708,849
Exterran Corp.(a)	44,331	195,943
Frontline Ltd.	182,706	1,136,431
Plug Power, Inc.(a)(b)	585,323	19,848,303

		24,652,963

Oil: Crude Producers — 0.9%
Antero Resources Corp.(a)(b)	391,655	2,134,520
Berry Corp.	118,667	436,695
Bonanza Creek Energy, Inc.(a)	32,194	622,310
Brigham Minerals, Inc., Class A	42,768	470,020
CNX Resources Corp.(a)	350,694	3,787,495
Comstock Resources, Inc.(a)(b)	27,958	122,176
Contango Oil & Gas Co.(a)	151,992	348,062
CVR Energy, Inc.	50,096	746,430
Earthstone Energy, Inc., Class A(a)	32,802	174,835
Evolution Petroleum Corp.	44,695	127,381
Falcon Minerals Corp.	63,528	200,113

88	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2020	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil: Crude Producers (continued)
Goodrich Petroleum Corp.(a)	14,462	$145,922
Magnolia Oil & Gas Corp., Class A(a)	194,502	1,373,184
ONE Gas, Inc.	82,615	6,342,354
Overseas Shipholding Group, Inc., Class A(a)	108,747	232,719
Ovintiv, Inc.	413,549	5,938,564
PDC Energy, Inc.(a)	157,710	3,237,786
Penn Virginia Corp.(a)	22,943	232,871
PrimeEnergy Resources Corp.(a)	776	33,500
Range Resources Corp.	332,960	2,230,832
SM Energy Co.	189,045	1,156,955
Southwestern Energy Co.(a)	999,076	2,977,246
Talos Energy, Inc.(a)	20,478	168,739
Tellurian, Inc.(a)	257,529	329,637
W&T Offshore, Inc.(a)(b)	160,785	348,903
Whiting Petroleum Corp.(a)	1,882	47,050

		33,966,299

Oil: Refining & Marketing — 0.3%
Adams Resources & Energy, Inc.	3,151	75,939
Clean Energy Fuels Corp.(a)(b)	199,793	1,570,373
Delek US Holdings, Inc.	101,075	1,624,275
Par Pacific Holdings, Inc.(a)	59,617	833,446
PBF Energy, Inc., Class A	148,874	1,057,006
Renewable Energy Group, Inc.(a)(b)	60,162	4,260,673
Trecora Resources(a)(b)	35,662	249,277
World Fuel Services Corp.	99,132	3,088,953

		12,759,942

Paints & Coatings — 0.2%
Chase Corp.	10,731	1,083,938
Ferro Corp.(a)	126,896	1,856,488
HB Fuller Co.	81,787	4,243,110
Kronos Worldwide, Inc.	38,439	573,126

		7,756,662

Paper — 0.2%
Clearwater Paper Corp.(a)	23,817	899,092
Domtar Corp.	86,648	2,742,409
Glatfelter Corp.	66,295	1,085,912
Neenah, Inc.	25,262	1,397,494
Schweitzer-Mauduit International, Inc.	48,387	1,945,641
Verso Corp., Class A	49,235	591,805

		8,662,353

Personal Care — 0.3%
Edgewell Personal Care Co.	85,564	2,958,803
Lifevantage Corp.(a)	21,593	201,247
USANA Health Sciences, Inc.(a)	18,315	1,412,086
Veru, Inc.(a)(b)	81,915	708,565
WD-40 Co.	21,323	5,665,095

		10,945,796

Pharmaceuticals — 2.4%
Abeona Therapeutics, Inc.	108,925	171,012
AcelRx Pharmaceuticals, Inc.	130,218	161,470
Aerie Pharmaceuticals, Inc.	63,062	851,968
Agile Therapeutics, Inc.	114,870	329,677
Amneal Pharmaceuticals, Inc.	144,288	659,396
Amphastar Pharmaceuticals, Inc.(b)	57,581	1,157,954
Aquestive Therapeutics, Inc.	34,284	183,419
Arrowhead Pharmaceuticals, Inc.	156,916	12,040,165
Atea Pharmaceuticals, Inc.	22,095	923,129
Athira Pharma, Inc.	18,864	646,092

Security	Shares	Value
Pharmaceuticals (continued)
Avenue Therapeutics, Inc.	10,559	$62,826
Axonics Modulation Technologies, Inc.(b)	46,844	2,338,452
Axsome Therapeutics, Inc.(b)	43,439	3,538,975
Aytu BioScience, Inc.(b)	3,977	23,782
Cassava Sciences, Inc.	39,136	266,908
Cerecor, Inc.	57,957	153,006
Chimerix, Inc.	75,882	366,510
ChromaDex Corp.(b)	67,064	321,907
Concert Pharmaceuticals, Inc.	50,217	634,743
Corcept Therapeutics, Inc.	151,092	3,952,567
CorMedix, Inc.(b)	41,288	306,770
Dicerna Pharmaceuticals, Inc.	104,890	2,310,727
Durect Corp.	330,083	683,272
Eagle Pharmaceuticals, Inc.	15,735	732,779
Eloxx Pharmaceuticals, Inc.(b)	42,227	168,063
Enanta Pharmaceuticals, Inc.	27,471	1,156,529
Endo International PLC	351,908	2,526,699
Esperion Therapeutics, Inc.(b)	41,436	1,077,336
Eton Pharmaceuticals, Inc.(b)	23,833	193,762
Evolus, Inc.(b)	39,742	133,533
Galectin Therapeutics, Inc.(b)	71,645	160,485
Graybug Vision, Inc.(b)	8,898	258,220
Harmony Biosciences Holdings, Inc.	8,211	296,828
Harrow Health, Inc.	36,046	247,276
Heska Corp.(b)	10,706	1,559,329
Innoviva, Inc.	90,408	1,120,155
Intra-Cellular Therapies, Inc.	101,935	3,241,533
Ironwood Pharmaceuticals, Inc.	245,973	2,801,632
La Jolla Pharmaceutical Co.(b)	34,536	134,000
Lannett Co., Inc.(b)	54,257	353,756
Liquidia Corp.(b)	34,631	102,161
MEI Pharma, Inc.	169,441	447,324
Omthera Pharmaceuticals, Inc.(c)	1,326	—
Optinose, Inc.(b)	54,049	223,763
Osmotica Pharmaceuticals PLC(b)	7,946	32,738
Pacira BioSciences, Inc.	65,839	3,939,806
Paratek Pharmaceuticals, Inc.	68,365	427,965
PetIQ, Inc.	35,008	1,346,058
Prestige Consumer Healthcare, Inc.	80,598	2,810,452
Radius Health, Inc.(b)	75,600	1,350,216
Revance Therapeutics, Inc.(b)	97,797	2,771,567
scPharmaceuticals, Inc.	9,076	48,012
SIGA Technologies, Inc.(b)	74,418	541,019
Spectrum Pharmaceuticals, Inc.	232,529	792,924
Supernus Pharmaceuticals, Inc.	78,526	1,975,714
Syndax Pharmaceuticals, Inc.	41,342	919,446
Tarsus Pharmaceuticals, Inc.(b)	8,982	371,226
TG Therapeutics, Inc.(b)	179,911	9,358,970
TherapeuticsMD, Inc.	352,315	426,301
Theravance Biopharma, Inc.	70,297	1,249,178
Ultragenyx Pharmaceutical, Inc.	97,537	13,502,047
Voyager Therapeutics, Inc.	44,577	318,726
Zogenix, Inc.	84,910	1,697,351

		92,899,606

Photography — 0.0%
GoPro, Inc., Class A(a)(b)	187,241	1,550,356

Plastics — 0.1%
Trinseo SA	59,894	3,067,172

SERIES SCHEDULE OF INVESTMENTS	89

Schedule of Investments (continued) December 31, 2020	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Power Transmission Equipment — 0.2%
Advanced Energy Industries, Inc.(a)	59,066	$5,727,630
Powell Industries, Inc.	14,988	441,996
Vicor Corp.(a)	30,053	2,771,488

		8,941,114

Printing & Copying Services — 0.2%
Casella Waste Systems, Inc., Class A	74,009	4,584,857
Cimpress PLC	27,958	2,453,035

		7,037,892

Producer Durables: Miscellaneous — 0.0%
Park-Ohio Holdings Corp.	14,825	458,093

Production Technology Equipment — 0.6%
Axcelis Technologies, Inc.(a)	52,946	1,541,787
Brooks Automation, Inc.(b)	113,443	7,697,108
Cohu, Inc.	65,985	2,519,307
CyberOptics Corp.(a)(b)	11,978	271,781
Ichor Holdings Ltd.(a)	33,590	1,012,571
Maxeon Solar Technologies Ltd.(a)(b)	15,213	431,593
Onto Innovation, Inc.(a)	74,427	3,539,004
Photronics, Inc.(a)	99,012	1,104,974
Ultra Clean Holdings, Inc.(a)	62,816	1,956,718
Veeco Instruments, Inc.(a)(b)	73,548	1,276,793
Xperi Holding Corp.	162,136	3,388,642

		24,740,278
Publishing — 0.1%
Daily Journal Corp.(a)	1,917	774,468
Eros STX Global Corp.(a)	234,662	427,085
Gannett Co., Inc.(a)	190,581	640,352
Meredith Corp.	61,991	1,190,227
Scholastic Corp.	43,239	1,080,975
Tribune Publishing Co.	29,240	400,588

		4,513,695

Radio & TV Broadcasters — 0.4%
Entercom Communications Corp., Class A	200,233	494,576
Entravision Communications Corp., Class A	99,275	273,006
Gray Television, Inc.(a)	139,078	2,488,106
iHeartMedia, Inc., Class A(a)(b)	91,332	1,185,489
Liberty Media Corp.-Liberty Braves, Class A(a)(b)	17,659	439,179
Liberty Media Corp.-Liberty Braves, Class C(a)	57,856	1,439,457
MSG Networks, Inc., Class A(a)	45,407	669,299
Saga Communications, Inc., Class A	6,403	153,800
Sinclair Broadcast Group, Inc., Class A	70,697	2,251,700
TEGNA, Inc.	339,446	4,735,272

		14,129,884

Railroad Equipment — 0.1%
Greenbrier Cos., Inc.	52,183	1,898,418

Real Estate — 0.7%
Avalon GloboCare Corp.(a)	32,360	36,243
Cushman & Wakefield PLC(a)	176,956	2,624,257
eXp World Holdings, Inc.(a)	38,244	2,413,961
Griffin Industrial Realty, Inc.	3,737	233,563
Kennedy-Wilson Holdings, Inc.	192,035	3,435,506
Newmark Group, Inc., Class A	223,075	1,626,217
Realogy Holdings Corp.(a)	183,266	2,404,450
Redfin Corp.(a)(b)	155,498	10,671,828
Retail Value, Inc.	22,415	333,311
RMR Group, Inc., Class A	22,731	877,871

Security	Shares	Value

Real Estate (continued)
St. Joe Co.	52,013	$2,207,952
Stratus Properties, Inc.(a)	9,448	240,924
Tejon Ranch Co.(a)(b)	35,250	509,363

		27,615,446

Real Estate Investment Trusts (REITs) — 5.8%
Acadia Realty Trust	136,296	1,934,040
Agree Realty Corp.	84,441	5,622,082
Alexander & Baldwin, Inc.	113,207	1,944,896
Alexander’s, Inc.	3,225	894,454
Alpine Income Property Trust, Inc.	11,117	166,644
American Assets Trust, Inc.	81,318	2,348,464
American Finance Trust, Inc.	172,610	1,282,492
Anworth Mortgage Asset Corp.	164,420	445,578
Apollo Commercial Real Estate Finance, Inc.	208,493	2,328,867
Arbor Realty Trust, Inc.	176,720	2,505,890
Ares Commercial Real Estate Corp.	51,924	618,415
Armada Hoffler Properties, Inc.	94,696	1,062,489
ARMOUR Residential REIT, Inc.	101,001	1,089,801
Blackstone Mortgage Trust, Inc., Class A	209,688	5,772,711
Bluerock Residential Growth REIT, Inc.	37,023	469,081
Broadmark Realty Capital, Inc.	206,210	2,103,342
Broadstone Net Lease, Inc.	44,060	862,695
BRT Apartments Corp.	16,395	249,204
Capstead Mortgage Corp.	150,564	874,777
CareTrust REIT, Inc.	149,492	3,315,733
Catchmark Timber Trust, Inc., Class A	81,971	767,249
Centerspace	20,444	1,444,164
Chatham Lodging Trust	77,105	832,734
Cherry Hill Mortgage Investment Corp.	26,281	240,208
CIM Commercial Trust Corp.	19,931	283,817
City Office REIT, Inc.	70,741	691,140
Clipper Realty, Inc.	23,302	164,279
Colony Credit Real Estate, Inc.	129,290	969,675
Community Healthcare Trust, Inc.	32,973	1,553,358
CoreCivic, Inc.	192,276	1,259,408
CorEnergy Infrastructure Trust, Inc.	21,957	150,406
CTO Realty Growth, Inc.	9,994	421,347
DiamondRock Hospitality Co.	302,898	2,498,909
Diversified Healthcare Trust	378,711	1,560,289
Dynex Capital, Inc.	37,243	662,925
Easterly Government Properties, Inc.	126,698	2,869,710
EastGroup Properties, Inc.	61,668	8,513,884
Ellington Financial, Inc.	67,381	999,934
Ellington Residential Mortgage REIT	14,587	190,215
Essential Properties Realty Trust, Inc.	158,136	3,352,483
Farmland Partners, Inc.	33,202	288,857
Four Corners Property Trust, Inc.	109,582	3,262,256
Franklin Street Properties Corp.	174,237	761,416
Front Yard Residential Corp.	76,623	1,241,293
Geo Group, Inc.	181,328	1,606,566
Getty Realty Corp.	54,569	1,502,830
Gladstone Commercial Corp.	48,296	869,328
Gladstone Land Corp.	28,867	422,613
Global Medical REIT, Inc.	70,795	924,583
Global Net Lease, Inc.	144,461	2,476,062
Granite Point Mortgage Trust, Inc.	91,236	911,448
Great Ajax Corp.	35,257	368,788
Healthcare Realty Trust, Inc.	208,870	6,182,552
Hersha Hospitality Trust	57,690	455,174

90	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2020	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Real Estate Investment Trusts (REITs) (continued)
Independence Realty Trust, Inc.	152,026	$2,041,709
Industrial Logistics Properties Trust	101,577	2,365,728
Innovative Industrial Properties, Inc.	33,758	6,182,103
Invesco Mortgage Capital, Inc.	296,305	1,001,511
iStar, Inc.	117,313	1,742,098
Kite Realty Group Trust	129,705	1,940,387
KKR Real Estate Finance Trust, Inc.	47,718	855,107
Lexington Realty Trust	434,468	4,614,050
LTC Properties, Inc.	59,517	2,315,807
Mack-Cali Realty Corp.	133,818	1,667,372
MFA Financial, Inc.	693,674	2,698,392
Monmouth Real Estate Investment Corp.	145,144	2,513,894
National Health Investors, Inc.	67,890	4,695,951
National Storage Affiliates Trust	98,343	3,543,298
New Senior Investment Group, Inc.	121,530	629,525
New York Mortgage Trust, Inc.	606,986	2,239,778
NexPoint Residential Trust, Inc.	33,544	1,419,247
Office Properties Income Trust	76,693	1,742,465
One Liberty Properties, Inc.	25,572	513,230
Orchid Island Capital, Inc.	90,020	469,904
Pebblebrook Hotel Trust(b)	205,023	3,854,432
PennyMac Mortgage Investment Trust	154,744	2,721,947
Physicians Realty Trust	330,759	5,887,510
Piedmont Office Realty Trust, Inc., Class A	197,700	3,208,671
Plumas Bancorp	6,156	144,666
Plymouth Industrial REIT, Inc.	31,749	476,235
PotlatchDeltic Corp.	103,655	5,184,823
Preferred Apartment Communities, Inc., Class A	70,236	519,746
PS Business Parks, Inc., Class A	31,131	4,136,376
QTS Realty Trust, Inc., Class A	99,539	6,159,473
Ready Capital Corp.	63,195	786,778
Redwood Trust, Inc.	181,623	1,594,650
Retail Opportunity Investments Corp.	186,208	2,493,325
Retail Properties of America, Inc., Class A	335,089	2,868,362
RLJ Lodging Trust	258,562	3,658,652
RPT Realty	124,389	1,075,965
Sabra Health Care REIT, Inc.	324,131	5,630,156
Safehold, Inc.	27,411	1,987,023
Saul Centers, Inc.	19,884	629,925
Seritage Growth Properties, Class A(a)	51,252	752,379
Service Properties Trust	258,678	2,972,210
STAG Industrial, Inc.	233,276	7,306,204
Summit Hotel Properties, Inc.	161,099	1,451,502
Sunstone Hotel Investors, Inc.	340,314	3,855,758
Tanger Factory Outlet Centers, Inc.	140,542	1,399,798
Terreno Realty Corp.	103,982	6,083,987
TPG RE Finance Trust, Inc.	91,270	969,287
UMH Properties, Inc.	59,704	884,216
Uniti Group, Inc.	306,223	3,591,996
Universal Health Realty Income Trust	19,651	1,262,970
Urban Edge Properties	180,959	2,341,610
Urstadt Biddle Properties, Inc., Class A	49,093	693,684
Washington Real Estate Investment Trust	129,059	2,791,546
Western Asset Mortgage Capital Corp.	86,892	283,268
Whitestone REIT	63,460	505,776
Xenia Hotels & Resorts, Inc.	181,531	2,759,271

		224,707,288

Real Estate Management & Development — 0.1%
American Realty Investors, Inc.(a)	3,807	41,496
Bluegreen Vacations Holding Corp.	21,180	286,565
CorePoint Lodging, Inc.	68,397	470,571

Security	Shares	Value

Real Estate Management & Development (continued)
Fathom Holdings, Inc.(a)	7,107	$256,136
Forestar Group, Inc.(a)	27,683	558,643
Maui Land & Pineapple Co., Inc.(a)(b)	11,000	126,830
Rafael Holdings, Inc., Class B(a)	12,658	295,185
Transcontinental Realty Investors, Inc.(a)	2,104	50,728

		2,086,154

Recreational Vehicles & Boats — 0.3%
Camping World Holdings, Inc., Class A	51,449	1,340,247
LCI Industries	38,240	4,958,963
Malibu Boats, Inc., Class A(a)	32,075	2,002,763
Marine Products Corp.	12,431	180,747
MasterCraft Boat Holdings, Inc.(a)	31,312	777,790
Winnebago Industries, Inc.	48,847	2,927,889

		12,188,399

Rental & Leasing Services: Consumer — 0.3%
Avis Budget Group, Inc.(a)	83,064	3,098,287
Rent-A-Center, Inc.	73,471	2,813,204
WillScot Mobile Mini Holdings Corp.(a)(b)	253,086	5,864,003

		11,775,494

Restaurants — 1.3%
Biglari Holdings, Inc., Class B(a)	1,622	180,366
BJ’s Restaurants, Inc.	35,571	1,369,128
Bloomin’ Brands, Inc.	136,450	2,649,859
Brinker International, Inc.	70,742	4,001,875
Carrols Restaurant Group, Inc.(a)	57,151	358,908
Cheesecake Factory, Inc.	63,766	2,363,168
Cracker Barrel Old Country Store, Inc.	37,490	4,945,681
Dave & Buster’s Entertainment, Inc.	67,195	2,017,194
Del Taco Restaurants, Inc.(a)	37,883	343,220
Denny’s Corp.(a)(b)	100,661	1,477,703
Dine Brands Global, Inc.	24,131	1,399,598
El Pollo Loco Holdings, Inc.(a)	27,176	491,886
Fiesta Restaurant Group, Inc.(a)(b)	29,362	334,727
Jack in the Box, Inc.	35,608	3,304,422
Kura Sushi USA, Inc., Class A(a)(b)	5,130	100,035
Nathan’s Famous, Inc.	4,875	269,198
Noodles & Co.(a)	56,677	447,748
Papa John’s International, Inc.	51,613	4,379,363
Red Robin Gourmet Burgers, Inc.(a)	21,287	409,349
Ruth’s Hospitality Group, Inc.	53,544	949,335
Shake Shack, Inc., Class A(a)	55,332	4,691,047
Texas Roadhouse, Inc.	102,093	7,979,589
Wingstop, Inc.	46,829	6,207,184

		50,670,583

Scientific Instruments: Control & Filter — 0.7%
Arlo Technologies, Inc.(a)	126,679	986,830
Brady Corp., Class A	74,065	3,912,113
CIRCOR International, Inc.(a)	32,118	1,234,616
Energy Recovery, Inc.(a)	56,651	772,720
ESCO Technologies, Inc.	39,820	4,110,220
Gorman-Rupp Co.	26,829	870,601
Helios Technologies, Inc.	47,968	2,556,215
Napco Security Technologies, Inc.(a)	19,400	508,668
Resideo Technologies, Inc.(a)	222,632	4,733,156
Thermon Group Holdings, Inc.(a)	54,364	849,709
Watts Water Technologies, Inc., Class A	42,733	5,200,606
Wrap Technologies, Inc.(a)	20,387	98,469

		25,833,923

Scientific Instruments: Electrical — 0.6%
Allied Motion Technologies, Inc.	11,771	601,498

SERIES SCHEDULE OF INVESTMENTS	91

Schedule of Investments (continued) December 31, 2020	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Scientific Instruments: Electrical (continued)
Atkore International Group, Inc.(a)	72,906	$2,997,166
AZZ, Inc.	39,700	1,883,368
EnerSys	67,313	5,591,018
Franklin Electric Co., Inc.	71,543	4,951,491
Orion Energy Systems, Inc.(a)	44,492	439,136
Preformed Line Products Co.	5,183	354,724
Ultralife Corp.(a)	13,292	85,999
WESCO International, Inc.(a)(b)	77,462	6,080,767

		22,985,167

Scientific Instruments: Gauges & Meters — 0.4%
Badger Meter, Inc.	45,909	4,318,201
FARO Technologies, Inc.(a)	26,751	1,889,423
Itron, Inc.(a)	62,973	6,039,111
Luna Innovations, Inc.(a)	48,054	474,773
Mesa Laboratories, Inc.	7,658	2,195,089
Transcat, Inc.(a)	11,266	390,705
Vishay Precision Group, Inc.(a)	21,398	673,609

		15,980,911

Scientific Instruments: Pollution Control — 0.6%
CECO Environmental Corp.(a)	50,515	351,584
Covanta Holding Corp.	189,311	2,485,653
Darling Ingredients, Inc.(a)	251,709	14,518,575
Evoqua Water Technologies Corp.(a)	143,866	3,881,505
Heritage-Crystal Clean, Inc.(a)	25,186	530,669
Sharps Compliance Corp.(a)(b)	23,152	218,786
Team, Inc.(a)	48,265	526,089
US Ecology, Inc.	50,032	1,817,663

		24,330,524

Securities Brokerage & Services — 0.1%
BGC Partners, Inc., Class A	479,551	1,918,204
Siebert Financial Corp.(a)	12,682	53,265
StoneX Group, Inc.(a)	25,339	1,467,128

		3,438,597

Semiconductors & Components — 2.0%
Acacia Communications, Inc.(a)	60,994	4,450,122
Alpha & Omega Semiconductor Ltd.(a)	33,866	800,592
Amkor Technology, Inc.	151,465	2,284,092
Atomera, Inc.(a)	24,622	396,168
AXT, Inc.(a)(b)	63,934	611,848
CEVA, Inc.(a)	32,599	1,483,255
CMC Materials, Inc.	45,130	6,828,169
Diodes, Inc.(a)	67,289	4,743,875
DSP Group, Inc.(a)	36,248	601,354
FormFactor, Inc.(a)	119,625	5,146,268
Lattice Semiconductor Corp.(a)	213,707	9,792,055
MACOM Technology Solutions Holdings, Inc.(a)	73,646	4,053,476
MaxLinear, Inc.(a)	106,032	4,049,362
Pixelworks, Inc.(a)	64,296	181,315
Power Integrations, Inc.	92,667	7,585,721
Rambus, Inc.(a)	176,844	3,087,696
Semtech Corp.(a)	100,509	7,245,694
Silicon Laboratories, Inc.(a)	67,612	8,609,712
SiTime Corp.(a)(b)	14,795	1,656,004
SMART Global Holdings, Inc.(a)(b)	22,883	861,087
Vishay Intertechnology, Inc.	208,872	4,325,739

		78,793,604

Semiconductors & Semiconductor Equipment — 0.1%
Ambarella, Inc.(a)	52,161	4,789,423

Security	Shares	Value

Shipping — 0.4%
A-Mark Precious Metals, Inc.	7,684	$197,095
Diamond S Shipping, Inc.(a)(b)	45,170	300,832
Eagle Bulk Shipping, Inc.(a)(b)	9,716	184,604
Genco Shipping & Trading Ltd.	29,494	217,076
Golar LNG Ltd.(a)	140,624	1,355,615
International Seaways, Inc.	39,868	651,044
Matson, Inc.	67,178	3,827,131
Nordic American Tankers Ltd.	212,694	627,447
Safe Bulkers, Inc.(a)(b)	83,629	108,718
Scorpio Bulkers, Inc.	16,096	272,505
Scorpio Tankers, Inc.	76,924	860,780
SFL Corp. Ltd.	157,757	990,714
SITE Centers Corp.	228,574	2,313,169
Tidewater, Inc.(a)	67,412	582,440
Two Harbors Investment Corp.	406,604	2,590,067

		15,079,237

Software — 0.2%
Model N, Inc.(b)	55,207	1,969,786
Park City Group, Inc.	16,180	77,502
Qualys, Inc.(b)	52,969	6,455,332

		8,502,620

Specialty Retail — 2.4%
1-800-Flowers.com, Inc., Class A(a)	41,538	1,079,988
Aaron’s Co., Inc.(a)	54,881	1,040,544
Abercrombie & Fitch Co., Class A	94,964	1,933,467
Academy Sports & Outdoors, Inc.(a)	23,452	486,160
Alta Equipment Group. Inc.(a)	29,349	289,968
American Eagle Outfitters, Inc.	238,330	4,783,283
America’s Car-Mart, Inc.(a)	10,418	1,144,313
Asbury Automotive Group, Inc.(a)	30,258	4,409,801
At Home Group, Inc.(a)(b)	86,082	1,330,828
Bed Bath & Beyond, Inc.	199,939	3,550,917
BMC Stock Holdings, Inc.(a)	103,926	5,578,748
Boot Barn Holdings, Inc.(a)	45,495	1,972,663
Buckle, Inc.	44,307	1,293,764
Caleres, Inc.	57,985	907,465
Cato Corp., Class A	37,201	356,758
Chico’s FAS, Inc.	198,128	315,023
Children’s Place, Inc.	23,218	1,163,222
Citi Trends, Inc.	14,865	738,493
Conn’s, Inc.(a)	30,828	360,379
Container Store Group, Inc.(a)	30,185	287,965
Designer Brands, Inc., Class A	93,680	716,652
Envela Corp.(a)(b)	14,164	73,653
Express, Inc.(a)(b)	102,741	93,494
GameStop Corp., Class A(a)(b)	89,702	1,689,986
Genesco, Inc.(a)	23,619	710,696
Group 1 Automotive, Inc.	27,381	3,590,744
Guess?, Inc.(b)	58,114	1,314,539
Haverty Furniture Cos., Inc.	24,812	686,548
Hibbett Sports, Inc.(a)	26,529	1,225,109
Lands’ End, Inc.(a)	17,536	378,251
Lithia Motors, Inc., Class A	40,398	11,823,283
Lumber Liquidators Holdings, Inc.(a)	43,286	1,330,612
MarineMax, Inc.(a)	31,838	1,115,285
Michaels Cos., Inc.(a)	113,884	1,481,631
Monro, Inc.	50,202	2,675,767
Murphy USA, Inc.	41,987	5,494,839
National Vision Holdings, Inc.(a)	124,699	5,647,618
ODP Corp.	81,505	2,388,096
OneWater Marine, Inc., Class A(a)	11,627	338,229

92	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2020	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
RealReal, Inc.(a)	100,202	$1,957,947
Regis Corp.(a)	38,664	355,322
Sally Beauty Holdings, Inc.(a)	175,731	2,291,532
Shoe Carnival, Inc.	15,531	608,504
Sonic Automotive, Inc., Class A	36,611	1,412,086
Sportsman’s Warehouse Holdings, Inc.(a)	70,856	1,243,523
Stamps.com, Inc.(a)	26,849	5,267,505
Systemax, Inc.	21,028	754,695
Tilly’s, Inc., Class A	36,062	294,266
Urban Outfitters, Inc.(a)(b)	108,181	2,769,434
Zumiez, Inc.(a)	32,328	1,189,024

		93,942,619

Steel — 0.3%
Allegheny Technologies, Inc.(a)	194,698	3,265,085
Carpenter Technology Corp.	76,098	2,215,974
Olympic Steel, Inc.	14,995	199,883
Ryerson Holding Corp.(a)	27,174	370,653
Schnitzer Steel Industries, Inc., Class A	38,649	1,233,290
TimkenSteel Corp.(a)(b)	80,686	376,804
United States Steel Corp.	339,625	5,695,511

		13,357,200

Technology: Miscellaneous — 0.3%
Benchmark Electronics, Inc.	58,043	1,567,741
CTS Corp.	48,687	1,671,425
Fabrinet(a)	57,610	4,469,960
Kimball Electronics, Inc.(a)	41,083	656,917
Plexus Corp.(a)	44,820	3,505,372

		11,871,415

Telecommunications Equipment — 0.3%
Akoustis Technologies, Inc.(b)	50,773	620,954
Applied Optoelectronics, Inc.(b)	31,447	267,614
CalAmp Corp.	56,214	557,643
Cambium Networks Corp.	8,476	212,578
Clearfield, Inc.(b)	17,213	425,505
Knowles Corp.(b)	143,068	2,636,743
Viavi Solutions, Inc.	356,768	5,342,601
Vocera Communications, Inc.	51,759	2,149,551

		12,213,189

Textile Products — 0.0%
Interface, Inc.	87,070	914,235
Unifi, Inc.(a)	23,703	420,491

		1,334,726

Textiles Apparel & Shoes — 0.9%
Crocs, Inc.(a)	103,605	6,491,889
Deckers Outdoor Corp.(a)	43,797	12,560,104
Fossil Group, Inc.(a)	78,740	682,676
G-III Apparel Group Ltd.(a)(b)	68,561	1,627,638
Kontoor Brands, Inc.(a)	80,760	3,275,626
Lakeland Industries, Inc.(a)(b)	12,644	344,549
Oxford Industries, Inc.	25,982	1,702,081
Rocky Brands, Inc.	11,451	321,430
Steven Madden Ltd.	130,000	4,591,600
Superior Group of Cos., Inc.	17,077	396,869
Vera Bradley, Inc.(a)	33,970	270,401
Weyco Group, Inc.	10,263	162,566
Wolverine World Wide, Inc.	125,189	3,912,156

		36,339,585

Thrifts & Mortgage Finance — 0.1%
Greenlane Holdings, Inc., Class A(a)	13,787	54,597

Security	Shares	Value

Thrifts & Mortgage Finance (continued)
Partners Bancorp	11,079	$72,013
Turning Point Brands, Inc.(b)	18,850	839,956
Universal Corp.	38,769	1,884,561
Vector Group Ltd.	217,740	2,536,671

		5,387,798

Toys — 0.0%
Funko, Inc., Class A(a)	36,987	383,925

Transportation Miscellaneous — 0.2%
Costamare, Inc.	72,240	598,147
Echo Global Logistics, Inc.(a)	41,046	1,100,854
General Finance Corp.(a)	18,632	158,558
Hub Group, Inc., Class A(a)	51,782	2,951,574
Textainer Group Holdings Ltd.(a)(b)	75,005	1,438,596

		6,247,729

Truckers — 0.5%
ArcBest Corp.	39,936	1,704,069
Covenant Logistics Group, Inc., Class A(a)	20,658	305,945
Daseke, Inc.(a)(b)	77,092	447,905
Forward Air Corp.	41,994	3,226,819
FRP Holdings, Inc.(a)	11,650	530,657
Heartland Express, Inc.	76,837	1,390,750
Marten Transport Ltd.	92,623	1,595,894
PAM Transportation Services, Inc.(a)	3,247	159,103
Saia, Inc.(a)	41,049	7,421,659
Universal Logistics Holdings, Inc.	12,578	258,981
US Xpress Enterprises, Inc., Class A(a)	35,947	245,877
Werner Enterprises, Inc.	96,489	3,784,299

		21,071,958

Utilities: Electrical — 1.4%
ALLETE, Inc.	82,201	5,091,530
Atlantic Power Corp.(a)	128,069	268,945
Avista Corp.	106,840	4,288,558
Black Hills Corp.	97,323	5,980,498
Brookfield Renewable Corp., Class A	161,797	9,427,911
Clearway Energy, Inc., Class A	55,732	1,646,881
Clearway Energy, Inc., Class C	129,079	4,121,492
Genie Energy Ltd., Class B	23,758	171,295
MGE Energy, Inc.	57,454	4,023,504
NorthWestern Corp.	79,955	4,662,176
Otter Tail Corp.	62,579	2,666,491
PNM Resources, Inc.	123,081	5,973,121
Portland General Electric Co.	140,550	6,011,323
Spark Energy, Inc., Class A	18,805	179,964
Unitil Corp.	24,067	1,065,446

		55,579,135

Utilities: Gas Distributors — 0.6%
Chesapeake Utilities Corp.	25,668	2,777,534
New Jersey Resources Corp.	147,754	5,252,655
Northwest Natural Holding Co.	47,176	2,169,624
RGC Resources, Inc.	12,025	285,955
South Jersey Industries, Inc.	158,858	3,423,390
Southwest Gas Holdings, Inc.	87,267	5,301,470
Spire, Inc.(b)	78,454	5,024,194

		24,234,822

Utilities: Miscellaneous — 0.2%
Brookfield Infrastructure Corp., Class A	49,525	3,580,657
Ormat Technologies, Inc.(b)	63,392	5,723,030

		9,303,687

SERIES SCHEDULE OF INVESTMENTS	93

Schedule of Investments (continued) December 31, 2020	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Utilities: Telecommunications — 1.0%
8x8, Inc.(a)(b)	164,943	$5,685,585
Alaska Communications Systems Group, Inc.	73,759	272,171
ATN International, Inc.	16,240	678,182
Boingo Wireless, Inc.(a)	65,102	828,097
Cincinnati Bell, Inc.(a)	79,483	1,214,500
Cogent Communications Holdings, Inc.	66,949	4,008,237
Consolidated Communications Holdings, Inc.(a)	118,584	579,876
GTT Communications, Inc.(a)(b)	56,567	201,944
IDT Corp., Class B(a)	29,085	359,491
Iridium Communications, Inc.(a)	185,313	7,287,434
j2 Global, Inc.(a)	67,581	6,601,988
ORBCOMM, Inc.(a)	122,467	908,705
Shenandoah Telecommunications Co.	75,740	3,275,755
Spok Holdings, Inc.	28,026	311,929
Vonage Holdings Corp.(a)	365,140	4,701,178

		36,915,072

Utilities: Water — 0.4%
American States Water Co.	58,333	4,638,057
Artesian Resources Corp., Class A	13,005	482,225
California Water Service Group	77,961	4,212,233
Consolidated Water Co. Ltd.	24,989	301,118
Global Water Resources, Inc.	19,411	279,713
Middlesex Water Co.	26,020	1,885,669
Pure Cycle Corp.(a)(b)	31,022	348,377
SJW Group	41,020	2,845,147
York Water Co.	21,525	1,003,065

		15,995,604

Total Common Stocks — 99.5% (Cost: $2,785,277,721)		3,874,160,393

Investment Companies

Equity Funds — 0.2%
iShares Russell 2000 ETF(b)(e)	43,849	8,597,035

Total Investment Companies — 0.2% (Cost: $6,991,776)		8,597,035

Total Long-Term Investments —99.7% (Cost: $2,792,269,497)		3,882,757,428

Security	Shares	Value

Short-Term Securities

Money Market Funds — 7.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.21%(e)(f)(g)	294,059,760	$294,236,196
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.05%(e)(f)	14,601,134	14,601,134

Total Short-Term Securities —7.9% (Cost: $308,674,817)		308,837,330

Total Investments — 107.6% (Cost: $3,100,944,314)		4,191,594,758

Liabilities in Excess of Other Assets — (7.6)%		(296,376,597)

Net Assets — 100.0%		$3,895,218,161

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Affiliate of the Series.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

94	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2020	Master Small Cap Index Series

Affiliates

Investments in issuers considered to be affiliate(s) of the Series during the year ended December 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares Held at 12/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$391,585,616	$—	$(97,439,927	)(a)	$(23,954)	$114,461	$294,236,196	294,059,761	$4,951,387	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	28,859,257	—	(14,258,123	)(a)	—	—	14,601,134	14,601,134	157,331		—
iShares Russell 2000 ETF	16,140,400	118,537,057	(129,295,983)		3,724,232	(508,671)	8,597,035	43,849	192,391		—
PennyMac Financial Services, Inc.(c)	107,634	3,160,148	(623,956)		160,703	(40,446)	N/A	N/A	22,927		—
PennyMac Mortgage Investment Trust(c)	2,987,774	444,327	(266,510)		(65,600)	(389,013)	N/A	N/A	244,676		—

					$3,795,381	$(823,669)	$317,434,365		$5,568,712		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer an affiliate.

For Series compliance purposes, the Series’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini Index	207	03/19/21	$20,439	$192,730

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long	Monthly	Goldman Sachs Bank USA(b)	02/27/23	$968,442	$28,048	(c)	$993,128	0.0	%(d)
	Monthly	JPMorgan Chase Bank N.A.(e)	02/08/23	726,153	122,708	(f)	845,561	0.0	(d)

				$1,694,595	$150,756		$1,838,689

(a)

The Series receives the total return on a portfolio of long positions underlying the total return swap. In addition, the Series pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $3,362 of net dividends and financing fees.
(d)	Rounds to less than 0.1%.
(f)	Amount includes $3,300 of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(e)
Range:	65 basis points	65 basis points
Benchmarks:	USD - 1D Overnight Fed Funds Effective Rate (FEDL01)	USD - 1D Overnight Bank Funding Rate (OBFR01)

SERIES SCHEDULE OF INVESTMENTS	95

Schedule of Investments (continued) December 31, 2020	Master Small Cap Index Series

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Goldman Sachs Bank USA as of period end, termination date February 27, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Banks: Diversified
Central Pacific Financial Corp.	3,801	$72,257	7.3%
Hanmi Financial Corp.	9,366	106,210	10.7
Simmons First National Corp., Class A	3,656	78,933	7.9
United Community Banks, Inc.	3,361	95,587	9.6

		352,987

Banks: Savings, Thrift & Mortgage Lending
Homestreet, Inc.	2,701	91,159	9.2

Diversified Retail
Macy’s, Inc.	6,176	69,480	7.0

Electronic Components
Acacia Research Corp.	72,495	285,630	28.8

Insurance: Life
American Equity Investment Life Holding Co.	2,517	69,620	7.0

Insurance: Multi-Line
PICO Holdings, Inc.	13,289	124,252	12.5

Net Value of Reference Entity — Goldman Sachs Bank USA		$993,128

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination date February 8, 2023:

Security	Shares	Value	% of Basket Value
Reference Entity — Long

Common Stocks

Banks: Diversified
Banner Corp.	131	$6,103	0.7%
Central Pacific Financial Corp.	6,077	115,524	13.7
Hanmi Financial Corp.	7,638	86,615	10.2
United Community Banks, Inc.	3,589	102,071	12.1

		310,313

Computer Services Software & Systems
Mitek Systems, Inc.	19,025	338,265	40.0

Insurance: Property-Casualty
ProAssurance Corp.	6,734	119,798	14.2

Leisure Time
Clarus Corp.	5,012	77,185	9.1

Net Value of Reference Entity — JPMorgan Chase Bank N.A		$845,561

Balances Reported in the Statement of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$—	$150,756	$—

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$192,730	$—	$—	$—	$192,730
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	150,756	—	—	—	150,756

	$—	$—	$343,486	$—	$—	$—	$343,486

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Series Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

96	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2020	Master Small Cap Index Series

For the year ended December 31, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(1,383,705)	$—	$—	$—	$(1,383,705)
Swaps	—	—	(289,104)	—	—	—	(289,104)

	$—	$—	$(1,672,809)	$—	$—	$—	$(1,672,809)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$109,329	$—	$—	$—	$109,329
Swaps	—	—	128,446	—	—	—	128,446

	$—	$—	$237,775	$—	$—	$—	$237,775

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$26,952,390
Total return swaps
Average notional value	$4,383,472

For more information about the Series’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Series’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$—	$16,723
Swaps — OTC(a)	150,756	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	150,756	16,723

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(16,723)

Total derivative assets and liabilities subject to an MNA	$150,756	$—

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following table presents the Series’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Series:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(a)
Goldman Sachs Bank USA	$28,048	$—	$—	$—	$28,048
JPMorgan Chase Bank N.A.	122,708	—	—	—	122,708

	$150,756	$—	$—	$—	$150,756

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.

SERIES SCHEDULE OF INVESTMENTS	97

Schedule of Investments (continued) December 31, 2020	Master Small Cap Index Series

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Series’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Series’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Series’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Advertising Agencies	$13,160,048	$—	$—	$13,160,048
Aerospace	36,331,358	—	—	36,331,358
Agriculture, Fishing & Ranching	13,771,838	—	—	13,771,838
Air Transport	17,323,056	—	—	17,323,056
Alternative Energy	8,012,835	—	—	8,012,835
Aluminum	14,663,189	—	—	14,663,189
Asset Management & Custodian	35,077,795	—	—	35,077,795
Auto Parts	41,247,050	—	—	41,247,050
Auto Services	7,174,932	—	—	7,174,932
Back Office Support, HR & Consulting	55,242,194	—	—	55,242,194
Banks: Diversified	290,489,154	—	—	290,489,154
Banks: Savings, Thrift & Mortgage Lending	42,013,736	—	—	42,013,736
Beverage: Soft Drinks	10,740,121	—	—	10,740,121
Biotechnology	416,033,947	—	67,794	416,101,741
Building Materials	40,039,208	—	—	40,039,208
Building: Climate Control	7,310,220	—	—	7,310,220
Building: Roofing, Wallboard & Plumbing	7,418,291	—	—	7,418,291
Cable Television Services	5,890,158	—	—	5,890,158
Casinos & Gambling	55,934,259	—	—	55,934,259
Cement	1,107,361	—	—	1,107,361
Chemicals: Diversified	23,291,954	—	—	23,291,954
Chemicals: Specialty	30,864,577	—	—	30,864,577
Coal	3,327,061	—	—	3,327,061
Commercial Banks	511,097	—	—	511,097
Commercial Finance & Mortgage Companies	12,687,503	—	—	12,687,503
Commercial Services & Supplies	2,203,799	—	—	2,203,799
Commercial Services: Rental & Leasing	31,584,805	—	—	31,584,805
Commercial Vehicles & Parts	13,092,474	—	—	13,092,474
Communications Technology	34,944,382	—	—	34,944,382
Computer Services Software & Systems	288,088,802	—	—	288,088,802
Computer Technology	18,434,351	—	—	18,434,351
Construction	16,725,146	—	—	16,725,146
Consumer Electronics	7,150,252	—	—	7,150,252
Consumer Lending	25,427,300	—	—	25,427,300
Consumer Services: Miscellaneous	11,123,359	—	—	11,123,359
Containers & Packaging	9,064,616	—	—	9,064,616
Cosmetics	3,630,834	—	—	3,630,834
Diversified Financial Services	35,984,101	—	—	35,984,101
Diversified Manufacturing Operations	20,214,043	—	—	20,214,043
Diversified Materials & Processing	7,579,777	—	—	7,579,777
Diversified Media	1,547,823	—	—	1,547,823
Diversified Retail	30,003,064	—	—	30,003,064
Drug & Grocery Store Chains	4,236,824	—	—	4,236,824
Education Services	14,639,987	—	—	14,639,987
Electronic Components	20,836,465	—	—	20,836,465
Electronic Entertainment	2,842,054	—	—	2,842,054
Electronics	23,548,121	—	—	23,548,121
Energy Equipment	41,302,359	—	—	41,302,359
Engineering & Contracting Services	42,256,707	—	—	42,256,707
Entertainment	5,191,895	—	—	5,191,895
Environmental, Maintenance, & Security Service	22,912,259	—	—	22,912,259
Financial Data & Systems	21,730,138	—	—	21,730,138
Food & Staples Retailing	203,654	—	—	203,654

98	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2020	Master Small Cap Index Series

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Foods	$49,411,002	$—	$—	$49,411,002
Forest Products	8,036,312	—	—	8,036,312
Forms & Bulk Printing Services	2,866,145	—	—	2,866,145
Fruit & Grain Processing	914,752	—	—	914,752
Funeral Parlors & Cemeteries	6,878,297	—	—	6,878,297
Gas Pipeline	90,719	—	—	90,719
Glass	1,233,651	—	—	1,233,651
Gold	8,141,012	—	—	8,141,012
Health Care Equipment & Supplies	1,247,019	—	—	1,247,019
Health Care Facilities	25,858,055	—	—	25,858,055
Health Care Management Services	12,467,810	—	—	12,467,810
Health Care Services	84,372,836	—	—	84,372,836
Health Care: Miscellaneous	8,661,182	—	—	8,661,182
Home Building	43,677,186	—	—	43,677,186
Hotel/Motel	4,463,690	—	—	4,463,690
Household Appliances	952,156	—	—	952,156
Household Equipment & Products	14,171,521	—	—	14,171,521
Household Furnishings	22,780,486	—	—	22,780,486
Insurance: Life	19,161,024	—	—	19,161,024
Insurance: Multi-Line	17,600,272	—	—	17,600,272
Insurance: Property-Casualty	67,193,699	—	—	67,193,699
International Trade & Diversified Logistic	3,731,363	—	—	3,731,363
Internet Software & Services	4,487,149	—	—	4,487,149
Leisure Time	52,100,330	—	—	52,100,330
Life Sciences Tools & Services	412,404	—	—	412,404
Luxury Items	2,679,035	—	—	2,679,035
Machinery: Agricultural	4,865,056	—	—	4,865,056
Machinery: Construction & Handling	8,037,946	—	—	8,037,946
Machinery: Industrial	57,307,409	—	—	57,307,409
Machinery: Specialty	3,860,355	—	—	3,860,355
Manufactured Housing	5,074,196	—	—	5,074,196
Medical & Dental Instruments & Supplies	88,772,025	—	—	88,772,025
Medical Equipment	62,178,377	—	—	62,178,377
Medical Services	2,645,077	—	—	2,645,077
Metal Fabricating	34,304,030	—	—	34,304,030
Metals & Minerals: Diversified	30,625,747	28,105	—	30,653,852
Office Supplies & Equipment	14,293,788	—	—	14,293,788
Oil & Gas Producers	1,463,002	—	—	1,463,002
Oil Well Equipment & Services	19,949,689	—	—	19,949,689
Oil, Gas & Consumable Fuels	24,652,963	—	—	24,652,963
Oil: Crude Producers	33,966,299	—	—	33,966,299
Oil: Refining & Marketing	12,759,942	—	—	12,759,942
Paints & Coatings	7,756,662	—	—	7,756,662
Paper	8,662,353	—	—	8,662,353
Personal Care	10,945,796	—	—	10,945,796
Pharmaceuticals	92,899,606	—	—	92,899,606
Photography	1,550,356	—	—	1,550,356
Plastics	3,067,172	—	—	3,067,172
Power Transmission Equipment	8,941,114	—	—	8,941,114
Printing & Copying Services	7,037,892	—	—	7,037,892
Producer Durables: Miscellaneous	458,093	—	—	458,093
Production Technology Equipment	24,740,278	—	—	24,740,278
Publishing	4,513,695	—	—	4,513,695
Radio & TV Broadcasters	14,129,884	—	—	14,129,884
Railroad Equipment	1,898,418	—	—	1,898,418
Real Estate	27,615,446	—	—	27,615,446
Real Estate Investment Trusts (REITs)	224,707,288	—	—	224,707,288
Real Estate Management & Development	2,086,154	—	—	2,086,154
Recreational Vehicles & Boats	12,188,399	—	—	12,188,399
Rental & Leasing Services: Consumer	11,775,494	—	—	11,775,494
Restaurants	50,670,583	—	—	50,670,583
Scientific Instruments: Control & Filter	25,833,923	—	—	25,833,923
Scientific Instruments: Electrical	22,985,167	—	—	22,985,167

SERIES SCHEDULE OF INVESTMENTS	99

Schedule of Investments (continued) December 31, 2020	Master Small Cap Index Series

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Scientific Instruments: Gauges & Meters	$15,980,911	$—	$—	$15,980,911
Scientific Instruments: Pollution Control	24,330,524	—	—	24,330,524
Securities Brokerage & Services	3,438,597	—	—	3,438,597
Semiconductors & Components	78,793,604	—	—	78,793,604
Semiconductors & Semiconductor Equipment	4,789,423	—	—	4,789,423
Shipping	15,079,237	—	—	15,079,237
Software	8,502,620	—	—	8,502,620
Specialty Retail	93,942,619	—	—	93,942,619
Steel	13,357,200	—	—	13,357,200
Technology: Miscellaneous	11,871,415	—	—	11,871,415
Telecommunications Equipment	12,213,189	—	—	12,213,189
Textile Products	1,334,726	—	—	1,334,726
Textiles Apparel & Shoes	36,339,585	—	—	36,339,585
Thrifts & Mortgage Finance	5,387,798	—	—	5,387,798
Toys	383,925	—	—	383,925
Transportation Miscellaneous	6,247,729	—	—	6,247,729
Truckers	21,071,958	—	—	21,071,958
Utilities: Electrical	55,579,135	—	—	55,579,135
Utilities: Gas Distributors	24,234,822	—	—	24,234,822
Utilities: Miscellaneous	9,303,687	—	—	9,303,687
Utilities: Telecommunications	36,915,072	—	—	36,915,072
Utilities: Water	15,995,604	—	—	15,995,604
Investment Companies	8,597,035	—	—	8,597,035
Short-Term Securities
Money Market Funds	308,837,330	—	—	308,837,330

	$4,191,498,859	$28,105	$67,794	$4,191,594,758

Derivative Financial Instruments(a)
Assets
Equity Contracts	$192,730	$150,756	$—	$343,486

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

100	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2020

Master Small Cap Index Series

ASSETS
Investments at value — unaffiliated(a)(b)	$3,874,160,393
Investments at value — affiliated(c)	317,434,365
Cash	38,183
Cash pledged for futures contracts	976,000
Receivables:
Investments sold	483,147
Securities lending income — affiliated	285,991
Swaps	13,931
Dividends — unaffiliated	3,387,878
Dividends — affiliated	889
Unrealized appreciation on OTC swaps	150,756
Prepaid expenses	20,830

Total assets	4,196,952,363

LIABILITIES
Collateral on securities loaned at value	294,132,190
Payables:
Swaps	21,385
Withdrawal to investor	7,367,848
Investment advisory fees	31,076
Directors’ fees	6,706
Other accrued expenses	131,656
Other affiliates	26,618
Variation margin on futures contracts	16,723

Total liabilities	301,734,202

NET ASSETS	$3,895,218,161

NET ASSETS CONSIST OF
Investors’ capital	$2,804,224,231
Net unrealized appreciation (depreciation)	1,090,993,930

NET ASSETS	$3,895,218,161

(a) Investments at cost — unaffiliated	$2,785,277,721
(b) Securities loaned at value	$282,942,566
(c) Investments at cost — affiliated	$315,666,593

See notes to financial statements.

SERIES FINANCIAL STATEMENTS	101

Statement of Operations

Year Ended December 31, 2020

Master Small Cap Index Series

INVESTMENT INCOME
Dividends — unaffiliated	$36,034,621
Dividends — affiliated	617,325
Interest — unaffiliated	4,964
Securities lending income — affiliated — net	4,951,387
Foreign taxes withheld	(70,792)

Total investment income	41,537,505

EXPENSES
Investment advisory	314,926
Custodian	287,683
Professional	74,306
Accounting services	45,563
Printing and postage	29,381
Directors	19,038
Miscellaneous	26,938

Total expenses	797,835
Less:
Fees waived and/or reimbursed by the Manager	(21,188)

Total expenses after fees waived and/or reimbursed	776,647

Net investment income	40,760,858

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	14,408,052
Investments — affiliated	3,795,381
Futures contracts	(1,383,705)
Swaps	(289,104)

16,530,624

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	634,399,676
Investments — affiliated	(823,669)
Futures contracts	109,329
Swaps	128,446

633,813,782

Net realized and unrealized gain	650,344,406

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$691,105,264

See notes to financial statements.

102	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	Master Small Cap Index Series
	Year Ended December 31,
	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$40,760,858	$43,172,245
Net realized gain	16,530,624	74,722,675
Net change in unrealized appreciation	633,813,782	518,108,964

Net increase in net assets resulting from operations	691,105,264	636,003,884

CAPITAL TRANSACTIONS
Proceeds from contributions	935,046,677	1,078,306,760
Value of withdrawals	(1,056,617,358)	(698,357,321)

Net increase (decrease) in net assets derived from capital transactions	(121,570,681)	379,949,439

NET ASSETS
Total increase in net assets	569,534,583	1,015,953,323
Beginning of year	3,325,683,578	2,309,730,255

End of year	$3,895,218,161	$3,325,683,578

See notes to financial statements.

SERIES FINANCIAL STATEMENTS	103

Financial Highlights

	Master Small Cap Index Series

	Year Ended December 31,
	2020	2019	2018	2017	2016

Total Return
Total return	20.08%	25.70%	(10.96)%	14.69%	21.49%

Ratios to Average Net Assets
Total expenses	0.03%	0.02%	0.03%	0.06%	0.07	%(a)

Total expenses after fees waived and/or reimbursed	0.02%	0.02%	0.03%	0.05%	0.06	%(a)

Net investment income	1.29%	1.49%	1.49%	1.41%	1.49	%(a)

Supplemental Data
Net assets, end of year (000)	$3,895,218	$3,325,684	$2,309,730	$1,278,155	$666,690

Portfolio turnover rate	27%	20%	28%	30%	39%

(a)	Excludes expenses incurred indirectly of 0.01% as a result of the Series’ investments in underlying funds.

See notes to financial statements.

104	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

Quantitative Master Series LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Master LLC is organized as a Delaware statutory trust. Master Small Cap Index Series (“the “Series”) is a series of the Master LLC. The Series is classified as diversified. The Series’ Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests, subject to certain limitations.

The Series, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Series is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Series is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

ForeignTaxes: The Series may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Series invests. These foreign taxes, if any, are paid by the Series and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2020, if any, are disclosed in the Statement of Assets and Liabilities.

Segregation and Collateralization: In cases where the Series enters into certain investments (e.g., futures contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Series may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Series may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Series enters into contracts that contain a variety of representations that provide general indemnification. The Series’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Series, which cannot be predicted with any certainty.

Other: Expenses directly related to the Series are charged to the Series. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Series’ investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Series is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Series determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Series’ assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”).

Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be

SERIES NOTES TO FINANCIAL STATEMENTS	105

Notes to Financial Statements   (continued)

reflected in the computation of the Series’ net assets. Each business day, the Series uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Series might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Series. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Series is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Series could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Series has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The

106	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Series may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Series collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Series is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Series and any additional required collateral is delivered to the Series, or excess collateral returned by the Series, on the next business day. During the term of the loan, the Series is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Series’ Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value - unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Series under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Series, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Series can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Series’ securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount(b)
Barclays Capital, Inc.	$5,845,477	$(5,845,477)	$—
BNP Paribas Securities Corp.	1,104,876	(1,104,876)	—
BofA Securities, Inc.	25,536,634	(25,536,634)	—
Citadel Clearing LLC	416,323	(416,018)	305
Citigroup Global Markets, Inc.	66,822,671	(66,822,671)	—
Credit Suisse Securities (USA) LLC	6,838,570	(6,838,570)	—
J.P. Morgan Securities LLC	126,755,401	(126,755,401)	—
Jefferies LLC	2,160,364	(2,160,364)	—
Nomura Securities International, Inc.	77,896	(77,896)	—
Scotia Capital (USA), Inc.	2,125,437	(2,125,437)	—
State Street Bank & Trust Company	2,586,985	(2,586,985)	—
TD Prime Services LLC	11,380,788	(11,380,788)	—
Wells Fargo Bank, National Association	22,696,996	(22,696,996)	—
Wells Fargo Securities LLC	8,594,148	(8,594,148)	—

	$282,942,566	$(282,942,261)	$305

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Series is disclosed in the Series’s Statement of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of December 31, 2020. Additional collateral is delivered to the Series on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Series benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Series could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Series.

SERIES NOTES TO FINANCIAL STATEMENTS	107

Notes to Financial Statements   (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Series engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Series and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Series and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Series is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Series and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Series’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Series’ counterparty on the swap. The Series is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Series is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Series receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Series has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Series and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Series and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

108	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Series may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Series and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Series and the counterparty.

Cash collateral that has been pledged to cover obligations of the Series and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Series, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Series. Any additional required collateral is delivered to/pledged by the Series on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Series generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Series from the counterparties are not fully collateralized, the Series bears the risk of loss from counterparty non-performance. Likewise, to the extent the Series has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Series bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Master LLC, on behalf of the Series, entered into an Investment Advisory Agreement with the Manager, the Series’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Series’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Series.

For such services, the Series pays the Manager a monthly fee at an annual rate equal to 0.01% of the average daily value of the Series’ net assets.

For the year ended December 31, 2020, the Series reimbursed the Manager for certain accounting services, which is included in accounting services in the Statement of Operations. The reimbursements were $36,648.

With respect to the Series, the Manager entered into a sub-advisory agreement with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA for services it provides for that portion of the Series for which BFA acts as sub-adviser a monthly fee that is equal to a percentage of the investment advisory fees paid by the Series to the Manager.

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Series pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Series, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Series. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to April 29, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2020, the amount waived was $19,456.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Series’ assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Series. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2020, the Manager waived $1,732 in investment advisory fees pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Series’ business (“expense limitation”). The expense limitation as a percentage of average daily net assets is 0.07%.

SERIES NOTES TO FINANCIAL STATEMENTS	109

Notes to Financial Statements   (continued)

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Series. For the year ended December 31, 2020, there were no investment advisory fees waived and/or reimbursed by the Manager pursuant to this agreement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Series, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Series is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Series bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Series retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Series retains 75% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Series, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Series is shown as securities lending income — affiliated – net in the Statement of Operations. For the year ended December 31, 2020, the Series paid BTC $1,540,434 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Series may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Series’ investment policies and restrictions. The Series is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2020, the Series did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of Master LLC are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Series may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Series Name	Purchases	Sales	Net Realized Gain (Loss)
Master Small Cap Index Series	$87,118,814	$232,302,729	$81,289,824

7.	PURCHASES AND SALES

For the year ended December 31, 2020, purchases and sales of investments, excluding short-term investments, were $858,831,888 and $911,299,234, respectively.

8.	INCOME TAX INFORMATION

The Series is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Series is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no U.S. federal income tax provision is required. It is intended that the Series’ assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Series files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Series’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

110	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

Management has analyzed tax laws and regulations and their application to the Series as of December 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Series’ financial statements.

As of December 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Master Small Cap Index Series
Tax cost	$3,173,619,985

Gross unrealized appreciation	$1,298,175,344
Gross unrealized depreciation	(279,899,059)

Net unrealized appreciation (depreciation)	$1,018,276,285

9.	BANK BORROWINGS

The Master LLC, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Series may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Series, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2020, the Series did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Series invests in securities or other instruments and may enter into certain transactions, and such activities subject the Series to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Series and its investments. The Series’ prospectus provides details of the risks to which the Series is subject.

The Series may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Series may invest in illiquid investments. An illiquid investment is any investment that the Series reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Series may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Series’ NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Series may lose value, regardless of the individual results of the securities and other instruments in which the Series invests.

The price the Series could receive upon the sale of any particular portfolio investment may differ from the Series’ valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Series’ results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Series, and the Series could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Series’ ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Series may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Series manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Series to market, issuer and counterparty credit risks, consist principally of financial instruments and

SERIES NOTES TO FINANCIAL STATEMENTS	111

Notes to Financial Statements   (continued)

receivables due from counterparties. The extent of the Series’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Series.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Series since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Series does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Series.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Series’ portfolio are disclosed in its Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Series may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Series is uncertain.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Series through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

112	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Investors of Master Small Cap Index Series and the Board of Directors of Quantitative Master Series LLC:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Master Small Cap Index Series of Quantitative Master Series LLC (the “Fund”), including the schedule of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2021

We have served as the auditor of one or more BlackRock investment companies since 1992.

SERIES REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	113

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock FundsSM (the “Trust”), BlackRock Index Funds, Inc. and Quantitative Master Series LLC (the “Corporations”) have adopted and implemented a liquidity risk management program (the “Program”) for iShares Municipal Bond Index Fund, iShares Short-Term TIPS Bond Index Fund, iShares MSCI EAFE International Index Fund, iShares Russell 2000 Small-Cap Index Fund and Master Small Cap Index Series (the “Funds”), each a series of the Trust or the respective Corporation, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Directors of the Corporations and the Board of Trustees of the Trust (collectively referred to herein as the “Board”), on behalf of the respective Funds, met on November 10-11 / 18-19, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus outbreak on the Funds and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

114	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Director (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	33 RICs consisting of 159 Portfolios	None

Bruce R. Bond 1946	Director (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	33 RICs consisting of 159 Portfolios	None

Susan J. Carter 1956	Director (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019.	33 RICs consisting of 159 Portfolios	None

Collette Chilton 1958	Director (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	33 RICs consisting of 159 Portfolios	None

Neil A. Cotty 1954	Director (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	33 RICs consisting of 159 Portfolios	None

Lena G. Goldberg 1949	Director (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	33 RICs consisting of 159 Portfolios	None

DIRECTOR AND OFFICER INFORMATION	115

Director and Officer Information  (continued)

Independent Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Henry R. Keizer 1956	Director (Since 2019)

Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.

			33 RICs consisting of 159 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; WABCO (commercial vehicle safety systems); Sealed Air Corp. (packaging)

Cynthia A. Montgomery 1952	Director (Since 2007)	Professor, Harvard Business School since 1989.	33 RICs consisting of 159 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Donald C. Opatrny 1952	Director (Since 2019)

Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.

			33 RICs consisting of 159 Portfolios	None

Joseph P. Platt 1947	Director (Since 2007)

General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.

			33 RICs consisting of 159 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Kenneth L. Urish 1951	Director (Since 2007)

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter- Tel from 2006 to 2007.

			33 RICs consisting of 159 Portfolios	None

116	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Independent Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Claire A. Walton 1957	Director (Since 2016)

Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.

			33 RICs consisting of 159 Portfolios	None

Interested Directors(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Director (Since 2018)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

			117 RICs consisting of 267 Portfolios	None

John M. Perlowski(e) 1964	Director (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	118 RICs consisting of 268 Portfolios	None
(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/Corporations based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

DIRECTOR AND OFFICER INFORMATION	117

Director and Officer Information  (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Thomas Callahan 1968	Vice President (Since 2016)

Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.

Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Trust/Corporation serve at the pleasure of the Board.

Further information about the Trust’s/Corporations’ Directors and Officers is available in the Trust’s/Corporations’ Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Neal J. Andrews retired as the Chief Financial Officer effective December 31, 2020, and Trent Walker was elected as the Chief Financial Officer effective January 1, 2021.

118	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by the third quarter of 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Dividend Policy

iShares Municipal Bond Index Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month/quarter and may at times in any particular month/quarter pay out such accumulated but undistributed income in addition to net investment income earned in that month/quarter. As a result, the distributions paid by the Fund for any particular month/quarter may be more or less than the amount of net investment income earned by the Fund during such month/quarter. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

ADDITIONAL INFORMATION	119

Additional Information  (continued)

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator(a)

BlackRock Advisors, LLC

Wilmington, DE 19809

Investment Adviser(b)

BlackRock Fund Advisors

San Francisco, CA 94105

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Funds/Trust/Corporation/Master LLC

100 Bellevue Parkway

Wilmington, DE 19809

(a)	Administrator to iShares Russell 2000 Small-Cap Index Fund.
(b)	For iShares Municipal Bond Index Fund.

120	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

ETF	Exchange-Traded Fund

FTSE	Financial Times Stock Exchange

GO	General Obligation Bonds

PSF	Permanent School Fund

RB	Revenue Bond

REIT	Real Estate Investment Trust

SAP	Subject to Appropriations

SAW	State Aid Withholding

SCA	Svenska Celluosa Aktiebolaget

GLOSSARY OF TERMS USED IN THIS REPORT	121

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

iSIndex-12/20-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
iShares Short-Term TIPS Bond Index Fund	$20,808	$20,808	$0	$0	$16,700	$16,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$1,984,000	$2,050,500

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $1,984,000 and $2,050,500 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
iShares Short-Term TIPS Bond Index Fund	$16,700	$16,000

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$1,984,000	$2,050,500

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: March 5, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: March 5, 2021